As filed with the Securities and Exchange Commission on December 22, 2009
SEC File Nos. 333-29511 and 811-08261

===============================================================

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

Registration Statement Under the Securities Act of 1933 [X]
Pre-Effective Amendment No. [   ]
Post-Effective Amendment No. 28 [X]
and/or
Registration Statement Under the Investment Company Act of 1940 [X]
Amendment No. 30 [X]
-----------------------------------

MEMBERS Mutual Funds

550 Science Drive
Madison, WI 53711
(800) 767-0300
(Registrant's Exact Name, Address and Telephone Number)

Pamela M. Krill
General Counsel and Chief Legal Officer
Madison Asset Management, LLC
550 Science Drive
Madison, WI 53711
(Name and Address of Agent for Service)
--------------------------------------------

It is proposed that this filing will become effective (check appropriate box):

[   ] immediately upon filing pursuant to paragraph (b)
[   ] on (date) pursuant to paragraph (b)
[   ] 60 days after filing pursuant to paragraph (a)(1)
[X] on February 28, 2010 pursuant to paragraph (a)(1)
[   ] 75 days after filing pursuant to paragraph (a)(2)
[   ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[   ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

MEMBERS Mutual Funds logo

MEMBERS® Mutual Funds
Prospectus – February 28, 2010

                     Ticker Symbol

Fund Name	Class A	Class B	Class C	Class Y
Conservative Allocation Fund	MCNAX	MCNBX	MCOCX	N/A

Moderate Allocation Fund	MMDAX	MMDRX	MMDCX	N/A

Aggressive Allocation Fund	MAGSX	MAGBX	MAACX	N/A

Cash Reserves Fund	MFAXX	MFBXX	N/A	N/A

Bond Fund	MBOAX	MBOBX	N/A	--

High Income Fund	MHNAX	MHNBX	N/A	--

Diversified Income Fund	MBLAX	MBLNX	N/A	N/A

Equity Income Fund	MENAX	N/A	N/A	--

Large Cap Value Fund	MGWAX	MGWBX	N/A	--

Large Cap Growth Fund	MCAAX	MCPBX	N/A	--

Mid Cap Fund	MERAX	MERBX	N/A	--

Small Cap Fund	MASVX	MBSVX	N/A	--

International Stock Fund	MINAX	MINBX	N/A	--

N/A     Fund does not offer this share class.
--     Share class does not have a ticker symbol.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares in these funds, nor does the Commission guarantee the accuracy or adequacy of the prospectus. Any statement to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARIES      X
Conservative Allocation Fund     X
Moderate Allocation Fund     X
Aggressive Allocation Fund     X
Cash Reserves Fund     X
Bond Fund     X
High Income Fund     X
Diversified Income Fund     X
Equity Income Fund     X
Large Cap Value Fund     X
Large Cap Growth Fund     X
Mid Cap Fund     X
Small Cap Fund     X
International Stock Fund     X

YOUR ACCOUNT     X
Choosing a Share Class     X
How to Contact Us     X
Opening an Account     X
Purchasing Shares     X
Purchasing by Exchange     X
Sales Charges and Fees     X
Rule 1Xb-1 Distribution and Service Plans     X
Selling Shares     X
General Policies     X
Additional Investor Services     X
Distributions and Taxes     X

INVESTMENT ADVISER     X
PORTFOLIO MANAGEMENT     X
FINANCIAL HIGHLIGHTS     X
MORE INFORMATION ABOUT MEMBERS
MUTUAL FUNDS     X

This section describes the
investment objectives, strategies and risks, and fees and expenses of each portfolio (or “fund”) of the MEMBERS Mutual Funds.

This section explains your
account options, sales charges and fees, and how to open an account and purchase, exchange and sell shares of the MEMBERS Mutual Funds.

These sections give you additional information about the MEMBERS Mutual Funds.

Please note that an investment in any of these funds is not a deposit in a credit union or other financial institution and is neither insured nor endorsed in any way by any credit union, other financial institution, or government agency.

FUND SUMMARIES

CONSERVATIVE ALLOCATION FUND

Investment Objective

The Conservative Allocation Fund seeks income, capital appreciation and relative stability of value.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Actual expenses may be greater or less than those shown. Please keep in mind that as a result of changing market conditions, total asset levels and other factors, expenses at any time during the current fiscal year may be significantly different from those shown.

Shareholder Fees: (fees paid directly from your investment)	Class A	Class B	Class C
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (as a percentage of amount redeemed)	None[1]	4.50%[2]	1.00%[3]
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None	None

_________

1 Class A share purchases of $1,000,000 or more are not subject to a front-end load but may be subject to a contingent deferred sales charge (“CDSC”) of up to 1%.

2      The CDSC is reduced after 12 months and eliminated after six years following the purchase.

3      The CDSC is eliminated after 12 months following the purchase.

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C
Management Fees	0.20%	0.20%	0.20%
Rule 12b-1 Fees	0.25%	1.00%	1.00%
Other Expenses[1]	0.25%	0.25%	0.25%
Annual Fund Operating Expenses	0.70%	0.70%	0.70%
Plus: Acquired Fund Fees and Expenses[2]	0.__%	0.__%	0.__%
Total Annual Fund Operating Expenses	0.__%	0.__%	0.__%

_________

1 Under a separate services agreement with the fund, the fund’s investment adviser, Madison Asset Management, LLC (“Madison”), provides or arranges for the fund to have all of the operational and other support services it needs. From July 1, 2009 through June 30, 2011, Madison has agreed to maintain the fund’s expenses relating to these services at no more than the amount of such expenses incurred by the fund for the fiscal year ended October 31, 2008.

2 The fund’s indirect expenses from investing in other registered investment companies (“underlying funds”) are shown in the table. Future underlying fund expenses may be affected by a change in underlying funds, fund allocations, and expense ratios at the underlying fund levels.

Expense Example:

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or not redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested, that you pay the maximum initial or contingent deferred sales charge (if applicable), and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Redemption					No Redemption
	Year 1	Year 3	Year 5	Year 10		Year 1	Year 3	Year 5	Year 10
Class A	$ ___	$ ___	$ ___	$ ___	Class A	$ ___	$ ___	$ ___	$ ___
Class B	$ ___	$ ___	$ ___	$ ___	Class B	$ ___	$ ___	$ ___	$ ___
Class C	$ ___	$ ___	$ ___	$ ___	Class C	$ ___	$ ___	$ ___	$ ___

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was ___% of the average value of its portfolio.

Principal Investment Strategies

The fund invests primarily in shares of other registered investment companies (the “underlying funds”). The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the fund’s investment adviser. Under normal circumstances, the fund’s total net assets will be allocated among various asset classes and underlying funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”). Underlying funds in which the fund invests may include underlying funds advised by Madison and/or its affiliates, including other MEMBERS Mutual Funds as well as funds within the Madison Mosaic Funds family (the “affiliated underlying funds”). Generally, Madison will not invest more than 75% of the fund’s net assets, at the time of purchase, in affiliated underlying funds. Although actual allocations may vary, the fund’s current asset allocation among asset classes and underlying funds is approximately:

0-20%     money market funds;

0-80%     debt securities (e.g., bond funds and convertible bond funds);

0-20%     below-investment grade debt securities (e.g., high income funds);

0-50%     equity securities (e.g., U.S. stock funds);

0-50%     foreign securities (e.g., international stock and bond funds); and

0-20%     alternative asset classes (e.g., real estate investment trust funds, natural resources funds, precious metal funds and long/short funds).

Madison may employ multiple analytical approaches to determine the appropriate asset allocation for the fund, including:

•

Asset allocation optimization analysis. This approach considers the covariance between asset class returns (the degree to which returns in different asset classes do or do not move together), and the fund’s aim to achieve a favorable overall risk profile for any targeted level of portfolio return.

•	Scenario analysis. This approach analyzes historical and expected return data to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.

•

Fundamental analysis. This approach draws upon Madison’s equity and fixed income professionals to judge each asset class against current and forecasted market conditions. Economic, industry and security level research will be utilized to develop return and risk expectations that may influence asset class selection.

Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.

Principal Risks

The fund is a fund of funds, meaning that it invests primarily in the shares of underlying funds, including ETFs. Thus, the fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests. Each underlying fund’s performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that underlying fund. Accordingly, the fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds. You could lose money as a result of your investment. Additional risks of owing the fund are as follows:

Asset Allocation Risk. The fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.

Interest Rate Risk. The fund, through the underlying funds, is subject to interest rate risk, which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. When interest rates rise, bond prices fall; generally, the longer a bond’s maturity, the more sensitive it is to this risk.

Credit and Prepayment/Extension Risk. The fund, through the underlying funds, is also subject to credit risk, which is the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due. There is also prepayment/extension risk, which is the chance that a rise or fall in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments, typically reducing the underlying fund’s return. To the extent that the underlying funds invest in non-investment grade securities (i.e., “junk” bonds), the fund is also subject to above-average credit, market and other risks.

ETF Risks. The main risks of investing in ETFs are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Market Risk. While the majority of the fund’s assets will typically be invested in underlying funds that invest primarily in debt securities, to the extent that the fund invests in underlying funds that invest in equities, the fund is subject to market risk, which is the risk that the value of an investment may fluctuate in response to stock market movements.

Foreign Security Risk. Investments of underlying funds that invest in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to different broad measures of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month-end is available at no cost by visiting www.membersfunds.com or by calling 1-800-877-6089.

Calendar Year Class A Total Returns

Returns do not reflect sales charges and would be lower if they did.

[insert bar chart]

Best Calendar Quarter:	%
Worst Calendar Quarter:	%

Average Annual Total Returns

For Periods Ended December 31, 20091

	1 Year	Since Inception 6/30/2006	Since Inception 2/29/2008
Class A Shares
Return Before Taxes	%	%	N/A
Return After Taxes on Distributions	%	%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	%	%	N/A
Class B Shares - Return Before Taxes	%	%	N/A
Class C Shares - Return Before Taxes	N/A	N/A	%

Conservative Allocation Fund Custom Index[2]	%	%	%
Merrill Lynch U.S. Corporate, Government and Mortgage Index[3]	%	%	%

Class A, B and C share returns reflect payment of sales charges either upon purchase (A shares) or sale at the end of the period (B and C shares). Index returns shown do not reflect sales charges, fees, expenses or taxes. You cannot invest directly in an index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B and Class C shares will vary.
____________________________________

1 Beginning July 1, 2009, the fund’s investment adviser changed from MEMBERS Capital Advisors, Inc. to Madison Asset Management, LLC.

2 The Conservative Allocation Fund Custom Index consists of 65% Merrill Lynch U.S. Corporate, Government and Mortgage Index, 30% Russell 3000® Index and 5% MSCI EAFE Index. A description of the Merrill Lynch Index is set forth below. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The MSCI EAFE (Europe, Australasia & Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

3 The Merrill Lynch U.S. Corporate, Government and Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through and investment-grade corporate bonds meeting specified selection criteria.

Portfolio Management

The investment adviser to the fund is Madison Asset Management, LLC, and David Hottmann, CPA and CFA (Portfolio Manager) and Patrick Ryan, CIMA (Portfolio Manager) co-manage the fund. Mr. Hottmann has served in this capacity since September 2009 and Mr. Ryan has served in this capacity since January 2008.

Purchase and Sale of Fund Shares

The minimum investment amounts are as follows:

Type of Account	To Open an Account	To Add to an Account¹
Non-retirement accounts:	$1,000 ($1,000 per fund)	$150 ($50 per fund)
Retirement accounts:	$500 ($500 per fund)	$150 ($50 per fund)
Systematic investment programs:[2]
Twice Monthly or Biweekly[3]	$25	$25
Monthly	$50	$50
Bimonthly (every other month)	$100	$100
Quarterly	$150	$150

______________________________

1     The fund reserves the right to accept purchase amounts below the minimum when adding to an account as long as the minimum initial investment to open an account has been met, and for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans.

2     Regardless of frequency, the minimum investment allowed is $50 per fund per month.

3     Only one fund can be opened under the twice monthly or biweekly options and all purchases need to be directed to that fund.

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. Purchase, redemption and exchange requests are executed at the next net asset value calculated after your request is received in good order by MEMBERS Mutual Funds. In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities law.

Tax Information

The fund generally distributes most or all of its net investment income and capital gains. Capital gain distributions, if any, are typically made in December. Income distributions are declared quarterly and paid quarterly. All distributions that you receive from the fund are generally taxable, whether reinvested or received in cash. Fund distributions are expected to be primarily distributions of net investment company taxable income.

Financial Intermediary Compensation

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund and/or the fund’s investment adviser may pay the intermediary for the sale of fund shares and related services. Currently, the fund has such an arrangement with CUNA Brokerage Services, Inc., the former principal distributor of the fund’s shares, as well as certain other financial intermediaries. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

FUND SUMMARIES

MODERATE ALLOCATION FUND

Investment Objective

The Moderate Allocation Fund seeks capital appreciation, income and moderated market risk.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Actual expenses may be greater or less than those shown. Please keep in mind that as a result of changing market conditions, total asset levels and other factors, expenses at any time during the current fiscal year may be significantly different from those shown.

Shareholder Fees: (fees paid directly from your investment)	Class A	Class B	Class C
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (as a percentage of amount redeemed)	None[1]	4.50%[2]	1.00%[3]
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None	None

_________

1 Class A share purchases of $1,000,000 or more are not subject to a front-end load but may be subject to a contingent deferred sales charge (“CDSC”) of up to 1%.

2      The CDSC is reduced after 12 months and eliminated after six years following the purchase.

3      The CDSC is eliminated after 12 months following the purchase.

Annual Fund Operating Expenses:

(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C
Management Fees	0.20%	0.20%	0.20%
Rule 12b-1 Fees	0.25%	1.00%	1.00%
Other Expenses[1]	0.__%	0.__%	0.__%
Annual Fund Operating Expenses	0.__%	0.__%	0.__%
Plus: Acquired Fund Fees and Expenses[2]	0.__%	0.__%	0.__%
Total Annual Fund Operating Expenses	0.__%	0.__%	0.__%

_________

1 Under a separate services agreement with the fund, the fund’s investment adviser, Madison Asset Management, LLC (“Madison”), provides or arranges for the fund to have all of the operational and other support services it needs. From July 1, 2009 through June 30, 2011, Madison has agreed to maintain the fund’s expenses relating to these services at no more than the amount of such expenses incurred by the fund for the fiscal year ended October 31, 2008.

2 The fund’s indirect expenses from investing in other registered investment companies (“underlying funds”) are shown in the table. Future underlying fund expenses may be affected by a change in underlying funds, fund allocations, and expense ratios at the underlying fund levels.

Expense Example:

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or not redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested, that you pay the maximum initial or contingent deferred sales charge (if applicable), and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Redemption					No Redemption
	Year 1	Year 3	Year 5	Year 10		Year 1	Year 3	Year 5	Year 10
Class A	$ ___	$ ___	$ ___	$ ___	Class A	$ ___	$ ___	$ ___	$ ___
Class B	$ ___	$ ___	$ ___	$ ___	Class B	$ ___	$ ___	$ ___	$ ___
Class C	$ ___	$ ___	$ ___	$ ___	Class C	$ ___	$ ___	$ ___	$ ___

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was ___% of the average value of its portfolio.

Principal Investment Strategies

The fund invests primarily in shares of other registered investment companies (the “underlying funds”). The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the fund’s investment adviser. Under normal circumstances, the fund’s total net assets will be allocated among various asset classes and underlying funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”). Underlying funds in which the fund invests may include underlying funds advised by Madison and/or its affiliates, including other MEMBERS Mutual Funds as well as funds within the Madison Mosaic Funds family ( (the “affiliated underlying funds”). Generally, Madison will not invest more than 75% of the fund’s net assets, at the time of purchase, in affiliated underlying funds. Although actual allocations may vary, the fund’s current asset allocation among asset classes and underlying funds is approximately:

0-15%      money market funds;

0-60%      debt securities (e.g., bond funds and convertible bond funds);

0-20%      below-investment grade debt securities (e.g., high income funds);

0-80%      equity securities (e.g., U.S. stock funds);

0-60%      foreign securities (e.g., international stock and bond funds); and

0-20%      alternative asset classes (e.g., real estate investment trust funds, natural resources funds, precious metal funds and long/short funds).

Madison may employ multiple analytical approaches to determine the appropriate asset allocation for the fund, including:

•

Asset allocation optimization analysis. This approach considers the covariance between asset class returns (the degree to which returns in different asset classes do or do not move together), and the fund’s aim to achieve a favorable overall risk profile for any targeted level of portfolio return.

•	Scenario analysis. This approach analyzes historical and expected return data to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.

•

Fundamental analysis. This approach draws upon Madison’s equity and fixed income professionals to judge each asset class against current and forecasted market conditions. Economic, industry and security level research will be utilized to develop return and risk expectations that may influence asset class selection.

Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.

Principal Risks

The fund is a fund of funds, meaning that it invests primarily in the shares of underlying funds, including ETFs. Thus, the fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests. Each underlying fund’s performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that underlying fund. Accordingly, the fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds. You could lose money as a result of your investment. Additional risks of owing the fund are as follows:

Asset Allocation Risk. The fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.

Market Risk. The fund, through the underlying funds, is subject to market risk, which is the risk that the value of an investment may fluctuate in response to stock market movements.

Interest Rate Risk. The fund, through the underlying funds, is subject to interest rate risk, which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. When interest rates rise, bond prices fall; generally, the longer a bond’s maturity, the more sensitive it is to this risk.

ETF Risks. The main risks of investing in ETFs are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Risks of Non-Investment Grade Securities/Foreign Securities/Mortgage-Backed Securities. To the extent that the underlying funds invest in the following securities, the fund may be affected by additional risks relating to those securities:

•	non-investment grade securities;

•	foreign securities; and

•	mortgage-backed securities.

Issuers of non-investment grade securities are typically in weak financial health and their ability to pay principal and interest is uncertain. Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies. Mortgage-backed securities are subject to prepayment/extension risk, which is the chance that a rise or fall in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments, typically reducing the underlying fund’s return.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to different broad measures of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month-end is available at no cost by visiting www.membersfunds.com or by calling 1-800-877-6089.

Calendar Year Class A Total Returns

Returns do not reflect sales charges and would be lower if they did.

[insert bar chart]

Best Calendar Quarter:	%
Worst Calendar Quarter:	%

Average Annual Total Returns

For Periods Ended December 31, 20091

	1 Year	Since Inception 6/30/2006	Since Inception 2/29/2008
Class A Shares – Return Before Taxes	%	%	N/A
Return After Taxes on Distributions	%	%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	%	%	N/A
Class B Shares – Return Before Taxes	%	%	N/A
Class C Shares – Return before Taxes	N/A	N/A	%

Moderate Allocation Fund Custom Index[2]	%	%	%
S&P 500 Index[3]	___%_	%____	%

Class A, B and C share returns reflect payment of sales charges either upon purchase (A shares) or sale at the end of the period (B and C shares). Index returns shown do not reflect sales charges, fees, expenses or taxes. You cannot invest directly in an index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B and Class C shares will vary.

____________________________________

1 Beginning July 1, 2009, the fund’s investment adviser changed from MEMBERS Capital Advisors, Inc. to Madison Asset Management, LLC.

2 The Moderate Allocation Fund Custom Index consists of 40% Merrill Lynch U.S. Corporate, Government and Mortgage Index, 45% Russell 3000® Index and 15% MSCI EAFE Index. The Merrill Lynch Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through and investment-grade corporate bonds meeting specified selection criteria. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents 98% of investable U.S. equity market. The MSCI EAFE (Europe, Australasia & Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

3 The S&P 500 Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the U.S.

Portfolio Management

The investment adviser to the fund is Madison Asset Management, LLC, and David Hottmann, CPA and CFA (Portfolio Manager) and Patrick Ryan, CIMA (Portfolio Manager) co-manage the fund. Mr. Hottmann has served in this capacity since September 2009 and Mr. Ryan has served in this capacity since January 2008.

Purchase and Sale of Fund Shares

The minimum investment amounts are as follows:

Type of Account	To Open an Account	To Add to an Account¹
Non-retirement accounts:	$1,000 ($1,000 per fund)	$150 ($50 per fund)
Retirement accounts:	$500 ($500 per fund)	$150 ($50 per fund)
Systematic investment programs:[2]
Twice Monthly or Biweekly[3]	$25	$25
Monthly	$50	$50
Bimonthly (every other month)	$100	$100
Quarterly	$150	$150

______________________________

1     The fund reserves the right to accept purchase amounts below the minimum when adding to an account as long as the minimum initial investment to open an account has been met, and for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans.

2     Regardless of frequency, the minimum investment allowed is $50 per fund per month.

3     Only one fund can be opened under the twice monthly or biweekly options and all purchases need to be directed to that fund.

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. Purchase, redemption and exchange requests are executed at the next net asset value calculated after your request is received in good order by MEMBERS Mutual Funds. In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities law.

Tax Information

The fund generally distributes most or all of its net investment income and capital gains. Capital gain distributions, if any, are typically made in December. Income distributions are declared annually and paid annually. All distributions that you receive from the fund are generally taxable, whether reinvested or received in cash. Fund distributions are expected to be distributions of both net investment company taxable income and net capital gains.

Financial Intermediary Compensation

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund and/or the fund’s investment adviser may pay the intermediary for the sale of fund shares and related services. Currently, the fund has such an arrangement with CUNA Brokerage Services, Inc., the former principal distributor of the fund’s shares, as well as certain other financial intermediaries. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

FUND SUMMARIES

AGGRESSIVE ALLOCATION FUND

Investment Objective

The Aggressive Allocation Fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Actual expenses may be greater or less than those shown. Please keep in mind that as a result of changing market conditions, total asset levels and other factors, expenses at any time during the current fiscal year may be significantly different from those shown.

Shareholder Fees: (fees paid directly from your investment)	Class A	Class B	Class C
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (as a percentage of amount redeemed)	None[1]	4.50%[2]	1.00%[3]
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None	None

_________

1 Class A share purchases of $1,000,000 or more are not subject to a front-end load but may be subject to a contingent deferred sales charge (“CDSC”) of up to 1%.

2      The CDSC is reduced after 12 months and eliminated after six years following the purchase.

3      The CDSC is eliminated after 12 months following the purchase.

Annual Fund Operating Expenses:

(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C
Management Fees	0.20%	0.20%	0.20%
Rule 12b-1 Fees	0.25%	1.00%	1.00%
Other Expenses[1]	0.__%	0.__%	0.__%
Annual Fund Operating Expenses	0.__%	0.__%	0.__%
Plus: Acquired Fund Fees and Expenses[2]	0.__%	0.__%	0.__%
Total Annual Fund Operating Expenses	0.__%	0.__%	0.__%

_________

1 Under a separate services agreement with the fund, the fund’s investment adviser, Madison Asset Management, LLC (“Madison”), provides or arranges for the fund to have all of the operational and other support services it needs. From July 1, 2009 through June 30, 2011, Madison has agreed to maintain the fund’s expenses relating to these services at no more than the amount of such expenses incurred by the fund for the fiscal year ended October 31, 2008.

2 The fund’s indirect expenses from investing in other registered investment companies (“underlying funds”) are shown in the table. Future underlying fund expenses may be affected by a change in underlying funds, fund allocations, and expense ratios at the underlying fund levels.

Expense Example:

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or not redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested, that you pay the maximum initial or contingent deferred sales charge (if applicable), and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Redemption					No Redemption
	Year 1	Year 3	Year 5	Year 10		Year 1	Year 3	Year 5	Year 10
Class A	$ ___	$ ___	$ ___	$ ___	Class A	$ ___	$ ___	$ ___	$ ___
Class B	$ ___	$ ___	$ ___	$ ___	Class B	$ ___	$ ___	$ ___	$ ___
Class C	$ ___	$ ___	$ ___	$ ___	Class C	$ ___	$ ___	$ ___	$ ___

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was ___% of the average value of its portfolio.

Principal Investment Strategies

The fund invests primarily in shares of other registered investment companies (the “underlying funds”). The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the fund’s investment adviser. Under normal circumstances, the fund’s total net assets will be allocated among various asset classes and underlying funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”). Underlying funds in which the fund invests may include underlying funds advised by Madison and/or its affiliates including other MEMBERS Mutual Funds as well as funds within the Madison Mosaic Funds family ( (the “affiliated underlying funds”). Generally, Madison will not invest more than 75% of the fund’s net assets, at the time of purchase, in affiliated underlying funds. Although actual allocations may vary, the fund’s current asset allocation among asset classes and underlying funds is approximately:

     0-10%     money market funds;

     0-30%     debt securities, all of which could be in below investment grade debt securities (e.g., bond funds, convertible bond funds and high income funds);

     0-90%     equity securities (e.g., U.S. stock funds);

     0-70%     foreign securities (e.g., international stock and bond funds); and

     0-20%     alternative asset classes (e.g., real estate investment trust funds, natural resources funds, precious metal funds and long/short funds).

Madison may employ multiple analytical approaches to determine the appropriate asset allocation for the fund, including:

•

Asset allocation optimization analysis. This approach considers the covariance between asset class returns (the degree to which returns in different asset classes do or do not move together), and the fund’s aim to achieve a favorable overall risk profile for any targeted level of portfolio return.

•	Scenario analysis. This approach analyzes historical and expected return data to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.

•

Fundamental analysis. This approach draws upon Madison’s equity and fixed income professionals to judge each asset class against current and forecasted market conditions. Economic, industry and security level research will be utilized to develop return and risk expectations that may influence asset class selection.

Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.

Principal Risks

The fund is a fund of funds, meaning that it invests primarily in the shares of underlying funds, including ETFs. Thus, the fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests. Each underlying fund’s performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that underlying fund. Accordingly, the fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds. You could lose money as a result of your investment. Additional risks of owing the fund are as follows:

Asset Allocation Risk. The fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.

Market Risk. The fund, through the underlying funds, is subject to market risk, which is the risk that the value of an investment may fluctuate in response to stock market movements. Certain of the underlying funds may invest in the equity securities of smaller companies, which may fluctuate more in value and be more thinly traded than the general market.

Interest Rate Risk. To the extent that the fund invests in underlying funds that invest in debt securities, the fund will be subject to interest rate risk, which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. When interest rates rise, bond prices fall; generally, the longer a bond’s maturity, the more sensitive it is to this risk.

ETF Risks. The main risks of investing in ETFs are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Risks of Non-Investment Grade Securities/Foreign Securities. To the extent that the underlying funds invest in the following securities, the fund may be affected by additional risks relating to those securities:

•	non-investment grade securities; and

•	foreign securities.

Issuers of non-investment grade securities are typically in weak financial health and their ability to pay principal and interest is uncertain. Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to different broad measures of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month-end is available at no cost by visiting www.membersfunds.com or by calling 1-800-877-6089.

Calendar Year Class A Total Returns

Returns do not reflect sales charges and would be lower if they did.

[insert bar chart]

Best Calendar Quarter:	%
Worst Calendar Quarter:	%

Average Annual Total Returns

For Periods Ended December 31, 20091

	1 Year	Since Inception 6/30/2006	Since Inception 2/29/2008
Class A Shares – Return Before Taxes	%	%	N/A
Return After Taxes on Distributions	%	%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	%	%	N/A
Class B Shares – Return Before Taxes	%	%	N/A
Class C Shares – Return Before Taxes	N/A	N/A	%

Aggressive Allocation Fund Custom Index[2]	%	%	%
S&P 500 Index[3]	_____	_____	_____

Class A, B and C share returns reflect payment of sales charges either upon purchase (A shares) or sale at the end of the period (B and C shares). Index returns shown do not reflect sales charges, fees, expenses or taxes. You cannot invest directly in an index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B and Class C shares will vary.

____________________________________

1 Beginning July 1, 2009, the fund’s investment adviser changed from MEMBERS Capital Advisors, Inc. to Madison Asset Management, LLC.

2     The Aggressive Allocation Fund Custom Index consists of 15% Merrill Lynch U.S. Corporate, Government and Mortgage Index, 55% Russell 3000® Index and 30% MSCI EAFE Index. The Merrill Lynch U.S. Corporate, Government and Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through and investment-grade corporate bonds meeting specified selection criteria. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents 98% of the investable U.S. equity market. The MSCI EAFE (Europe, Australasia & Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada..

3 The S&P 500 Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the U.S.

Portfolio Management

The investment adviser to the fund is Madison Asset Management, LLC, and David Hottmann, CPA and CFA (Portfolio Manager) and Patrick Ryan, CIMA (Portfolio Manager) co-manage the fund. Mr. Hottmann has served in this capacity since September 2009 and Mr. Ryan has served in this capacity since January 2008.

Purchase and Sale of Fund Shares

The minimum investment amounts are as follows:

Type of Account	To Open an Account	To Add to an Account¹
Non-retirement accounts:	$1,000 ($1,000 per fund)	$150 ($50 per fund)
Retirement accounts:	$500 ($500 per fund)	$150 ($50 per fund)
Systematic investment programs:[2]
Twice Monthly or Biweekly[3]	$25	$25
Monthly	$50	$50
Bimonthly (every other month)	$100	$100
Quarterly	$150	$150

______________________________

1     The fund reserves the right to accept purchase amounts below the minimum when adding to an account as long as the minimum initial investment to open an account has been met, and for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans.

2     Regardless of frequency, the minimum investment allowed is $50 per fund per month.

3     Only one fund can be opened under the twice monthly or biweekly options and all purchases need to be directed to that fund.

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. Purchase, redemption and exchange requests are executed at the next net asset value calculated after your request is received in good order by MEMBERS Mutual Funds. In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities law.

Tax Information

The fund generally distributes most or all of its net investment income and capital gains. Capital gain distributions, if any, are typically made in December. Income distributions are declared annually and paid annually. All distributions that you receive from the fund are generally taxable, whether reinvested or received in cash. Fund distributions are expected to be primarily distributions of net capital gains.

Financial Intermediary Compensation

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund and/or the fund’s investment adviser may pay the intermediary for the sale of fund shares and related services. Currently, the fund has such an arrangement with CUNA Brokerage Services, Inc., the former principal distributor of the fund’s shares, as well as certain other financial intermediaries. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

FUND SUMMARIES

CASH RESERVES FUND

Investment Objective

The Cash Reserves Fund seeks high current income from money market instruments consistent with the preservation of capital and liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Actual expenses may be greater or less than those shown. Please keep in mind that as a result of changing market conditions, total asset levels and other factors, expenses at any time during the current fiscal year may be significantly different from those shown.

Shareholder Fees: (fees paid directly from your investment)	Class A	Class B
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (as a percentage of amount redeemed)	None[1]	4.50%[2]
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None

_________

1 Class A share purchases of $1,000,000 or more are not subject to a front-end load but may be subject to a contingent deferred sales charge (“CDSC”) of up to 1%.

2      The CDSC is reduced after 12 months and eliminated after six years following the purchase.

Annual Fund Operating Expenses:

(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B
Management Fees	0.40%	0.40%
Rule 12b-1 Fees	None	0.75%
Other Expenses[1]	0.15%	0.15%
Total Annual Fund Operating Expenses[2]	0.55%	1.30%

_________

1 Under a separate services agreement with the fund, the fund’s investment adviser, Madison Asset Management, LLC (“Madison”), provides or arranges for the fund to have all of the operational and other support services it needs. From July 1, 2009 through June 30, 2011, Madison has agreed to maintain the fund’s expenses relating to these services at no more than the amount of such expenses incurred by the fund for the fiscal year ended October 31, 2008.

2 Madison and the fund’s distributor, Mosaic Funds Distributor, LLC (“MFD”), may waive fees and reimburse fund expenses, including management and 12b-1 fees, to the extent necessary to prevent a negative yield for Class A and Class B shares of the fund. Madison and/or MFD may modify or discontinue any voluntary waiver/reimbursement at any time. There is no guarantee that Class A or Class B shares of the fund will be able to avoid a negative yield.

Expense Example:

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or not redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested, that you pay the maximum initial or contingent deferred sales charge (if applicable), and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Redemption					No Redemption
	Year 1	Year 3	Year 5	Year 10		Year 1	Year 3	Year 5	Year 10
Class A	$ ___	$ ___	$ ___	$ ___	Class A	$ ___	$ ___	$ ___	$ ___
Class B	$ ___	$ ___	$ ___	$ ___	Class B	$ ___	$ ___	$ ___	$ ___

Principal Investment Strategies

The fund invests exclusively in U.S. dollar-denominated money market securities maturing in thirteen months or less from the date of purchase. These securities will be obligations of the U.S. Government and its agencies and instrumentalities, but may also include securities issued by U.S. and foreign financial institutions, corporations, municipalities, foreign governments, and multi-national organizations, such as the World Bank. Under normal market conditions, the fund will maintain at least 80% of its assets in these securities. At least 95% of the fund’s assets must be rated in the highest short-term category (or its unrated equivalent), and 100% of the fund’s assets must be invested in securities rated in the two highest rating categories.
The fund may invest in U.S. dollar-denominated foreign money market securities, although no more than 25% of the fund’s assets may be invested in these securities unless they are backed by a U.S. parent financial institution. In addition, the fund may enter into repurchase agreements, engage in short-term trading and purchase securities on a when-issued or forward commitment basis. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

To the extent permitted by law and available in the market, the fund may invest in mortgage-backed and asset-backed securities, including those representing pools of mortgage, commercial, or consumer loans originated by credit unions or other financial institutions.

Principal Risks

As with any money market fund, the yield paid by the fund will vary with changes in interest rates. Generally, if interest rates rise, the market value of income bearing securities will decline.
Due to a number of market influences, yields on short-term U.S. Treasury debt instruments are currently near historical lows. As a result, yields on the fund are currently at very low levels. Should net yields (i.e., gross yields minus fund expenses) on the fund appear likely to fall below zero, causing your account value to drop in value, the fund’s adviser and distributor have agreed to waive fees and reimburse fund expenses to the extent necessary to prevent that from happening. Any such waiver or reimbursement would be voluntary and could be discontinued at any time. There is no guarantee that the fund will be able to avoid a negative yield.
During unusual periods of credit market illiquidity, it is possible that the fund’s holdings of commercial paper could be subject to principal loss in the event the fund needs to raise cash to meet redemptions.

An investment in the fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund attempts to maintain a stable price of $1.00 per share, there is no assurance that it will be able to do so and it is possible to lose money by investing in the fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to different broad measures of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month-end is available at no cost by visiting www.membersfunds.com or by calling 1-800-877-6089.

Calendar Year Class A Total Returns

[insert bar chart]

Best Calendar Quarter:	%
Worst Calendar Quarter:	%

Average Annual Total Returns

For Periods Ended December 31, 20091

	1 Year		5 Years		10 Years		Since Inception 12/29/1997

Class A Shares[2]	%		%		%		%

Class B Shares[2],3%			%		%		%
90-Day UTreasury Bill	.S.	%		%		%		%

Class B share returns reflect payment of sales charges upon sales at the end of the period. Class A shares are sold without the imposition of a sales charge; therefore, returns shown do not reflect sales charges, but do reflect fees and expenses.

The 90-day U.S. Treasury Bill returns shown do not reflect sales charges, fees, expenses or taxes.

____________________________________

1 Beginning July 1, 2009, the fund’s investment adviser changed from MEMBERS Capital Advisors, Inc. to Madison Asset Management, LLC.

2 The former investment adviser to the fund waived its management fee on December 31, 2008. If the management fee had not been waived, returns would have been lower.

3 The former distributor to the fund voluntarily waived all or a portion of its distribution fee on Class B shares from March 25, 2003 through July 21, 2004 and again from November 12, 2008 through December 31, 2008. If the distribution fee was not waived, returns would have been lower.

Portfolio Management

The investment adviser to the fund is Madison Asset Management, LLC.

Purchase and Sale of Fund Shares

The minimum investment amounts are as follows:

Type of Account	To Open an Account	To Add to an Account¹
Non-retirement accounts:	$1,000 ($1,000 per fund)	$150 ($50 per fund)
Retirement accounts:	$500 ($500 per fund)	$150 ($50 per fund)
Systematic investment programs:[2]
Twice Monthly or Biweekly[3]	$25	$25
Monthly	$50	$50
Bimonthly (every other month)	$100	$100
Quarterly	$150	$150

______________________________

1     The fund reserves the right to accept purchase amounts below the minimum when adding to an account as long as the minimum initial investment to open an account has been met, and for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans.

2     Regardless of frequency, the minimum investment allowed is $50 per fund per month.

3     Only one fund can be opened under the twice monthly or biweekly options and all purchases need to be directed to that fund.

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. Purchase, redemption and exchange requests are executed at the next net asset value calculated after your request is received in good order by MEMBERS Mutual Funds. In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities law.

Tax Information

The fund generally distributes most or all of its net investment income and capital gains. Capital gain distributions, if any, are typically made in December. Income distributions are declared daily and paid daily. All distributions that you receive from the fund are generally taxable, whether reinvested or received in cash. Fund distributions are expected to be primarily distributions of net investment company taxable income.

Financial Intermediary Compensation

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund and/or the fund’s investment adviser may pay the intermediary for the sale of fund shares and related services. Currently, the fund has such an arrangement with CUNA Brokerage Services, Inc., the former principal distributor of the fund’s shares, as well as certain other financial intermediaries. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

FUND SUMMARIES

BOND FUND

Investment Objective

The Bond Fund seeks to generate a high level of current income, consistent with the prudent limitation of investment risk.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Actual expenses may be greater or less than those shown. Please keep in mind that as a result of changing market conditions, total asset levels and other factors, expenses at any time during the current fiscal year may be significantly different from those shown.

Shareholder Fees: (fees paid directly from your investment)	Class A	Class B	Class Y
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	4.50%	None	None
Maximum Deferred Sales Charge (as a percentage of amount redeemed)	None[1]	4.50%[2]	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None	None

_________

1 Class A share purchases of $1,000,000 or more are not subject to a front-end load but may be subject to a contingent deferred sales charge (“CDSC”) of up to 1%.

2      The CDSC is reduced after 12 months and eliminated after six years following the purchase.

Annual Fund Operating Expenses:

(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class Y
Management Fees	0.50%	0.50%	0.50%
Rule 12b-1 Fees	0.25%	1.00%	None
Other Expenses[1]	0.15%	0.15%	0.15%
Total Annual Fund Operating Expenses	0.90%	1.65%	0.65%

_________

1 Under a separate services agreement with the fund, the fund’s investment adviser, Madison Asset Management, LLC (“Madison”), provides or arranges for the fund to have all of the operational and other support services it needs. From July 1, 2009 through June 30, 2011, Madison has agreed to maintain the fund’s expenses relating to these services at no more than the amount of such expenses incurred by the fund for the fiscal year ended October 31, 2008.

Expense Example:

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or not redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested, that you pay the maximum initial or contingent deferred sales charge (if applicable), and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Redemption					No Redemption
	Year 1	Year 3	Year 5	Year 10		Year 1	Year 3	Year 5	Year 10
Class A	$ ___	$ ___	$ ___	$ ___	Class A	$ ___	$ ___	$ ___	$ ___
Class B	$ ___	$ ___	$ ___	$ ___	Class B	$ ___	$ ___	$ ___	$ ___
Class Y	$ ___	$ ___	$ ___	$ ___	Class Y	$ ___	$ ___	$ ___	$ ___

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was ___% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the fund invests at least 80% of its assets in bonds. To keep current income relatively stable and to limit share price volatility, the fund emphasizes investment grade securities and maintains an intermediate (typically 3-6 year) average portfolio duration. Duration is a measure of a security’s price sensitivity to changes in interest rates. The fund may invest in the following instruments:

•

Corporate debt securities: securities issued by domestic and foreign corporations which have a rating within the four highest categories and, to a limited extent (up to 20% of its assets), in securities not rated within the four highest categories;

•	U.S. Government debt securities: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

•	Foreign government debt securities: securities issued or guaranteed by a foreign government or its agencies or instrumentalities, payable in U.S. dollars, which have a rating within the four highest categories;

•	Non-rated debt securities: securities issued or guaranteed by corporations, financial institutions, and others which, although not rated by a national rating service, are considered by Madison Asset Management, LLC (“Madison”), the fund’s investment adviser, to have an investment quality equivalent to one of the four highest categories; and

•

Asset-backed, mortgage-backed and commercial mortgage-backed securities: securities issued or guaranteed by special purpose corporations and financial institutions which represent direct or indirect participation in, or are collateralized by, an underlying pool of assets. The types of assets that can be “securitized” include residential or commercial mortgages, credit card receivables, automobile loans, and other assets.

Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.

Principal Risks

Several factors may affect the market price and yield of the fund’s securities, including investor demand and domestic and worldwide economic conditions. The specific risks of owning the fund are set forth below. You could lose money as a result of your investment.

Interest Rate Risk. As with most income funds, the fund is subject to interest rate risk, which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income bearing securities.

Liquidity Risk. The fund is also subject to liquidity risk, which means there may be little or no trading activity for the debt securities in which the fund invests, and that may make it difficult for the fund to value accurately and/or sell those securities. In addition, liquid debt securities in which the fund invests are subject to the risk that during certain periods their liquidity will shrink or disappear suddenly and without warning as a result of adverse economic, regulatory or market conditions, or adverse investor perceptions. If the fund experiences rapid, large redemptions during a period in which a substantial portion of its debt securities are illiquid, the fund may be forced to sell those securities at a discount, which could result in significant fund and shareholder losses.

Credit Risk. The fund is subject to credit risk, which is the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due. The ability of the fund to realize interest under repurchase agreements and pursuant to loans of the fund’s securities is dependent on the ability of the seller or borrower, as the case may be, to perform its obligation to the fund.

Prepayment/Extension Risk. The fund is subject to prepayment/extension risk, which is the chance that a fall/rise in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments, typically reducing the fund’s return.

Non-Investment Grade Security Risk. To the extent that the fund invests in non-investment grade securities, the fund is also subject to above-average credit, market and other risks. Issuers of non-investment grade securities (i.e., “junk” bonds) are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to different broad measures of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month-end is available at no cost by visiting www.membersfunds.com or by calling 1-800-877-6089.

Calendar Year Class A Total Returns

Returns do not reflect sales charges and would be lower if they did.

[insert bar chart]

Best Calendar Quarter:	%
Worst Calendar Quarter:	%

Average Annual Total Returns

For Periods Ended December 31, 20091

	1 Year	5 Years	10 Years	Since Inception 12/29/1997	Since Inception 6/30/2006
Class A Shares[2]
Return Before Taxes	%	%	%	%	N/A
Return After Taxes on Distributions	%	%	%	%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	%	%	%	%	N/A

Class B Shares[2]
Return Before Taxes	%	%	%	%	N/A

Class Y Shares
Return Before Taxes	%	N/A	N/A	N/A	%

Merrill Lynch U.S. Corporate, Government and Mortgage Index[3]	%	%	%	%	%

Class A and B share returns reflect payment of sales charges either upon purchase (A shares) or sale at the end of the period (B shares). Class Y shares are sold without the imposition of a sales charge. Index returns shown do not reflect sales charges, fees, expenses or taxes. You cannot invest directly in an index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B and Class Y shares will vary.

____________________________________

1 Beginning July 1, 2009, the fund’s investment adviser changed from MEMBERS Capital Advisors, Inc. to Madison Asset Management, LLC.

2 The former investment adviser to the fund waived its management fee from June 1, 1998 through October 31, 1998. If the management fee had not been waived, returns would have been lower.

3     The Merrill Lynch U.S. Corporate, Government and Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through and investment-grade corporate bonds meeting specified selection criteria.

Portfolio Management

The investment adviser to the fund is Madison Asset Management, LLC, and Dean “Jack” Call, DBA and CFA (Portfolio Manager) and Paul Lefurgey, CFA (Portfolio Manager) co-manage the fund. Mr. Call has served in this capacity since 2004 and Mr. Lefurgey has served in this capacity since July 2009.

Purchase and Sale of Fund Shares

The minimum investment amounts are as follows:

Type of Account	To Open an Account	To Add to an Account¹
Non-retirement accounts:	$1,000 ($1,000 per fund)	$150 ($50 per fund)
Retirement accounts:	$500 ($500 per fund)	$150 ($50 per fund)
Systematic investment programs:[2]
Twice Monthly or Biweekly[3]	$25	$25
Monthly	$50	$50
Bimonthly (every other month)	$100	$100
Quarterly	$150	$150

______________________________

1     The fund reserves the right to accept purchase amounts below the minimum when adding to an account as long as the minimum initial investment to open an account has been met, and for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans.

2     Regardless of frequency, the minimum investment allowed is $50 per fund per month.

3     Only one fund can be opened under the twice monthly or biweekly options and all purchases need to be directed to that fund.

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. Purchase, redemption and exchange requests are executed at the next net asset value calculated after your request is received in good order by MEMBERS Mutual Funds. In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities law.

Tax Information

The fund generally distributes most or all of its net investment income and capital gains. Capital gain distributions, if any, are typically made in December. Income distributions are declared monthly and paid monthly. All distributions that you receive from the fund are generally taxable, whether reinvested or received in cash. Fund distributions are expected to be primarily distributions of net investment company taxable income.

Financial Intermediary Compensation

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund and/or the fund’s investment adviser may pay the intermediary for the sale of fund shares and related services. Currently, the fund has such an arrangement with CUNA Brokerage Services, Inc., the former principal distributor of the fund’s shares, as well as certain other financial intermediaries. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

FUND SUMMARIES

HIGH INCOME FUND

Investment Objective

The High Income Fund seeks high current income. The fund also seeks capital appreciation, but only when consistent with its primary goal.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Actual expenses may be greater or less than those shown. Please keep in mind that as a result of changing market conditions, total asset levels and other factors, expenses at any time during the current fiscal year may be significantly different from those shown.

Shareholder Fees: (fees paid directly from your investment)	Class A	Class B	Class Y
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	4.50%	None	None
Maximum Deferred Sales Charge (as a percentage of amount redeemed)	None[1]	4.50%[2]	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None	None

_________

1 Class A share purchases of $1,000,000 or more are not subject to a front-end load but may be subject to a contingent deferred sales charge (“CDSC”) of up to 1%.

2      The CDSC is reduced after 12 months and eliminated after six years following the purchase.

Annual Fund Operating Expenses:

(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class Y
Management Fees	0.55%	0.55%	0.55%
Rule 12b-1 Fees	0.25%	1.00%	None
Other Expenses[1]	0.20%	0.20%	0.20%
Total Annual Fund Operating Expenses	1.00%	1.75%	0.75%

_________

1 Under a separate services agreement with the fund, the fund’s investment adviser, Madison Asset Management, LLC (“Madison”), provides or arranges for the fund to have all of the operational and other support services it needs. From July 1, 2009 through June 30, 2011, Madison has agreed to maintain the fund’s expenses relating to these services at no more than the amount of such expenses incurred by the fund for the fiscal year ended October 31, 2008.

Expense Example:

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or not redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested, that you pay the maximum initial or contingent deferred sales charge (if applicable), and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Redemption					No Redemption
	Year 1	Year 3	Year 5	Year 10		Year 1	Year 3	Year 5	Year 10
Class A	$ ___	$ ___	$ ___	$ ___	Class A	$ ___	$ ___	$ ___	$ ___
Class B	$ ___	$ ___	$ ___	$ ___	Class B	$ ___	$ ___	$ ___	$ ___
Class Y	$ ___	$ ___	$ ___	$ ___	Class Y	$ ___	$ ___	$ ___	$ ___

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was ___% of the average value of its portfolio.

Principal Investment Strategies

The fund invests primarily in lower-rated, higher-yielding income bearing securities, such as “junk” bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the fund may rotate securities selection by business sector according to the economic outlook. Under normal market conditions, the fund invests at least 80% of its assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities. Types of bonds and other securities include, but are not limited to, domestic and foreign corporate bonds, debentures, notes, convertible securities, preferred stocks, municipal obligations and government obligations. The fund may invest in mortgage-backed securities, credit default swaps, total return swaps and bank loans to high yield corporate issuers. Up to 25% of the fund’s assets may be invested in the securities of issuers in any one industry.

Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.

Principal Risks

The specific risks of owning the fund are set forth below. You could lose money as a result of your investment.

Interest Rate/Credit Risks. The fund is subject to above-average interest rate and credit risks, which are risks that the value of your investment will fluctuate in response to changes in interest rates or an issuer will not honor a financial obligation. Investors should expect greater fluctuations in share price, yield and total return compared to bond funds holding bonds and other income bearing securities with higher credit ratings and/or shorter maturities. These fluctuations, whether positive or negative, may be sharp and unanticipated.

Liquidity Risk. The fund is also subject to liquidity risk, which means there may be little or no trading activity for the debt securities in which the fund invests, and that may make it difficult for the fund to value accurately and/or sell those securities. In addition, liquid debt securities in which the fund invests are subject to the risk that during certain periods their liquidity will shrink or disappear suddenly and without warning as a result of adverse economic, regulatory or market conditions, or adverse investor perceptions. If the fund experiences rapid, large redemptions during a period in which a substantial portion of its debt securities are illiquid, the fund may be forced to sell those securities at a discount, which could result in significant fund and shareholder losses.

Non-Investment Grade Security Risk. Issuers of non-investment grade securities (i.e., “junk” bonds) are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. “Junk” bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

Foreign Security Risk. Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.

Bank Loan Risk. The fund may invest in bank loans to below-investment grade rated corporate issuers via loan participations and assignments. The purchase of bank loans involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender.

Credit Default and Total Return Swap Risk. The fund may also invest in credit default and total return swaps. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Certain categories of swap agreements often have terms of greater than seven days and may be considered illiquid. Moreover, the fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter- party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Prepayment/Extension Risk. The fund may also invest in mortgage-backed securities that are subject to prepayment/extension risks, which is the chance that a fall/rise in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments, typically reducing the fund’s return.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to different broad measures of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month-end is available at no cost by visiting www.membersfunds.com or by calling 1-800-877-6089.

Calendar Year Class A Total Returns

Returns do not reflect sales charges and would be lower if they did.

[insert bar chart]

Best Calendar Quarter:	%
Worst Calendar Quarter:	%

Average Annual Total Returns

For Periods Ended December 31, 20091

	1 Year	5 Years	10 Years	Since Inception 12/29/1997	Since Inception 6/30/2006
Class A Shares[2]
Return Before Taxes	%	%	%	%	N/A
Return After Taxes on Distributions	%	%	%	%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	%	%	%	%	N/A

Class B Shares[2]
Return Before Taxes	%	%	%	%	N/A

Class Y Shares
Return Before Taxes	%	N/A	N/A	N/A	%

Merrill Lynch U.S. High Yield Master II Constrained Index[3]	%	%	%	%	%

Class A and B share returns reflect payment of sales charges either upon purchase (A shares) or sale at the end of the period (B shares). Class Y shares are sold without the imposition of a sales charge. Index returns shown do not reflect sales charges, fees, expenses or taxes. You cannot invest directly in an index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B and Class Y shares will vary.

_________________________________

1 Beginning July 1, 2009, the fund’s investment adviser changed from MEMBERS Capital Advisors, Inc. to Madison Asset Management, LLC.

2     For periods shown prior to February 28, 2005, the fund returns reflect the fund’s performance under the management of the previous subadviser, which was replaced by Shenkman Capital Management, Inc. effective February 28, 2005.

3 The Merrill Lynch U.S. High Yield Master II Constrained Index is an unmanaged portfolio constructed to mirror the public high yield debt market. This index includes U.S. publicly issued corporate bonds and includes payment in kind and deferred interest bonds that are not yet accruing a coupon. Bonds rated in default, or that are not rated, are excluded from the index.

Portfolio Management

The investment adviser to the fund is Madison Asset Management, LLC (“Madison”). Madison has delegated the day-to-day responsibility of managing the fund to Shenkman Capital Management, Inc. (“Shenkman”). Mark Shenkman (President and Chief Investment Officer of Shenkman), Frank Whitely (Executive Vice President and Senior Portfolio Manager of Shenkman) and Mark Flanagan, CPA and CFA (Executive Vice President and Portfolio Manager of Shenkman), co-manage the fund. Messrs. Shenkman, Whitely and Flanagan have served as co-managers of the fund since February 2005.

Purchase and Sale of Fund Shares

The minimum investment amounts are as follows:

Type of Account	To Open an Account	To Add to an Account¹
Non-retirement accounts:	$1,000 ($1,000 per fund)	$150 ($50 per fund)
Retirement accounts:	$500 ($500 per fund)	$150 ($50 per fund)
Systematic investment programs:[2]
Twice Monthly or Biweekly[3]	$25	$25
Monthly	$50	$50
Bimonthly (every other month)	$100	$100
Quarterly	$150	$150

______________________________

1     The fund reserves the right to accept purchase amounts below the minimum when adding to an account as long as the minimum initial investment to open an account has been met, and for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans.

2     Regardless of frequency, the minimum investment allowed is $50 per fund per month.

3     Only one fund can be opened under the twice monthly or biweekly options and all purchases need to be directed to that fund.

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. Purchase, redemption and exchange requests are executed at the next net asset value calculated after your request is received in good order by MEMBERS Mutual Funds. In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities law.

Tax Information

The fund generally distributes most or all of its net investment income and capital gains. Capital gain distributions, if any, are typically made in December. Income distributions are declared monthly and paid monthly. All distributions that you receive from the fund are generally taxable, whether reinvested or received in cash. Fund distributions are expected to be primarily distributions of net investment company taxable income.

Financial Intermediary Compensation

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund and/or the fund’s investment adviser may pay the intermediary for the sale of fund shares and related services. Currently, the fund has such an arrangement with CUNA Brokerage Services, Inc., the former principal distributor of the fund’s shares, as well as certain other financial intermediaries. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

FUND SUMMARIES

DIVERSIFIED INCOME FUND

Investment Objective

The Diversified Income Fund seeks a high total return through the combination of income and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Actual expenses may be greater or less than those shown. Please keep in mind that as a result of changing market conditions, total asset levels and other factors, expenses at any time during the current fiscal year may be significantly different from those shown.

Shareholder Fees: (fees paid directly from your investment)	Class A	Class B
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (as a percentage of amount redeemed)	None[1]	4.50%[2]
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None

_________

1 Class A share purchases of $1,000,000 or more are not subject to a front-end load but may be subject to a contingent deferred sales charge (“CDSC”) of up to 1%.

2      The CDSC is reduced after 12 months and eliminated after six years following the purchase.

Annual Fund Operating Expenses:

(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B
Management Fees	0.65%	0.65%
Rule 12b-1 Fees	0.25%	1.00%
Other Expenses[1]	0.20%	0.20%
Total Annual Fund Operating Expenses	1.10%	1.85%

_________

1 Under a separate services agreement with the fund, the fund’s investment adviser, Madison Asset Management, LLC (“Madison”), provides or arranges for the fund to have all of the operational and other support services it needs. From July 1, 2009 through June 30, 2011, Madison has agreed to maintain the fund’s expenses relating to these services at no more than the amount of such expenses incurred by the fund for the fiscal year ended October 31, 2008.

Expense Example:

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or not redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested, that you pay the maximum initial or contingent deferred sales charge (if applicable), and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Redemption					No Redemption
	Year 1	Year 3	Year 5	Year 10		Year 1	Year 3	Year 5	Year 10
Class A	$ ___	$ ___	$ ___	$ ___	Class A	$ ___	$ ___	$ ___	$ ___
Class B	$ ___	$ ___	$ ___	$ ___	Class B	$ ___	$ ___	$ ___	$ ___

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was ___% of the average value of its portfolio.

Principal Investment Strategies

The fund seeks income by investing in a broadly diversified array of securities including bonds, common stocks, real estate securities, foreign market bonds and stocks and money market instruments. Bonds, stock and cash components will vary, reflecting the portfolio managers’ judgments of the relative availability of attractively yielding and priced stocks and bonds. Generally, however, bonds (including investment grade, high yield and mortgage- or asset-backed) will constitute up to 80% of the fund’s assets, stocks (common, preferred and convertible bonds) will constitute up to 60% of the fund’s assets, real estate securities will constitute up to 25% of the fund’s assets, foreign (including emerging market) stocks and bonds will constitute up to 25% of the fund’s assets and money market instruments may constitute up to 25% of the fund’s assets. Although the fund is permitted to invest up to 80% of its assets in lower credit quality bonds, under normal circumstances, the fund intends to limit the investment in lower credit quality bonds to less than 50% of the fund’s assets. The fund may also invest in exchange traded funds (“ETFs”) that are registered investment companies. In order to generate additional income through the collection of option premiums, the fund may also write (sell) covered call options when deemed appropriate by the portfolio managers.

The fund typically sells a stock when the fundamental expectations for producing competitive yields at an acceptable level of price risk no longer apply, the price exceeds its intrinsic value or other stocks appear more attractive.

Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.

Principal Risks

As with any fund that invests in stocks, bonds, real estate investment trusts and foreign securities, the fund is subject to market, interest rate and foreign market risks. To the extent that it invests in non-investment grade securities and mortgage-backed securities, the fund may be affected by additional risks relating to these securities. You could lose money as a result of your investment.

Market Risk. The fund is subject to market risk, which is the risk that the value of an investment may fluctuate in response to stock market movements.

Interest Rate Risk. The fund is subject to interest rate risk, which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. When interest rates rise, bond prices fall; generally, the longer a bond’s maturity, the more sensitive it is to this risk.

Foreign Security Risk. Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.

Non-Investment Grade Security Risk. Issuers of non-investment grade securities (i.e., “junk” bonds) are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. “Junk” bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

Mortgage-Backed Security Risk. Mortgage-backed securities are subject to prepayment/extension risk, which is the chance that a rise or fall in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments, typically reducing the underlying fund’s return.

Option Risk. As the writer of a covered call option, the fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option also has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it may not be able to effect a closing purchase transaction in order to terminate its obligation under the option and must then deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when the fund seeks to close out an option position. If the fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to different broad measures of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month-end is available at no cost by visiting www.membersfunds.com or by calling 1-800-877-6089.

Calendar Year Class A Total Returns

Returns do not reflect sales charges and would be lower if they did.

[insert bar chart]

Best Calendar Quarter:	%
Worst Calendar Quarter:	%

Average Annual Total Returns

For Periods Ended December 31, 20091,2

	1 Year	5 Years	10 Years	Since Inception 12/29/1997
Class A Shares
Return Before Taxes	%	%	%	%
Return After Taxes on Distributions	%	%	%	%
Return After Taxes on Distributions and Sale of Fund Shares	%	%	%	%

Class B Shares
Return Before Taxes	%	%	%	%

Russell 1000® Index[3]	%	%	%	%
Merrill Lynch U.S. Corporate, Government and Mortgage Index[4]	%	%	%	%

Class A and B share returns reflect payment of sales charges either upon purchase (A shares) or sale at the end of the period (B shares). Index returns shown do not reflect sales charges, fees, expenses or taxes. You cannot invest directly in an index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B shares will vary.

_________________________________

1 For the periods shown prior to February 28, 2007, the fund returns reflect the fund’s performance prior to the change in investment strategy from the      Balanced Fund to the Diversified Income Fund.

2 Beginning July 1, 2009, the fund’s investment adviser changed from MEMBERS Capital Advisors, Inc. to Madison Asset Management, LLC.

3 The Russell 1000® Index is a large-cap market index which measures the performance of the 1,000 largest companies in the Russell 3000® Index      (the Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization).

     4 The Merrill Lynch U.S. Corporate, Government and Mortgage Index is a broad-based measure of the total rate of return performance of the U.S.      investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational      mortgage pass-through and investment-grade corporate bonds meeting specified selection criteria.

Portfolio Management

The investment adviser to the fund is Madison Asset Management, LLC, and Dean “Jack” Call, DBA and CFA (Portfolio Manager) and John Brown, CFA (Portfolio Manager) co-manage the fund. Mr. Call has served in this capacity since 2004 and Mr. Brown has served in this capacity since 1998.

Purchase and Sale of Fund Shares

The minimum investment amounts are as follows:

Type of Account	To Open an Account	To Add to an Account¹
Non-retirement accounts:	$1,000 ($1,000 per fund)	$150 ($50 per fund)
Retirement accounts:	$500 ($500 per fund)	$150 ($50 per fund)
Systematic investment programs:[2]
Twice Monthly or Biweekly[3]	$25	$25
Monthly	$50	$50
Bimonthly (every other month)	$100	$100
Quarterly	$150	$150

______________________________

1     The fund reserves the right to accept purchase amounts below the minimum when adding to an account as long as the minimum initial investment to open an account has been met, and for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans.

2     Regardless of frequency, the minimum investment allowed is $50 per fund per month.

3     Only one fund can be opened under the twice monthly or biweekly options and all purchases need to be directed to that fund.

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. Purchase, redemption and exchange requests are executed at the next net asset value calculated after your request is received in good order by MEMBERS Mutual Funds. In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities law.

Tax Information

The fund generally distributes most or all of its net investment income and capital gains. Capital gain distributions, if any, are typically made in December. Income distributions are declared monthly and paid monthly. All distributions that you receive from the fund are generally taxable, whether reinvested or received in cash. Fund distributions are expected to be distributions of both net investment company taxable income and net capital gains.

Financial Intermediary Compensation

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund and/or the fund’s investment adviser may pay the intermediary for the sale of fund shares and related services. Currently, the fund has such an arrangement with CUNA Brokerage Services, Inc., the former principal distributor of the fund’s shares, as well as certain other financial intermediaries. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

FUND SUMMARIES

EQUITY INCOME FUND

Investment Objective

The Equity Income Fund seeks to provide consistent total return and, secondarily, to provide a high level of income and gains from option premiums.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Actual expenses may be greater or less than those shown. Please keep in mind that as a result of changing market conditions, total asset levels and other factors, expenses at any time during the current fiscal year may be significantly different from those shown.

Shareholder Fees: (fees paid directly from your investment)	Class A	Class Y
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (as a percentage of amount redeemed)	None[1]	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None

_________

1 Class A share purchases of $1,000,000 or more are not subject to a front-end load but may be subject to a contingent deferred sales charge (“CDSC”) of up to 1%.

Annual Fund Operating Expenses:

(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class Y
Management Fees	0.85%	0.85%
Rule 12b-1 Fees	0.25%	None
Other Expenses[1]	0.15%	0.15%
Total Annual Fund Operating Expenses	1.25%	1.00%

_________

1 Under a separate services agreement with the fund, the fund’s investment adviser, Madison Asset Management, LLC (“Madison”), provides or arranges for the fund to have all of the operational and other support services it needs. The annual fee for these services is as set forth in the table.

Expense Example:

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or not redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested, that you pay the maximum initial or contingent deferred sales charge (if applicable), and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Redemption					No Redemption
	Year 1	Year 3	Year 5	Year 10		Year 1	Year 3	Year 5	Year 10
Class A	$ ___	$ ___	$ ___	$ ___	Class A	$ ___	$ ___	$ ___	$ ___
Class Y	$ ___	$ ___	$ ___	$ ___	Class Y	$ ___	$ ___	$ ___	$ ___

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. The fund has not been in operation for a full fiscal year, but for the period from November 1, 2009 (inception of the fund) through January 31, 2010, the fund’s portfolio turnover rate was ___% of the average value of its portfolio.
Principal Investment Strategies

The fund invests, under normal conditions, primarily in common stocks of large- and mid-capitalization issuers that are, in the view of the fund’s investment adviser, selling at a reasonable price in relation to their long-term earnings growth rates.
Under normal market conditions, the fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. The fund seeks to produce a high level of current income and current gains generated from option writing premiums and, to a lesser extent, from dividends. Under normal market conditions, the fund will invest at least 80% of its total assets in common stocks, with at least 65% of this amount invested in common stocks of large capitalization issuers that met the fund’s selection criteria. The fund may invest the remainder of its common stock investments in companies that meet the fund’s selection criteria but whose market capitalization is considered to be middle sized or “mid-cap” (between $1 billion and $7 billion at the time of the fund’s investment). The fund’s investment adviser will allocate the fund’s assets among stocks in sectors of the economy based upon the investment adviser’s views on forward earnings growth rates, adjusted to reflect the investment adviser’s views on economic and market conditions and sector risk factors.
The fund will employ an option strategy of writing covered call options on a substantial portion of the common stocks in its portfolio. The extent of option writing activity will depend upon market conditions and the investment adviser’s ongoing assessment of the attractiveness of writing call options on the fund’s stock holdings. In addition to its covered call strategy, the fund may, to a lesser extent (not more than 20% of its total assets), pursue an option strategy that includes the writing of both put options and call options on certain of the common stocks in the fund’s portfolio. To seek to offset some of the risk of a larger potential decline in the event the overall stock market has a sizable short-term or intermediate-term decline, the fund may, to a limited extent (not more than 2% of its total assets) purchase put options on broad-based securities indices (such as the S&P 500, S&P MidCap 400 or other indices deemed suitable) or certain exchange traded funds (“EFTs”) that trade like common stocks but represent such market indices.
Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.

Principal Risks

The specific risks of owning the fund are set forth below. You could lose money as a result of your investment.

Investment Risk. An investment in the fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. An investment in the fund represents an indirect investment in the securities owned by the fund, a majority of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Your investment at any point in time may be worth less than you original investment, even after taking into account the reinvestment of fund distributions.

Equity Risk. Substantially all of the fund’s assets will be invested in common stocks and (to a lesser extent) preferred equity securities, and therefore a principal risk of investing in the fund is equity risk. Equity risk is the risk that securities held by the fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the fund participate, and the particular circumstances and performance of particular companies whose securities the fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Option Risk. There are several risks associated with transactions in options on securities, as follows:

•

There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.

•

As the writer of a covered call option, the fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.

•	The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it may not be able to effect a closing purchase transaction in order to terminate its obligation under the option and must then deliver the underlying security at the exercise price.

•	There can be no assurance that a liquid market will exist when the fund seeks to close out an option position. If the fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

•	The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

•	The value of call options will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of events affecting the underlying equity security. A reduction in the exercise price of an option would reduce the fund’s capital appreciation potential on the underlying security.

•	When the fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. Also, while the fund’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the fund risks a loss equal to the entire value of the stock.

•

If a put option purchased by the fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price, the fund will lose its entire investment in the option.

The fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. The number of options which the fund may write or purchase may be affected by options written or purchased by other clients of the fund’s investment adviser or its affiliates.

Tax Risk. The fund will generate taxable income and therefore is subject to tax risk. In addition to option premium income, most or all of the gains from the sale of the underlying securities held by the fund on which options are written may be short-term capital gains taxed at ordinary income rates in any particular year. Because the fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying stocks may force the fund to realize capital gains or losses at inopportune times. The fund’s transactions in options are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (ii) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), and (vi) cause the fund to recognize income or gain without a corresponding receipt of cash.

Mid-Cap Company Risk. The fund’s investments in mid-capitalization companies may entail greater risks than investments in larger, more established companies. Mid-capitalization companies tend to have narrower product lines, fewer financial resources and a more limited trading market for their securities, as compared to larger companies. They may also experience greater price volatility than securities of larger capitalization companies because growth prospects for these companies may be less certain and the market for such securities may be smaller. Some growth-oriented companies may not have established financial histories; often have limited product lines, markets or financial resources; may depend on a few key personnel for management; and may be susceptible to losses and risks of bankruptcy.

Active Trading Risk. Because the fund may engage in active and frequent trading of portfolio securities to achieve the fund’s investment objective, the fund may have increased costs, which can lower the actual return of the fund. Active trading may also increase short-term gains and losses, which may affect taxes that must be paid.

Concentration Risk. To the extent that the fund makes substantial investments in a single sector, the fund will be more susceptible to adverse economic or regulatory occurrences affecting those sectors.

Performance

Performance information is not provided because the fund is new.

Portfolio Management

The investment adviser to the fund is Madison Asset Management, LLC, and Frank Burgess (President and Founder of Madison Investment Advisors, Inc., the parent company of Madison Asset Management, LLC) and Ray DiBernardo, CFA (Portfolio Manager) co-manage the fund. Messrs. Burgess and DiBernardo have served in this capacity since inception of the fund in November 2009.

Purchase and Sale of Fund Shares

The minimum investment amounts are as follows:

Type of Account	To Open an Account	To Add to an Account¹
Non-retirement accounts:	$1,000 ($1,000 per fund)	$150 ($50 per fund)
Retirement accounts:	$500 ($500 per fund)	$150 ($50 per fund)
Systematic investment programs:[2]
Twice Monthly or Biweekly[3]	$25	$25
Monthly	$50	$50
Bimonthly (every other month)	$100	$100
Quarterly	$150	$150

______________________________

1     The fund reserves the right to accept purchase amounts below the minimum when adding to an account as long as the minimum initial investment to open an account has been met, and for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans.

2     Regardless of frequency, the minimum investment allowed is $50 per fund per month.

3     Only one fund can be opened under the twice monthly or biweekly options and all purchases need to be directed to that fund.

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. Purchase, redemption and exchange requests are executed at the next net asset value calculated after your request is received in good order by MEMBERS Mutual Funds. In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities law.

Tax Information

The fund generally distributes most or all of its net investment income and capital gains. Capital gain distributions, if any, are typically made in December. Income distributions are declared quarterly and paid quarterly. All distributions that you receive from the fund are generally taxable, whether reinvested or received in cash. Fund distributions are expected to be distributions of both net investment company taxable income and net capital gains.

Financial Intermediary Compensation

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund and/or the fund’s investment adviser may pay the intermediary for the sale of fund shares and related services. Currently, the fund has such an arrangement with CUNA Brokerage Services, Inc., the former principal distributor of the fund’s shares, as well as certain other financial intermediaries. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

FUND SUMMARIES

LARGE CAP VALUE FUND

Investment Objective

The Large Cap Value Fund seeks long-term capital growth, with income as a secondary consideration.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Actual expenses may be greater or less than those shown. Please keep in mind that as a result of changing market conditions, total asset levels and other factors, expenses at any time during the current fiscal year may be significantly different from those shown.

Shareholder Fees: (fees paid directly from your investment)	Class A	Class B	Class Y
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (as a percentage of amount redeemed)	None[1]	4.50%[2]	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None	None

_________

1 Class A share purchases of $1,000,000 or more are not subject to a front-end load but may be subject to a contingent deferred sales charge (“CDSC”) of up to 1%.

2      The CDSC is reduced after 12 months and eliminated after six years following the purchase.

Annual Fund Operating Expenses:

(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class Y
Management Fees	0.55%	0.55%	0.55%
Rule 12b-1 Fees	0.25%	1.00%	None
Other Expenses[1]	0.36%	0.36%	0.36%
Total Annual Fund Operating Expenses	1.16%	1.91%	0.91%

_________

1 Under a separate services agreement with the fund, the fund’s investment adviser, Madison Asset Management, LLC (“Madison”), provides or arranges for the fund to have all of the operational and other support services it needs. From July 1, 2009 through June 30, 2011, Madison has agreed to maintain the fund’s expenses relating to these services at no more than the amount of such expenses incurred by the fund for the fiscal year ended October 31, 2008.

Expense Example:

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or not redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested, that you pay the maximum initial or contingent deferred sales charge (if applicable), and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Redemption					No Redemption
	Year 1	Year 3	Year 5	Year 10		Year 1	Year 3	Year 5	Year 10
Class A	$ ___	$ ___	$ ___	$ ___	Class A	$ ___	$ ___	$ ___	$ ___
Class B	$ ___	$ ___	$ ___	$ ___	Class B	$ ___	$ ___	$ ___	$ ___
Class Y	$ ___	$ ___	$ ___	$ ___	Class Y	$ ___	$ ___	$ ___	$ ___

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was ___% of the average value of its portfolio.

Principal Investment Strategies

The fund will, under normal market conditions, maintain at least 80% of its assets in large cap stocks (generally, stocks with a market capitalization of the companies represented in the Russell 1000® Value Index). The fund follows what is known as a “value” approach, which generally means that the manager seeks to invest in stocks at prices below their perceived intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market or if growth-oriented investments are favored by investors. The fund will diversify its holdings among various industries and among companies within those industries. The fund may also invest in warrants, convertible securities, preferred stocks and debt securities (including non-investment grade debt securities). The fund may invest up to 25% of its assets in foreign securities, including American Depository Receipts (“ADRs”), and may invest in exchange traded funds (“ETFs”) that are registered investment companies.
The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its intrinsic value or other stocks appear more attractively priced relative to their intrinsic values.

Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.

Principal Risks

As with any fund that invests in stocks and also seeks income, this fund is subject to market risk and, to a lesser extent, interest rate risk, meaning the value of your investment will fluctuate in response to stock market and interest rate movements. The fund’s investments may rise and/or fall based upon investor perception and attitude rather than economic valuations. You could lose money as a result of your investment. Additional risks associated with owning the fund are set forth below.

Value Investing Risk. The fund primarily invests in “value” oriented stocks which may help limit the risk of negative portfolio returns. However, these “value” stocks are subject to the risk that their perceived intrinsic values may never be realized by the market, and to the risk that, although the stock is believed to be undervalued, it is actually appropriately priced or overpriced due to unanticipated problems associated with the issuer or industry.

Foreign Security Risk. Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to different broad measures of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month-end is available at no cost by visiting www.membersfunds.com or by calling 1-800-877-6089.

Calendar Year Class A Total Returns

Returns do not reflect sales charges and would be lower if they did.

[insert bar chart]

Best Calendar Quarter:	2Q 2003	17.07%
Worst Calendar Quarter:	4Q 2008	-20.88%

Average Annual Total Returns
For Periods Ended December 31, 20091

	1 Year	5 Years	10 Years	Since Inception 12/29/1997	Since Inception 6/30/2006
Class A Shares
Return Before Taxes	%	%	%	%	N/A
Return After Taxes on Distributions	%	%	%	%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	%	%	%	%	N/A

Class B Shares
Return Before Taxes	%	%	%	%	N/A

Class Y Shares
Return Before Taxes	%	N/A	N/A	N/A	%

Russell 1000® Value Index[2]	%	%	%	%	%

Class A and B share returns reflect payment of sales charges either upon purchase (A shares) or sale at the end of the period (B shares). Class Y shares are sold without the imposition of a sales charge. Index returns shown do not reflect sales charges, fees, expenses or taxes. You cannot invest directly in an index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B and Class Y shares will vary.

_________________________________

1 Beginning July 1, 2009, the fund’s investment adviser changed from MEMBERS Capital Advisors, Inc. to Madison Asset Management, LLC.

2     The Russell 1000® Value Index is a large-cap market index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Portfolio Management

The investment adviser to the fund is Madison Asset Management, LLC, and John Brown, CFA (Portfolio Manager) and Dan Julie, CPA and CFA, co-manage the fund. Mr. Brown has served in this capacity since July 2009, and Mr. Julie has served in this capacity since March 2010.

Purchase and Sale of Fund Shares

The minimum investment amounts are as follows:

Type of Account	To Open an Account	To Add to an Account¹
Non-retirement accounts:	$1,000 ($1,000 per fund)	$150 ($50 per fund)
Retirement accounts:	$500 ($500 per fund)	$150 ($50 per fund)
Systematic investment programs:[2]
Twice Monthly or Biweekly[3]	$25	$25
Monthly	$50	$50
Bimonthly (every other month)	$100	$100
Quarterly	$150	$150

______________________________

1     The fund reserves the right to accept purchase amounts below the minimum when adding to an account as long as the minimum initial investment to open an account has been met, and for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans.

2     Regardless of frequency, the minimum investment allowed is $50 per fund per month.

3     Only one fund can be opened under the twice monthly or biweekly options and all purchases need to be directed to that fund.

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. Purchase, redemption and exchange requests are executed at the next net asset value calculated after your request is received in good order by MEMBERS Mutual Funds. In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities law.

Tax Information

The fund generally distributes most or all of its net investment income and capital gains. Capital gain distributions, if any, are typically made in December. Income distributions are declared annually and paid annually. All distributions that you receive from the fund are generally taxable, whether reinvested or received in cash. Fund distributions are expected to be primarily distributions of net capital gains.

Financial Intermediary Compensation

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund and/or the fund’s investment adviser may pay the intermediary for the sale of fund shares and related services. Currently, the fund has such an arrangement with CUNA Brokerage Services, Inc., the former principal distributor of the fund’s shares, as well as certain other financial intermediaries. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

FUND SUMMARIES

LARGE CAP GROWTH FUND

Investment Objective

The Large Cap Growth Fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Actual expenses may be greater or less than those shown. Please keep in mind that as a result of changing market conditions, total asset levels and other factors, expenses at any time during the current fiscal year may be significantly different from those shown.

Shareholder Fees: (fees paid directly from your investment)	Class A	Class B	Class Y
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (as a percentage of amount redeemed)	None[1]	4.50%[2]	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None	None

_________

1 Class A share purchases of $1,000,000 or more are not subject to a front-end load but may be subject to a contingent deferred sales charge (“CDSC”) of up to 1%.

2      The CDSC is reduced after 12 months and eliminated after six years following the purchase.

Annual Fund Operating Expenses:

(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class Y
Management Fees	0.75%	0.75%	0.75%
Rule 12b-1 Fees	0.25%	1.00%	None
Other Expenses[1]	0.20%	0.20%	0.20%
Total Annual Fund Operating Expenses	1.20%	1.91%	0.95%

_________

1 Under a separate services agreement with the fund, the fund’s investment adviser, Madison Asset Management, LLC (“Madison”), provides or arranges for the fund to have all of the operational and other support services it needs. From July 1, 2009 through June 30, 2011, Madison has agreed to maintain the fund’s expenses relating to these services at no more than the amount of such expenses incurred by the fund for the fiscal year ended October 31, 2008.

Expense Example:

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or not redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested, that you pay the maximum initial or contingent deferred sales charge (if applicable), and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Redemption					No Redemption
	Year 1	Year 3	Year 5	Year 10		Year 1	Year 3	Year 5	Year 10
Class A	$ ___	$ ___	$ ___	$ ___	Class A	$ ___	$ ___	$ ___	$ ___
Class B	$ ___	$ ___	$ ___	$ ___	Class B	$ ___	$ ___	$ ___	$ ___
Class Y	$ ___	$ ___	$ ___	$ ___	Class Y	$ ___	$ ___	$ ___	$ ___

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was ___% of the average value of its portfolio.

Principal Investment Strategies

The fund invests primarily in common stocks of larger companies and will, under normal market conditions, maintain at least 80% of its assets in such large cap stocks (generally, stocks with a market capitalization of the companies in the Russell 1000® Growth Index). The fund seeks stocks that have low market prices relative to their perceived growth capabilities as estimated based on fundamental analysis of the issuing companies and their prospects. This is sometimes referred to as a “growth” approach. Relative to the Large Cap Value Fund, the Large Cap Growth Fund typically will seek more earnings growth capability in the stocks it purchases, and may include some companies undergoing more significant changes in their operations or experiencing significant changes in their markets. The fund will diversify its holdings among various industries and among companies within those industries. The fund may also invest in warrants, preferred stocks and convertible securities, and may invest up to 25% of its assets in foreign securities, including American Depository Receipts (“ADRs”), of emerging market securities. The fund may invest in exchange traded funds (“ETFs”) that are registered investment companies. The Fund has an active trading strategy which will lead to more portfolio turnover than a more passively-managed fund.
The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its perceived value or other stocks appear more attractively priced relative to their prospects.

Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.

Principal Risks

As with any fund that invests in equity securities, this fund is subject to market risk, the risk that the value of an investment may fluctuate in response to stock market movements. You could lose money as a result of your investment. Additional risks associated with owning the fund are set forth below.

Growth Investing Risk. Due to its focus on stocks that may appreciate in value and lack of emphasis on those that provide current income, this fund will typically experience greater volatility over time than the Large Cap Value Fund.

Foreign Security Risk. Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.

Active Trading Risk. Because of the fund’s strategy to engage in active and frequent trading of portfolio securities to achieve the fund’s investment objective, the fund may have increased costs, which can lower the actual return of the fund. Active trading may also increase short-term gains and losses, which may affect taxes that must be paid.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to different broad measures of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month-end is available at no cost by visiting www.membersfunds.com or by calling 1-800-877-6089.

Calendar Year Class A Total Returns

Returns do not reflect sales charges and would be lower if they did.

[insert bar chart]

Best Calendar Quarter:	%
Worst Calendar Quarter:	%

Average Annual Total Returns

For Periods Ended December 31, 20091

	1 Year	5 Years	10 Years	Since Inception 12/29/1997	Since Inception 6/30/2006
Class A Shares
Return Before Taxes	%	%	%	%	N/A
Return After Taxes on Distributions	%	%	%	%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	%	%	%	%	N/A

Class B Shares
Return Before Taxes	%	%	%	%	N/A

Class Y Shares
Return Before Taxes	%	N/A	N/A	N/A	%

Russell 1000® Growth Index[2]	%	%	%	%	%

Class A and B share returns reflect payment of sales charges either upon purchase (A shares) or sale at the end of the period (B shares). Class Y shares are sold without the imposition of a sales charge. Index returns shown do not reflect sales charges, fees, expenses or taxes. You cannot invest directly in an index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B and Class Y shares will vary.

_________________________________

1 Beginning July 1, 2009, the fund’s investment adviser changed from MEMBERS Capital Advisors, Inc. to Madison Asset Management, LLC.

2     The Russell 1000® Growth Index is a large-cap market index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Portfolio Management

The investment adviser to the fund is Madison Asset Management, LLC, and Bruce Ebel, CFA (Portfolio Manager) and David Halford, CPA and CFA (Portfolio Manager) co-manage the fund. Mr. Ebel has served in this capacity since 2005 and Mr. Halford has served in this capacity since July 2009.

Purchase and Sale of Fund Shares

The minimum investment amounts are as follows:

Type of Account	To Open an Account	To Add to an Account¹
Non-retirement accounts:	$1,000 ($1,000 per fund)	$150 ($50 per fund)
Retirement accounts:	$500 ($500 per fund)	$150 ($50 per fund)
Systematic investment programs:[2]
Twice Monthly or Biweekly[3]	$25	$25
Monthly	$50	$50
Bimonthly (every other month)	$100	$100
Quarterly	$150	$150

______________________________

1     The fund reserves the right to accept purchase amounts below the minimum when adding to an account as long as the minimum initial investment to open an account has been met, and for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans.

2     Regardless of frequency, the minimum investment allowed is $50 per fund per month.

3     Only one fund can be opened under the twice monthly or biweekly options and all purchases need to be directed to that fund.

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. Purchase, redemption and exchange requests are executed at the next net asset value calculated after your request is received in good order by MEMBERS Mutual Funds. In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities law.

Tax Information

The fund generally distributes most or all of its net investment income and net capital gain. Capital gain distributions, if any, are typically made in December. Income distributions are declared annually and paid annually. All distributions that you receive from the fund are generally taxable, whether reinvested or received in cash. Fund distributions are expected to be primarily distributions of net capital gains.

Financial Intermediary Compensation

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund and/or the fund’s investment adviser may pay the intermediary for the sale of fund shares and related services. Currently, the fund has such an arrangement with CUNA Brokerage Services, Inc., the former principal distributor of the fund’s shares, as well as certain other financial intermediaries. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

FUND SUMMARIES

MID CAP FUND

(formerly known as the Mid Cap Growth Fund)

Investment Objective

The Mid Cap Fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Actual expenses may be greater or less than those shown. Please keep in mind that as a result of changing market conditions, total asset levels and other factors, expenses at any time during the current fiscal year may be significantly different from those shown.

Shareholder Fees: (fees paid directly from your investment)	Class A	Class B	Class Y
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (as a percentage of amount redeemed)	None[1]	4.50%[2]	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None	None

_________

1 Class A share purchases of $1,000,000 or more are not subject to a front-end load but may be subject to a contingent deferred sales charge (“CDSC”) of up to 1%.

2      The CDSC is reduced after 12 months and eliminated after six years following the purchase.

Annual Fund Operating Expenses:

(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class Y
Management Fees	0.75%	0.75%	0.75%
Rule 12b-1 Fees	0.25%	1.00%	None
Other Expenses[1]	0.40%	0.40%	0.40%
Total Annual Fund Operating Expenses	1.40%	2.15%	1.15%

_________

1 Under a separate services agreement with the fund, the fund’s investment adviser, Madison Asset Management, LLC (“Madison”), provides or arranges for the fund to have all of the operational and other support services it needs. From July 1, 2009 through June 30, 2011, Madison has agreed to maintain the fund’s expenses relating to these services at no more than the amount of such expenses incurred by the fund for the fiscal year ended October 31, 2008.

Expense Example:

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or not redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested, that you pay the maximum initial or contingent deferred sales charge (if applicable), and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Redemption					No Redemption
	Year 1	Year 3	Year 5	Year 10		Year 1	Year 3	Year 5	Year 10
Class A	$ ___	$ ___	$ ___	$ ___	Class A	$ ___	$ ___	$ ___	$ ___
Class B	$ ___	$ ___	$ ___	$ ___	Class B	$ ___	$ ___	$ ___	$ ___
Class Y	$ ___	$ ___	$ ___	$ ___	Class Y	$ ___	$ ___	$ ___	$ ___

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was ___% of the average value of its portfolio.
Principal Investment Strategies

The fund invests generally in common stocks, securities convertible into common stocks and related equity securities of midsize companies (generally, stocks with a market capitalization of less than $15 billion or the largest companies in the Russell Midcap® Index, if greater). Under normal market conditions, the fund will maintain at least 80% of its assets in such mid cap securities. However, the fund will not automatically sell a stock just because its market capitalization has changed and such positions may be increased through additional purchases. The fund seeks attractive long-term returns through bottom-up security selection based on fundamental analysis in a diversified portfolio of high-quality growth companies with attractive valuations. These will typically be industry leading companies in niches with strong growth prospects. The fund’s portfolio manager believes in selecting stocks for the fund that show steady, sustainable growth and reasonable valuation. As a result, stocks of issuers that are believed to have a blend of both value and growth potential will be selected for investment (this strategy is referred to as “growth at a reasonable price” or “GARP”). The fund may also invest in exchange traded funds (“ETFs”) that are registered investment companies, warrants, preferred stocks and debt securities, including non-investment grade convertible debt securities, and up to 25% of its assets in foreign securities. Stocks are generally sold when target prices are reached, company fundamentals deteriorate or more attractive stocks are identified.

Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.

Principal Risks

As with any fund that invests in equity securities, this fund is subject to market risk, the risk that the value of an investment will fluctuate in response to stock market movements. You could lose money as a result of your investment. Additional risks associated with owning the fund are set forth below.

Mid Cap Risk. The fund’s investments in midsize companies may entail greater risks than investments in larger, more established companies. Midsize companies tend to have narrower product lines, fewer financial resources and a more limited trading market for their securities, as compared to larger companies. They may also experience greater price volatility than securities of larger capitalization companies because growth prospects for these companies may be less certain and the market for such securities may be smaller. Some midsize companies may not have established financial histories; may have limited product lines, markets or financial resources; may depend on a few key personnel for management; and may be susceptible to losses and risks of bankruptcy.

Foreign Security Risk. To the extent that the fund invests in other higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent the fund invests in foreign securities, the fund will be subject to risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to different broad measures of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month-end is available at no cost by visiting www.membersfunds.com or by calling 1-800-877-6089.

Calendar Year Class A Total Returns

Returns do not reflect sales charges and would be lower if they did.

[insert bar chart]

Best Calendar Quarter:	%
Worst Calendar Quarter:	%

Average Annual Total Returns
For Periods Ended December 31, 20091,2

	1 Year	5 Years	Since Inception 2/29/2000	Since Inception 6/30/2006
Class A Shares
Return Before Taxes	%	%	%	N/A
Return After Taxes on Distributions	%	%	%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	%	%	%	N/A

Class B Shares
Return Before Taxes	%	%	%	N/A

Class Y Shares
Return Before Taxes	%	N/A	N/A	%

Russell Midcap® Growth Index[3]	%	%	%	%

Class A and B share returns reflect payment of sales charges either upon purchase (A shares) or sale at the end of the period (B shares). Class Y shares are sold without the imposition of a sales charge. Index returns shown do not reflect sales charges, fees, expenses or taxes. You cannot invest directly in an index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B and Class Y shares will vary.

_________________________________

1      Effective March 1, 2010, the MEMBERS Mid Cap Value Fund merged with and into the MEMBERS Mid Cap Growth Fund and the Mid Cap Growth Fund changed its name to the “Mid Cap Fund.”

2 For periods shown prior to May 1, 2002, the fund returns reflect the fund’s performance under the management of the previous subadviser, which was replaced by Wellington Management Company, LLP effective May 1, 2002. Wellington was terminated as subadviser as of July 1, 2009. Beginning July 1, 2009, the fund’s investment adviser changed from MEMBERS Capital Advisors, Inc. to Madison Asset Management, LLC. Since that date, Madison has managed the fund without the assistance of a subadviser.

3     The Russell Midcap® Growth Index is a mid-cap market index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

Portfolio Management

The investment adviser to the fund is Madison Asset Management, LLC, and Richard Eisinger (Portfolio Manager) and Matt Hayner, CFA (Portfolio Manager) co-manage the fund . Messrs. Eisinger and Hayner have served in this capacity since March 2010.

Purchase and Sale of Fund Shares

The minimum investment amounts are as follows:

Type of Account	To Open an Account	To Add to an Account¹
Non-retirement accounts:	$1,000 ($1,000 per fund)	$150 ($50 per fund)
Retirement accounts:	$500 ($500 per fund)	$150 ($50 per fund)
Systematic investment programs:[2]
Twice Monthly or Biweekly[3]	$25	$25
Monthly	$50	$50
Bimonthly (every other month)	$100	$100
Quarterly	$150	$150

______________________________

1     The fund reserves the right to accept purchase amounts below the minimum when adding to an account as long as the minimum initial investment to open an account has been met, and for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans.

2     Regardless of frequency, the minimum investment allowed is $50 per fund per month.

3     Only one fund can be opened under the twice monthly or biweekly options and all purchases need to be directed to that fund.

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. Purchase, redemption and exchange requests are executed at the next net asset value calculated after your request is received in good order by MEMBERS Mutual Funds. In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities law.

Tax Information

The fund generally distributes most or all of its net investment income and capital gains. Capital gain distributions, if any, are typically made in December. Income distributions are declared annually and paid annually. All distributions that you receive from the fund are generally taxable, whether reinvested or received in cash. Fund distributions are expected to be primarily distributions of net capital gains.

Financial Intermediary Compensation

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund and/or the fund’s investment adviser may pay the intermediary for the sale of fund shares and related services. Currently, the fund has such an arrangement with CUNA Brokerage Services, Inc., the former principal distributor of the fund’s shares, as well as certain other financial intermediaries. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

FUND SUMMARIES

SMALL CAP FUND

(formerly known as the Small Cap Value Fund)

Investment Objective

The Small Cap Fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Actual expenses may be greater or less than those shown. Please keep in mind that as a result of changing market conditions, total asset levels and other factors, expenses at any time during the current fiscal year may be significantly different from those shown.

Shareholder Fees: (fees paid directly from your investment)	Class A	Class B	Class Y
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (as a percentage of amount redeemed)	None[1]	4.50%[2]	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	2.00%	2.00%	None

_________

1 Class A share purchases of $1,000,000 or more are not subject to a front-end load but may be subject to a contingent deferred sales charge (“CDSC”) of up to 1%.

2      The CDSC is reduced after 12 months and eliminated after six years following the purchase.

Annual Fund Operating Expenses:

(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class Y
Management Fees	1.00%	1.00%	1.00%
Rule 12b-1 Fees	0.25%	1.00%	None
Other Expenses[1]	0.25%	0.25%	0.25%
Total Annual Fund Operating Expenses	1.50%	2.25%	1.25%

_________

1 Under a separate services agreement with the fund, the fund’s investment adviser, Madison Asset Management, LLC (“Madison”), provides or arranges for the fund to have all of the operational and other support services it needs. From July 1, 2009 through June 30, 2011, Madison has agreed to maintain the fund’s expenses relating to these services at no more than the amount of such expenses incurred by the fund for the fiscal year ended October 31, 2008.

Expense Example:

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or not redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested, that you pay the maximum initial or contingent deferred sales charge (if applicable), and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Redemption					No Redemption
	Year 1	Year 3	Year 5	Year 10		Year 1	Year 3	Year 5	Year 10
Class A	$ ___	$ ___	$ ___	$ ___	Class A	$ ___	$ ___	$ ___	$ ___
Class B	$ ___	$ ___	$ ___	$ ___	Class B	$ ___	$ ___	$ ___	$ ___
Class Y	$ ___	$ ___	$ ___	$ ___	Class Y	$ ___	$ ___	$ ___	$ ___

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was ___% of the average value of its portfolio.
Principal Investment Strategies

The fund invests primarily in a diversified mix of common stocks of small cap U.S. companies that are believed to be undervalued by various measures and offer sound prospects for capital appreciation. For purposes of this fund, “small cap companies” are those with market capitalizations that are within the range of capitalizations of companies represented in either the S&P SmallCap 600 Index or the Russell 2000® Index. The subadviser employs a value-oriented investment approach in selecting stocks, using proprietary fundamental research to identify securities of issuers the subadviser believes have attractive valuations. The subadviser focuses on companies with a record of above average rates of profitability that sell at a discount relative to the overall small cap market. Through fundamental research, the subadviser seeks to identify those companies which possess one or more of the following characteristics: sustainable competitive advantages within a market niche; strong profitability and free cash flows; strong market share positions and trends; quality of and share ownership by management; and financial structures that are more conservative than the relevant industry average. The fund may invest up to 20% of its assets in foreign securities. The fund may also invest in exchange traded funds (“ETFs”) that are registered investment companies.

Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.

Principal Risks

As with any fund that invests in equity securities, this fund is subject to market risk, the risk that the value of an investment will fluctuate in response to stock market movements. You could lose money as a result of your investment. Additional risks associated with owning the fund are set forth below.

Small Cap Risk—Price Volatility. Due to its focus on small cap companies, the fund may experience significant volatility over time. Small companies tend to have narrower product lines, fewer financial resources and a more limited trading market for their securities, as compared to larger companies. The securities of smaller companies also experience greater price volatility than securities of larger capitalization companies.

Small Cap Risk—Illiquidity. During certain periods, the liquidity of the securities of small cap companies may shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions. This liquidity risk could translate into losses for the fund if it has to sell illiquid securities at a disadvantageous time. The costs of purchasing or selling securities of small capitalization companies are often greater than those of more widely traded securities. Securities of smaller capitalization companies can also be difficult to value.

Value Investing Risk. A “value” approach to investing includes the risks that a stock’s perceived intrinsic value may never be realized by the market, and that a stock that is believed to be undervalued actually is appropriately priced or overpriced due to unanticipated problems associated with the issuer or industry. There is also the possibility that the fund may underperform (relative to its benchmark) when speculative, growth securities dominate performance in the Russell 2000® Index.

Foreign Security Risk. Investing in foreign securities involves certain special considerations and additional risks which are not typically associated with investing in securities of domestic issuers or U.S. dollar denominated securities. These risks may make the fund more volatile than a comparable domestic stock fund. For example, foreign securities are typically subject to: Fluctuations in currency exchange rates; higher trading and custody charges compared to securities of U.S. companies; different accounting and reporting practices than U.S. companies--as a result, it is often more difficult to evaluate financial information from foreign issuers. Also the laws of some foreign countries limit the information that is made available to investors; less stringent securities regulations that those of the U.S.; potential political instability; and potential economic instability--the economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation and industry diversification. Such differences may cause the economies of these countries to be less stable than the U.S. economy and may make them more sensitive to economic fluctuations. The risks of international investing are higher in emerging markets such as those of Latin America, Africa, Asia and Eastern Europe.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to different broad measures of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month-end is available at no cost by visiting www.membersfunds.com or by calling 1-800-877-6089.

Calendar Year Class A Total Returns

Returns do not reflect sales charges and would be lower if they did.

[insert bar chart]

Best Calendar Quarter:	%
Worst Calendar Quarter:	%

Average Annual Total Returns

For Periods Ended December 31, 20091,2

	1 Year	Since Inception 12/27/2006	Since Inception 1/9/2007
Class A Shares
Return Before Taxes	%	%	N/A
Return After Taxes on Distributions	%	%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	%	%	N/A

Class B Shares
Return Before Taxes	%	%	N/A

Class Y Shares
Return Before Taxes	%	N/A	%

Russell 2000® Value Index[3]	%	%	%

Class A and B share returns reflect payment of sales charges either upon purchase (A shares) or sale at the end of the period (B shares). Class Y shares are sold without the imposition of a sales charge. Index returns shown do not reflect sales charges, fees, expenses or taxes. You cannot invest directly in an index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B and Class Y shares will vary.

_________________________________

1 Beginning July 1, 2009, the fund’s investment adviser changed from MEMBERS Capital Advisors, Inc. to Madison Asset Management, LLC.

2 Effective November 30, 2009, the MEMBERS Small Cap Growth Fund merged with and into the MEMBERS Small Cap Value Fund (with the Small Cap Value Fund being the accounting survivor) and the Small Cap Value Fund changed its name to the “Small Cap Fund.”

3 Prior to the date of this prospectus, the broad based market index used to compare against the fund’s returns was the Russell 2000® Value Index, which is a small-cap market index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Effective the date of this prospectus, the benchmark is changed to the Russell 2000® Index because the portfolio managers of the fund believe the new benchmark better reflects the fund’s investment strategies. The Russell 2000® Index is a small-cap market index which measures the performance of the smallest 2,000 companies in the Russell 3000® Index.

Portfolio Management

The investment adviser to the fund is Madison Asset Management, LLC (“Madison”). Madison has delegated the day-to-day responsibility of managing the fund to Wellington Management Company, LLP (“Wellington Management”). Timothy McCormack, CFA (Senior Vice President and Equity Portfolio Manager of Wellington Management) is the fund’s portfolio manager, and Shaun Pedersen (Vice President and Equity Portfolio Manager of Wellington Management) is involved in portfolio management and securities analysis for the fund. Mr. McCormack has served in this capacity since July 2008, and Mr. Pedersen has served in this capacity since 2006.

Purchase and Sale of Fund Shares

The minimum investment amounts are as follows:

Type of Account	To Open an Account	To Add to an Account¹
Non-retirement accounts:	$1,000 ($1,000 per fund)	$150 ($50 per fund)
Retirement accounts:	$500 ($500 per fund)	$150 ($50 per fund)
Systematic investment programs:[2]
Twice Monthly or Biweekly[3]	$25	$25
Monthly	$50	$50
Bimonthly (every other month)	$100	$100
Quarterly	$150	$150

______________________________

1     The fund reserves the right to accept purchase amounts below the minimum when adding to an account as long as the minimum initial investment to open an account has been met, and for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans.

2     Regardless of frequency, the minimum investment allowed is $50 per fund per month.

3     Only one fund can be opened under the twice monthly or biweekly options and all purchases need to be directed to that fund.

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. Purchase, redemption and exchange requests are executed at the next net asset value calculated after your request is received in good order by MEMBERS Mutual Funds. In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities law.

Tax Information

The fund generally distributes most or all of its net investment income and capital gains. Capital gain distributions, if any, are typically made in December. Income distributions are declared annually and paid annually. All distributions that you receive from the fund are generally taxable, whether reinvested or received in cash. Fund distributions are expected to be primarily distributions of net capital gains.

Financial Intermediary Compensation

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund and/or the fund’s investment adviser may pay the intermediary for the sale of fund shares and related services. Currently, the fund has such an arrangement with CUNA Brokerage Services, Inc., the former principal distributor of the fund’s shares, as well as certain other financial intermediaries. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

FUND SUMMARIES

INTERNATIONAL STOCK FUND

Investment Objective

The International Stock Fund seeks long-term growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Actual expenses may be greater or less than those shown. Please keep in mind that as a result of changing market conditions, total asset levels and other factors, expenses at any time during the current fiscal year may be significantly different from those shown.

Shareholder Fees: (fees paid directly from your investment)	Class A	Class B	Class Y
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (as a percentage of amount redeemed)	None[1]	4.50%[2]	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	2.00%	2.00%	None

_________

1 Class A share purchases of $1,000,000 or more are not subject to a front-end load but may be subject to a contingent deferred sales charge (“CDSC”) of up to 1%.

2      The CDSC is reduced after 12 months and eliminated after six years following the purchase.

Annual Fund Operating Expenses:

(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class Y
Management Fees	1.05%	1.05%	1.05%
Rule 12b-1 Fees	0.25%	1.00%	None
Other Expenses[1]	0.30%	0.30%	0.30%
Total Annual Fund Operating Expenses	1.60%	2.35%	1.35%

_________

1 Under a separate services agreement with the fund, the fund’s investment adviser, Madison Asset Management, LLC (“Madison”), provides or arranges for the fund to have all of the operational and other support services it needs. From July 1, 2009 through June 30, 2011, Madison has agreed to maintain the fund’s expenses relating to these services at no more than the amount of such expenses incurred by the fund for the fiscal year ended October 31, 2008.

Expense Example:

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or not redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested, that you pay the maximum initial or contingent deferred sales charge (if applicable), and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Redemption					No Redemption
	Year 1	Year 3	Year 5	Year 10		Year 1	Year 3	Year 5	Year 10
Class A	$ ___	$ ___	$ ___	$ ___	Class A	$ ___	$ ___	$ ___	$ ___
Class B	$ ___	$ ___	$ ___	$ ___	Class B	$ ___	$ ___	$ ___	$ ___
Class Y	$ ___	$ ___	$ ___	$ ___	Class Y	$ ___	$ ___	$ ___	$ ___

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was ___% of the average value of its portfolio.
Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its assets in foreign equity securities. Foreign equity securities are securities that are issued by companies organized or whose principal operations are outside the U.S., are principally traded outside of the U.S., or are quoted or denominated in a foreign currency. Equity securities include common stocks, securities convertible into common stocks, preferred stocks, and other securities representing equity interests such as American Depository Receipts (“ADRs”), receipts typically issued by a U.S. financial institution which evidence ownership of underlying securities of foreign corporate issuers, European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”). EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. financial institution similar to that for ADRs and are designed for use in non-U.S. securities markets. The fund may also invest in debt securities, foreign money market instruments, and other income bearing securities as well as forward foreign currency exchange contracts and other derivative securities and contracts. The fund usually holds securities of issuers located in at least three countries other than the U.S.
Typically, a majority of the fund’s assets are invested in relatively large capitalization stocks of issuers located or operating in developed countries. Such securities are those issued by companies located in countries included in the Morgan Stanley Capital International, Europe, Australasia, and Far East (“MSCI EAFE”) Index. The fund may also invest up to 30% of its assets in securities of companies whose principal business activities are located in emerging market countries. The subadviser typically maintains this segment of the fund’s portfolio in such stocks which it believes have a low market price relative to their perceived value based on fundamental analysis of the issuing company and its prospects. This is sometimes referred to as a “value” approach. It may also invest in foreign debt and other income bearing securities at times when it believes that income bearing securities have greater capital appreciation potential than equity securities.

Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.

Principal Risks

As with any fund investing in stocks, the fund is subject to market risk, the risk that the value of an investment will fluctuate in response to stock market movements. You could lose money as a result of your investment. Additional risks associated with owning the fund are set forth below.

Foreign Security Risk. Investing in foreign securities involves certain special considerations and additional risks which are not typically associated with investing in securities of domestic issuers or U.S. dollar denominated securities. These risks may make the fund more volatile than a comparable domestic stock fund. For example, foreign securities are typically subject to:

•	Fluctuations in currency exchange rates.

•	Higher trading and custody charges compared to securities of U.S. companies.

•	Different accounting and reporting practices than U.S. companies. As a result, it is often more difficult to evaluate financial information from foreign issuers. Also, the laws of some foreign countries limit the information that is made available to investors.

•	Less stringent securities regulations than those of the U.S.

•	Potential political instability.

•

Potential economic instability. The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation and industry diversification. Such differences may cause the economies of these countries to be less stable than the U.S. economy and may make them more sensitive to economic fluctuations.

The risks of international investing are higher in emerging markets such as those of Latin America, Africa, Asia and Eastern Europe.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to different broad measures of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month-end is available at no cost by visiting www.membersfunds.com or by calling 1-800-877-6089.

Calendar Year Class A Total Returns

Returns do not reflect sales charges and would be lower if they did.

[insert bar chart]

Best Calendar Quarter:	%
Worst Calendar Quarter:	%

Average Annual Total Returns

For Periods Ended December 31, 20091

	1 Year	5 Years	10 Years	Since Inception 12/29/1997	Since Inception 6/30/2006
Class A Shares
Return Before Taxes	%	%	%	%	N/A
Return After Taxes on Distributions	%	%	%	%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	%	%	%	%	N/A

Class B Shares
Return Before Taxes	%	%	%	%	N/A

Class Y Shares
Return Before Taxes	%	N/A	N/A	N/A	%

MSCI EAFE Index[2]	%	%	%	%	%

Class A and B share returns reflect payment of sales charges either upon purchase (A shares) or sale at the end of the period (B shares). Class Y shares are sold without the imposition of a sales charge. Index returns shown do not reflect sales charges, fees, expenses or taxes. You cannot invest directly in an index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B and Class Y shares will vary.

_________________________________

1 Beginning July 1, 2009, the fund’s investment adviser changed from MEMBERS Capital Advisors, Inc. to Madison Asset Management, LLC.
2 The MSCI EAFE (Europe, Australasia & Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

Portfolio Management

The investment adviser to the fund is Madison Asset Management, LLC (“Madison”). Madison has delegated the day-to-day responsibility of managing the fund to Lazard Asset Management LLC (“Lazard”). John Reinsberg (Deputy Chairman of Lazard), Michael Bennett, CPA (Managing Director and Portfolio Manager of Lazard), Michael Fry (Managing Director and Portfolio Manager of Lazard), and Michael Powers (Managing Director and Portfolio Manager of Lazard) co-manage the fund. These portfolio managers have served as co-managers of the fund since [need date(s)].

Purchase and Sale of Fund Shares

The minimum investment amounts are as follows:

Type of Account	To Open an Account	To Add to an Account¹
Non-retirement accounts:	$1,000 ($1,000 per fund)	$150 ($50 per fund)
Retirement accounts:	$500 ($500 per fund)	$150 ($50 per fund)
Systematic investment programs:[2]
Twice Monthly or Biweekly[3]	$25	$25
Monthly	$50	$50
Bimonthly (every other month)	$100	$100
Quarterly	$150	$150

______________________________

1     The fund reserves the right to accept purchase amounts below the minimum when adding to an account as long as the minimum initial investment to open an account has been met, and for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans.

2     Regardless of frequency, the minimum investment allowed is $50 per fund per month.

3     Only one fund can be opened under the twice monthly or biweekly options and all purchases need to be directed to that fund.

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. Purchase, redemption and exchange requests are executed at the next net asset value calculated after your request is received in good order by MEMBERS Mutual Funds. In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities law.

Tax Information

The fund generally distributes most or all of its net investment income and capital gains. Capital gain distributions, if any, are typically made in December. Income distributions are declared annually and paid annually. All distributions that you receive from the fund are generally taxable, whether reinvested or received in cash. Fund distributions are expected to be primarily distributions of net capital gains.

Financial Intermediary Compensation

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund and/or the fund’s investment adviser may pay the intermediary for the sale of fund shares and related services. Currently, the fund has such an arrangement with CUNA Brokerage Services, Inc., the former principal distributor of the fund’s shares, as well as certain other financial intermediaries. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

YOUR ACCOUNT

The following pages describe the differences between the funds’ share classes offered through this prospectus, and explain how you can invest with MEMBERS Mutual Funds (the “Trust”). Note: most of the information on how to open an account and how to purchase, exchange, or sell shares will not be relevant to you if you have a brokerage account. If you have such an account, simply contact your financial advisor and they will be able to assist you with all your transaction needs. Regardless of the type of account, the first step to investing with MEMBERS Mutual Funds is to carefully read this entire prospectus.

Choosing a Share Class

The Trust offers four classes of shares through this prospectus: Class A, Class B, Class C and Class Y. Other share classes may be made available in the future through other distribution channels. Each share class offered within a fund represents investments in the same portfolio of securities, but each class has its own expense structure, which allows you to choose the one that best meets your needs. For a description of the expenses imposed on each class, please see the “FUND SUMMARIES—Fees and Expenses” section for the fund in which you are interested. Class A, Class B and Class C shares are described in more detail below. Class Y shares are only available for purchase by the Target Allocation Funds, other affiliated target allocation funds offered through separate prospectuses, in fee-based managed account programs with the fund’s distributor or dealers that have special arrangements with the fund’s distributor, and other investors as the Board of Trustees of MEMBERS Mutual Funds may authorize from time to time.

When deciding which share class is best for you, carefully consider:

•	how long you plan to own the fund shares;

•	how much you intend to invest;

•	the total expenses you’ll pay for each class; and

•	whether you qualify for any reduction or waiver of sales charges.

Class A Shares. Class A shares typically charge a front-end sales charge or “load” that is deducted from your initial investment. Often, Class A shares offer you discounts (the discount increases as the size of your investment increases), called “breakpoints,” on the front-end sales charge if you: make a large purchase, already hold other mutual funds offered by the same fund family, or have family members (or others with whom you may link according to fund rules) who hold funds in the same fund family. Class A shares also typically share a 0.25% Rule 12b-1 service fee that, over time, will increase the cost of investing.

Class B Shares. Class B shares do not impose a front-end sales charge that is deducted from your initial investment, but they do impose Rule 12b-1 distribution fees of 0.75% and service fees of 0.25% that will result in higher annual operating expenses than you would incur if you purchased Class A shares. Over time, these fees will increase the cost of investing and may make the Class B charges more than the Class A. For this reason and others, MEMBERS Mutual Funds does not normally accept purchase orders of more than $100,000 for Class B shares from a single investor.

Class B shares also normally impose a CDSC, which you pay if you sell your shares within a certain number of years. The CDSC normally gets smaller each year and eventually is eliminated after several years. Selling Class B shares during the period in which the CDSC applies can significantly diminish the overall return on your investment, especially when coupled with the higher annual expenses charged when you hold Class B shares. Class B shares “convert” into Class A shares after a certain number years. When they convert, they will begin to charge the same annual fund operating expenses as Class A shares.

Class C Shares. Class C shares are only offered with respect to the Target Allocation Funds. Class C shares do not impose a front-end sales charge that is deducted from your initial investment, but they do impose Rule 12b-1 distribution fees of 0.75% and service fees of 0.25% that will result in higher annual operating expenses than you would incur if you purchased Class A shares. Over time, these fees will increase the cost of investing and may make the Class C charges more than the Class A. For this reason and others, MEMBERS Mutual Funds does not normally accept purchase orders of more than $999,999 for Class C shares from a single investor.
Class C shares also normally impose a CDSC, which you pay if you sell your shares within one year of purchase. Class C shares do not convert to any other share class.

Each individual’s investment needs are different. You should speak with your financial advisor to review your investment objectives, which will help you decide which share class is right for you.

How to Contact Us

You can reach a MEMBERS Mutual Funds shareholder services representative by calling 1-800-877-6089 weekdays, 8:00 a.m. to 7:00 p.m., Central Time. Mail all general inquiries, new account applications and transaction requests as follows:

Regular Mail:	Express, Certified or Registered Mail:
MEMBERS Mutual Funds P. O. Box 8390 Boston, MA 02266-8390	MEMBERS Mutual Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

Opening an Account

1.     Carefully read this prospectus.

2.     Determine how much you want to invest.

3.     Carefully complete the appropriate parts of the account application, including the account privileges section of the application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional form if you want to add privileges later. If you have questions, please contact your financial advisor or MEMBERS Mutual Funds.

When opening a new account, the fund is required by law to obtain certain personal information from you to verify your identity, including name, address, date of birth, and other information that will allow us to identify you. If you do not provide the information, the fund’s transfer agent, on behalf of the fund, may not be able to open your account. If the transfer agent is unable to verify your identity, the fund reserves the right to close your account or take such other action deemed reasonable or required by law.

Purchasing Shares

The following explains how to purchase shares by check, wire, phone, exchange or Internet. You may purchase shares at any time by complying with the minimum investment requirements described in “FUND SUMMARIES—Purchase and Sale of Fund Shares.” Upon request, your shares will be purchased at the next net asset value (“NAV”) calculated after your order is accepted in good order by the fund. “Good order” means that the request includes the information described in the table below.

OPENING AN ACCOUNT	ADDING TO AN ACCOUNT
BY CHECK
Make out a check for the investment, payable to MEMBERS Mutual Funds.	Make out a check for the investment amount, payable to MEMBERS Mutual Funds.
Deliver the check and your completed application to your financial advisor or mail to MEMBERS Mutual Funds.

Complete the detachable investment slip from your account statement. If no slip is available, send a letter specifying the fund name, share class, your account number, the name in which the account is registered, and the amount of your investment to be sent by check. Mail to MEMBERS Mutual Funds.

A charge of $30 will be assessed for each returned check occurrence.
BY WIRE
Deliver your completed application to your financial advisor or mail to MEMBERS Mutual Funds.	Call MEMBERS Mutual Funds at 1-800-877-6089. Provide the fund name, share class, your account number, the name in which the account is registered, and the amount of your investment to be sent by wire.

Obtain your account number by calling your financial advisor or MEMBERS Mutual Funds at 1-800-877-6089.

Instruct your credit union or financial institution to wire the amount of your investment to State Street Bank & Trust
Company, as indicated.

Instruct your credit union or financial institution to wire the amount of your investment to State Street Bank & Trust Company:

ABA#: 0110-0002-8
FBO: MEMBERS Mutual Funds

DDA#: 9905-510-5 FBO: (Shareholder name/account number)

BY PHONE
Not currently available.

Call MEMBERS Mutual Funds at 1-800-877-6089 to verify that these features are in place on your account. You are automatically eligible to purchase shares by phone, upon set-up of ACH electronic funds transfer, unless you indicate otherwise in the account options section of your application.

To place your purchase order, call MEMBERS Mutual Funds between 8:00 a.m. and 7:00 p.m., Central Time, or use our automated touchtone services 24-hours a day.
BY EXCHANGE (Available for accounts of any type and sales of any amount.)
Make sure that you have a current prospectus for the MEMBERS Mutual Funds, which can be obtained by calling your financial advisor or MEMBERS Mutual Funds at 1-800-877-6089.	Make sure that you have a current prospectus for the MEMBERS Mutual Funds, which can be obtained by calling your financial advisor or MEMBERS Mutual Funds at 1-800-877-6089.

Call your financial advisor, MEMBERS Mutual Funds at 1-800-877-6089, or use the Internet at www.membersfunds.com to request an exchange. You can only open up a new fund position in an existing account by exchange.

Call your financial advisor, MEMBERS Mutual Funds at 1-800-877-6089, or use the Internet at www.membersfunds.com to request an exchange.
BY INTERNET (Access 24 hours a day at www.membersfunds.com.)
Not currently available.

Call MEMBERS Mutual Funds at 1-800-877-6089 to verify that these features are in place on your account. You are automatically eligible to purchase shares by Internet, upon set-up of ACH electronic funds transfer, unless you indicate otherwise in the account options section of your application. Alternatively, you may check your profile on the Internet. The feature button will be activated if you are eligible to purchase shares.

Purchase orders accepted by the fund after the close of regular trading on the New York Stock Exchange
(usually 3:00 p.m., Central Time; 4:00 p.m., Eastern Time), will be processed using the next day’s NAV.

Purchasing by Exchange

Within an account, you may exchange shares of one fund for shares of the same class of another fund subject to the minimum investment requirements of the fund purchased, without paying any additional sales charge, except that exchanges of Class A shares of the Cash Reserves Fund initially purchased without a sales charge will be subject to the appropriate sales charge upon exchange into Class A shares of another MEMBERS Mutual Fund. In addition, Class A shares of the Cash Reserves Fund may be exchanged to Class B and Class C shares of other MEMBERS Mutual Funds, for dollar cost averaging purposes.
Exchanges of Class B and Class C shares will continue to “age” from the date of original purchase of the Class B shares or Class C shares, respectively, and will retain the same CDSC rate as they had before the exchange. In addition, Class B shares of the Cash Reserves Fund may only be acquired by exchange from Class B and Class C shares of other MEMBERS Mutual Funds and will continue to “age” from the date of original purchase.
In certain circumstances, you may be charged a 2% redemption fee on the value of the shares exchanged pursuant to the fund’s redemption fee policy (see “FUND SUMMARIES—Fees and Expenses”).
With the exception of the Cash Reserves Fund, and except as may be approved by the Chief Compliance Officer of the funds, only five (5) exchanges are allowed per fund in a calendar year. If you establish a systematic exchange or automatic account rebalancing program (see the “YOUR ACCOUNT—Additional Investor Services” section), those exchanges are not included in the exchange limit or redemption fee policies. The funds reserve the right to require that previously exchanged shares (and reinvested dividends) be in a fund for 90 days before an investor is permitted a new exchange. A fund may change its exchange policy at any time upon 60 days’ notice to its shareholders.

It is important to note that additional restrictions may apply if you invest through a financial intermediary. MEMBERS Mutual Funds will work with financial intermediaries, such as broker/dealers, investment advisers and record keepers, to apply the funds’ exchange limit guidelines, but in some instances, the fund is limited in its ability to monitor the trade activity or enforce the funds’ exchange limit guidelines in such accounts. In addition, a different exchange limit may apply for accounts held by certain institutional retirement plans to conform to plan exchange limits.

Sales Charges and Fees

The following discussion explains how sales charges on your purchases of a fund are calculated. Before investing in mutual funds, it is important that you understand the sales charges that you will be charged.

Class A Shares. With the exception of the Cash Reserves Fund, Class A shares are offered at a price that includes an initial “front-end” sales charge that is deducted from your investment at the time you purchase shares. Depending upon the amount you invest, the sales charge may be reduced and/or eliminated for larger purchases as indicated below. Class A shares of the Cash Reserves Fund are sold without an initial sales charge. However, if the shares of the fund are exchanged for Class A shares of another MEMBERS Mutual Fund, the sales charge applicable to the other fund will apply as indicated on the next page.

Class A Shares Sales Charges

Conservative Allocation Fund

Moderate Allocation Fund

Aggressive Allocation Fund
Diversified Income Fund
Equity Income Fund
Large Cap Value Fund
Large Cap Growth Fund
Mid Cap Fund
Small Cap Fund

International Stock Fund

					Bond Fund
					High Income Fund
	Sales Charge as a % of:		Dealer Commission as a % of Offering Price[2]		Sales Charge as a % of:		Dealer Commission as a % of Offering Price[2]
Investment Amount:	Offering Price¹	Net Amount Invested		Investment Amount:	Offering Price[1]	Net Amount Invested
Under $25,000	5.75%	6.10%	5.00%	Under $50,000	4.50%	4.71%	4.00%
$25,000 to $49,999	5.00%	5.26%	4.50%
$50,000 to $99,999	4.50%	4.71%	4.00%	$50,000 to $99,999	4.00%	4.17%	3.50%
$100,000 to $249,999	3.50%	3.63%	3.00%	$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%	$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	1.50%	1.52%	1.20%	$500,000 to $999,999	1.50%	1.52%	1.20%
$1 million or more and certain other investments described below	None[3]	None	See Below[4]	$1 million or more and certain other investments described below	None[3]	None	See Below[4]

______________________________

1 The sales charge you pay may be higher or lower than what is disclosed due to standard industry practice to round the public offering price to two decimal places when calculating the number of shares purchased, and to round the number of shares purchased to three decimal places. Please refer to the SAI for additional information.

2     The portion of the sales charge the fund’s distributor, Mosaic Funds Distributor, LLC (“MFD”), or its agent pays to broker/dealers for selling the funds’ shares. The broker/dealer passes along a portion of this compensation to your financial advisor. From time to time, MFD, at its discretion, may pass along to the broker/dealers the entire sales charge paid as a percentage of offering price as part of a sales program, although it has not done so as of the date of this prospectus.

3     A CDSC may be assessed on certain purchases of Class A shares of over $1,000,000 at a rate of 1.00% in the first year and 0.50% in the second year following the purchase.

4     MFD may pay a commission up to 0.80% on certain purchases of Class A shares over $1,000,000 on which no initial sales charge was paid, with a maximum commission of 0.50% on purchases over $3,000,000. MFD may also pay a commission up to 0.75% on certain purchases of Class A shares under $1,000,000 on which no initial sales charge was paid, through programs offered by MFD or to dealers that have special arrangements with MFD.

Generally, as the amount of purchase increases, the percentage used to determine the sales load decreases. In addition to a single mutual fund purchase, you may be entitled to receive a discount or qualify to purchase Class A shares without a sales charge based on rights of accumulation or by using a letter of intent as described below.

Class A Sales Charge Reductions and Waivers. In order to ensure that you receive a reduction or waiver of your Class A sales charge, you need to notify your financial advisor or MEMBERS Mutual Funds at the time you purchase shares that you qualify for such a reduction or waiver. If notice is not provided, you may not receive the sales charge discount or waiver to which you are otherwise entitled. MEMBERS Mutual Funds may require evidence, and reserves the right to request additional documentation, to verify you are eligible for a reduction or waiver of sales charges.

For both the Class A share sales charge reduction and waiver privileges, the term “immediate family” is defined as you, your spouse and your children under the age of 21.

      Class A Sales Charge Reductions. There are several ways investors and certain qualified pension plans may combine multiple purchases to reduce Class A sales charges as indicated below. For the purpose of calculating the sales charge, shares of the Cash Reserves Fund purchased through an exchange, reinvestment or cross-reinvestment from another fund having a sales charge qualify; however, direct purchases of Class A shares of the Cash Reserves Fund are excluded.

Rights of Combination. Purchases may be combined to reduce Class A sales charges if made by:

•	you and your immediate family for your own account(s), including individual retirement, custodial and personal trust accounts;

•	a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account; and

•	groups which qualify for the Group Investment Program as described in the SAI.

Rights of Accumulation. You may add the current market value of your existing holdings in any fund and class of shares of MEMBERS Mutual Funds (including combinations), to the amount of your next purchase of Class A shares to qualify for reduced sales charges. The current value of existing investments in your MEMBERS variable annuity contract may also be taken into account to determine your Class A sales charges.

Letter of Intent.You may purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once by signing a Letter of Intent (“LOI”). Such an investment (including accumulations and combinations) must aggregate at least $25,000 if investing in equity funds or at least $50,000 if investing in bond funds during the 13-month period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to MEMBERS Mutual Funds. For the purposes of calculating if the total investment amount specified in the LOI has been met, the historical cost of the original shares purchased will be used, and reinvested dividends and capital gains and appreciation of your holdings are not included. A small portion of the initial purchase (approximately 5% of the aggregate) will be held in escrow to cover the difference in Class A sales charges that may be due if your total investments over the 13-month period do not qualify for the sales charge reduction you received. The escrowed shares will be released upon completion of the LOI or at the end of the 13-month period, whichever comes first.

     Class A Sales Charge Waivers. Class A shares may be purchased without front-end sales charges by the following individuals and institutions:

•	Credit union employees and their immediate family, when purchasing shares for their own personal accounts.

•	Registered representatives of broker/dealers and registered investment advisers authorized to sell the funds when purchasing shares for their own account or for the benefit of their immediate family.

•	Individuals and their immediate family who within the past twelve months were trustees, directors, officers, or employees of CUNA Mutual Group (which consists of CUNA Mutual Insurance Society and its subsidiaries and affiliates) or any of its affiliated companies, or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons, provided the purchase is made directly by mail, internet or telephone without the consultation of a registered representative. If the purchase is made through a registered representative, sales charges as described in this prospectus may apply.

•	Individuals and their immediate family who, within the past twelve months, were members of the Board of Trustees of MEMBERS Mutual Funds or of the board of trustees of the Ultra Series Fund; or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.

•	Individuals and their immediate family who, within the past twelve months, were trustees, directors, officers or employees of Madison Investment Advisors, Inc. and/or its subsidiaries or affiliated companies; or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.

•	Individuals and their immediate family who are trustees, directors, officers or employees of the adviser, any subadviser, or service providers of MEMBERS Mutual Funds.

•	Credit union system-affiliated institutional investors and other non-profit organizations as described in section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”).

•	Credit union employees, and employees of non-profit organizations that qualify as tax-exempt under section 501(c) of the Code, when purchasing shares in a 457(b) eligible deferred compensation plan.

•	Certain qualified defined benefit or qualified defined contribution pension plans, including 401(k) plans, with over $250,000 of assets.

In addition, Class A shares may be purchased without front-end sales charges in the following transactions:

•	In fee-based managed account programs with the fund’s distributor or dealers that have a special arrangement with the fund’s distributor or investment adviser.

•	With proceeds from the liquidation of a CUNA Mutual Group-affiliated pension product. (For employees of CUNA Mutual Group or any of its affiliated companies, the sales charge waiver applies, provided the purchase is made directly by mail, internet or telephone without the consultation of a registered representative. If the purchase is made through a registered representative, sales charges as described in this prospectus may apply.)

•	In Retirement Health Care Funding Program accounts (FAS 106) and Employee Option Plan accounts administered by CUNA Mutual Group.

•	Reinvestment of dividends or capital gains from any fund.

•	By exchange from one fund to another, except exchanges of Class A shares of the Cash Reserves Fund initially purchased without a sales charge will be subject to the appropriate sales charge upon exchange into Class A shares of another MEMBERS Mutual Fund.

•	Pursuant to the funds’ reinstatement or reinvestment privilege (see the SAI for more information).

•	From the proceeds of shares of another fund account on which a load was already paid.

Class B Shares. Class B shares are sold without any initial sales charge. Direct purchases of Class B shares of the Cash Reserves Fund are not permitted. Class B shares of the Cash Reserves Fund may only be acquired by exchange from Class B and Class C shares of other MEMBERS Mutual Funds. With the exception of the Cash Reserves Fund, the fund’s distributor pays a commission equal to 4% of the amount invested to broker/dealers who sell Class B shares. Class B shares automatically convert to Class A shares, based on relative NAV, at the end of the eighth year after purchase (the seventh year after purchase for Class B shares purchased prior to February 28, 2003).
For Class B shares, a CDSC may be applied on shares you sell within six years of purchase as indicated below.

	Purchase Date On or After February 28, 2003
Years After Purchase	1	2	3	4	5	6	7+
CDSC	4.5%	4.0%	3.5%	3.0%	2.0%	1.0%	None

The CDSC is based on the original purchase cost or the current NAV of the shares being sold, whichever is less. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC. There is no CDSC on shares acquired through reinvestment of dividends or capital gain distributions. Certain withdrawals, including those made through a systematic withdrawal program, may not be subject to a CDSC. For more information, see the “Class B CDSC Waivers” subsection, below.

For purposes of computing the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. To minimize your CDSC, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell those shares that you have owned for the longest period of time. Specifically, we will sell shares that represent share price increases (if any) first, then dividends, then the oldest-aged shares.

For example, assume that you purchased 100 shares of a fund on January 1, Year 1 for $10 per share, another 100 shares on January 1, Year 2 for $15 per share, and another 100 shares on January 1, Year 3 for $20 per share. Also assume that dividends of $1.50 and $2.00 per share were paid on December 31, Year 1 and Year 2, respectively, and reinvested. Your account can be summarized as:

Date	Action	Price Per Share	Shares Purchased	Total Shares	Account Value
January 1, Year 1	Purchased shares	$10	100	100	$1,000
December 31, Year 1	Reinvested dividends	$15	10	110	$1,650
January 1, Year 2	Purchased shares	$15	100	210	$3,150
December 31, Year 2	Reinvested dividends	$20	21	231	$4,620
January 1, Year 3	Purchased shares	$20	100	331	$6,620

Assume further that you sell 200 shares in Year 3 and that the share price as of the end of the day you sell your shares is $20. The $6,620 in your account can be broken down into share price increases of $1,500 (100 shares appreciated from $10 to $20 per share; 100 shares appreciated from $15 to $20 per share; and 100 shares have not appreciated), dividends of $620 ($200, $150 on 12/31 in Year 1 plus $50 in share price increases; and $420 on 12/31 in Year 2), and purchase payments of $4,500 ($1,000 in Year 1, $1,500 in Year 2, and $2,000 in Year 3). You would incur the following CDSC charges:

Type of Shares Sold (in order)	Amount	CDSC (%)	CDSC ($)
Share price increases of purchased shares	$1,500	None	None
Dividends (including share price increases)	$ 620	None	None
Aged Shares (oldest sold first): Purchased January 1, Year 1	$1,000	3.5%[1]	$35.00
Purchased January 1, Year 2	$ 880[2]	4.0%[1]	$35.20
Total	$4,000	1.75%[3]	$70.20

______________________________

1      As a percentage of original purchase payment.

2      $620 of the original $1,500 purchase payment would remain available for redemption.

3 As a percentage of the amount redeemed.

Class B CDSC Waivers. In order to ensure you receive a waiver of the CDSC on redemptions of your Class B shares, you need to notify your financial advisor or MEMBERS Mutual Funds at the time you redeem the shares that you qualify for such a waiver. If notice is not provided, you may not receive the waiver to which you are otherwise entitled. MEMBERS Mutual Funds may require evidence, and reserves the right to request additional documentation, to verify you are eligible for a waiver of sales charges.

The CDSC may be waived on redemptions of Class B shares under the following circumstances:

•	If you have established a systematic withdrawal plan, as long as the redemptions do not exceed 12% of the value of an account annually (calculated at the time of the withdrawal).

•	Due to death or disability.

•	For the following types of transactions in individual retirement accounts (IRAs) or other qualified retirement plans described under section 401(a) of the Code, unless otherwise noted:

-	returns of excess contributions;

-	qualified hardship withdrawals; and

-

required minimum distributions (which, for 2009, were not required) or to effect life expectancy distributions scheduled under the equal periodic payment exception (sometimes referred to as the 72t exception).

•	Pursuant to MEMBERS Mutual Funds’ right to liquidate small accounts (see “YOUR ACCOUNT—General Policies—Small Accounts”).

Class C Shares. Class C shares are only offered with respect to the Target Allocation Funds. Class C shares are sold without any initial sales charge. The fund’s distributor pays a commission equal to 1% of the amount invested to broker/dealers who sell Class C shares. For Class C shares, a CDSC of 1% may be applied on shares you sell within one year of purchase. Class C shares do not convert to any other share class.
The CDSC is based on the original purchase cost or the current NAV of the shares being sold, whichever is less. There is no CDSC on shares acquired through reinvestment of dividends or capital gain distributions. Certain withdrawals, including those made through a systematic withdrawal program, may not be subject to a CDSC. For more information, see the “Class C CDSC Waivers” subsection, below.
For purposes of computing the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. To minimize your CDSC, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell those shares that you have owned for the longest period of time. Specifically, we will sell shares that represent share price increases (if any) first, then dividends, then the oldest-aged shares. For an example of how the CDSC is calculated, see the “Class B Shares” subsection, above.

Class C shares of the Target Allocation Funds are permitted to purchase Class B shares of the Cash Reserves Fund. For more information, see “YOUR ACCOUNT—Purchasing by Exchange” above.

Class C CDSC Waivers. In order to ensure you receive a waiver of the CDSC on redemptions of your Class C shares, you need to notify your financial advisor or MEMBERS Mutual Funds at the time you redeem the shares that you qualify for such a waiver. If notice is not provided, you may not receive the waiver to which you are otherwise entitled. MEMBERS Mutual Funds may require evidence, and reserves the right to request additional documentation, to verify you are eligible for a waiver of sales charges. The CDSC may be waived on redemptions of Class C shares under the following circumstances:

•	If you have established a systematic withdrawal plan, as long as the redemptions do not exceed 12% of the value of an account annually (calculated at the time of the withdrawal).

•	Due to death or disability.

•	For the following types of transactions in individual retirement accounts (IRAs) or other qualified retirement plans described under section 401(a) of the Code, unless otherwise noted:

-	returns of excess contributions;

-	qualified hardship withdrawals; and

-

required minimum distributions (which, for 2009, were not required) or to effect life expectancy distributions scheduled under the equal periodic payment exception (sometimes referred to as the 72t exception).

•	Pursuant to MEMBERS Mutual Funds’ right to liquidate small accounts (see “YOUR ACCOUNT—General Policies—Small Accounts”).

Class Y Shares. Class Y shares are sold without the imposition of a sales charge and are generally only available for purchase by the Target Allocation Funds, other affiliated target allocation funds offered through separate prospectuses, in fee-based managed account programs with the fund’s distributor or dealers that have special arrangements with the fund’s distributor, and other investors as the Board of Trustees of MEMBERS Mutual Funds may authorize from time to time.
Please refer to the SAI or the funds’ website at www.membersfunds.com for additional information on sales charge reductions and waivers. The SAI is available free of charge, upon request, by calling 1-800-877-6089. The funds’ website includes hyperlinks to the information provided herein and to the additional information that is referenced in the SAI.

Redemption Fees. You will be charged a 2% redemption fee if you redeem or exchange Class A or Class B shares of the Small Cap Fund or the International Stock Fund within 30 calendar days of purchase. Neither Class Y shares, Class C shares nor any of the other funds’ Class A or B shares is subject to redemption fees at this time.
All redemption fees charged are for the benefit of the then current shareholders and paid directly to the fund from which the shares were redeemed to help offset any trading costs, market impact and/or other costs associated with short-term trading in and out of the funds. Redemption fees are assessed on the current market value of the shares being redeemed. For the purpose of applying the redemption fee, shares will be redeemed in the order of their purchase with those held the longest being redeemed first. Shares transferred to a different account registration or converted to a different share class will retain their original purchase date and continue to be subject to redemption fees.

The 2% redemption fee will not be charged to:

•	Shares redeemed that are acquired through the automatic reinvestment of dividends and capital gain distributions.

•	Shares redeemed under a regularly scheduled systematic withdrawal, systematic exchange, or automatic account rebalancing program (see “YOUR ACCOUNT—Additional Investor Services”).

•	Shares redeemed due to death or disability.

•	Shares redeemed for the following types of transactions in individual retirement accounts (IRAs), other qualified retirement plans described under section 401(a) of the Code and 457 non-qualified deferred compensation plans, unless otherwise noted:

-	returns of excess contributions;

-	qualified hardship withdrawals; and

-

required minimum distributions (which, for 2009, were not required) or to effect life expectancy distributions scheduled under the equal periodic payment exception (sometimes referred to as the 72t exception).

•	Shares redeemed pursuant to MEMBERS Mutual Funds’ right to liquidate small accounts (see the “YOUR ACCOUNT—General Policies—Small Accounts”).

•	Shares redeemed in fee-based managed accounts programs with the fund’s distributor or dealers that have a special arrangement with the fund’s distributor or investment adviser.

•	Shares redeemed in certain omnibus and financial intermediary accounts where the omnibus or intermediary account holder does not have the capability to impose a redemption fee on its underlying customers’ accounts.

•	Shares redeemed as a result of fund-initiated transactions, such as fund mergers or liquidations.

The funds reserve the right to waive or impose redemption fees or withdraw waivers at their discretion, to the extent permitted by law. In addition, the funds reserve the right to modify or eliminate redemption fees or waivers without giving advance notice to shareholders, but any such modification or elimination will be imposed prospectively only.

Rule 12b-1 Distribution and Service Plans

MEMBERS Mutual Funds has adopted, on behalf of certain funds and share classes, distribution and/or service plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). These plans permit the funds to pay for distribution of their shares and servicing of their shareholders out of fund assets; therefore, the cost of these plans is indirectly borne by all shareholders who own shares of the affected funds and share classes. These plans are described below.

Distribution Fees (Class B and C only). Distribution plans have been adopted pursuant to Rule 12b-1 under 1940 Act for Class B and C shares of each of the funds. Under the terms of each plan, each fund pays its principal distributor, MFD, a fee equal to 0.75% of the average daily net assets attributable to Class B and C shares of that fund. MFD may use this fee to cover its distribution-related expenses (including commissions paid to broker/dealers for selling Class B and C shares) or distribution-related expenses of dealers. This fee increases the cost of investment in the Class B and C shares of a fund and, over time, may cost more than paying the initial sales charge for Class A shares.

Service Fees. Service plans have been adopted pursuant to Rule 12b-1 under the 1940 Act for Class A, B and C shares of each of the funds, other than the Cash Reserves Fund. Under the terms of these plans, each fund pays MFD a service fee equal to 0.25% of the average daily net assets attributable to each class of shares of that fund. The service fee is used by MFD to offset costs of servicing shareholder accounts or to compensate other qualified broker/dealers who sell shares of the funds pursuant to agreements with MFD for their costs of servicing shareholder accounts. MFD may retain any portion of the service fee for which there is no broker/dealer of record as partial consideration for its services with respect to shareholder accounts. Class Y shares do not impose a service fee.

Selling Shares

The following explains how to sell your shares by letter, phone, exchange or Internet. You may sell shares at any time. Upon request, your shares will be sold at the next NAV calculated after your order is accepted in good order by the fund. “Good order” means that the request includes the fund and account number, amount of transaction, signatures of the owners as noted below and medallion guarantee if required.

In certain circumstances, you will need to make your request to sell shares in writing, which may require sending additional documents. In addition, you will need to obtain a STAMP2000 MEDALLION SIGNATURE GUARANTEE (a “medallion guarantee”) if the redemption is:

•	over $50,000;

•	made payable to someone other than the registered shareholder(s); or

•	mailed to an address other than the address of record, or an address that has been changed within the last 30 days.

You can generally obtain a medallion guarantee from a credit union or other financial institution, a broker or securities dealer, or a securities exchange or clearing agency. A notary public CANNOT provide a medallion guarantee. MEMBERS Mutual Funds reserves the right to require a medallion guarantee on any redemption.

SELLING SHARES
BY LETTER (Available for accounts of any type and sales of any amount.)

Write a letter of instruction indicating your account number, fund name, the name in which the account is registered and the dollar value or number of shares you wish to sell. Mail your letter, and any other required materials, to MEMBERS Mutual Funds. A check will be mailed to the name and address in which the account is registered.

If you are:	A written letter of instruction to sell shares must include:
An owner of an individual, joint, sole proprietorship, UGMA/UTMA (custodial accounts for minors) or general partner account	• The signatures and titles of all persons authorized to sign for the account, exactly as the account is registered. • Medallion guarantee if applicable.

An owner of a corporate or association account	• The signature of the person(s) authorized to sign for the account. • Medallion guarantee required.

An owner or trustee of a trust account	• The signature(s) of the trustee(s). • Medallion guarantee required.

A joint tenancy shareholder whose co-tenant is deceased	• The signature of the surviving tenant. • Tax waiver (if applicable in your state). • Medallion guarantee required.

An executor of a shareholder’s estate	• The signature of the executor. • Tax waiver (if applicable in your state). • Medallion guarantee required.
For other account types not listed above, please call MEMBERS Mutual Funds at 1-800-877-6089 for instructions.
BY PHONE (Available for most accounts and sales of up to $50,000.)

To place your redemption order, call MEMBERS Mutual Funds between 8:00 a.m. and 7:00 p.m., Central Time, or use our automated touchtone services 24-hours a day. Redemption requests may be placed on all business days (excluding market holidays). Checks are generally mailed the next business day after the redemption request is effective.

Redemption proceeds can be sent by electronic funds transfer (“EFT”) provided that you have pre-authorized banking information on file with MEMBERS Mutual Funds. Redemption proceeds from EFT transactions are generally available by the second business day. MEMBERS Mutual Funds does not charge for EFT; however, your credit union or other financial institution may charge a fee for this service.

Amounts of $1,000 or more can be wired on the next business day, provided that you have pre-authorized the wiring of funds and the needed information is on file with MEMBERS Mutual Funds. A $15 fee will be deducted from your account to send the wire; your credit union or other financial institution may charge an additional fee to accept the wired funds.

BY EXCHANGE (Available for accounts of any type of sales of any amount.)

Make sure that you have a current prospectus for the MEMBERS Mutual Funds, which can be obtained by calling your financial advisor or MEMBERS Mutual Funds at 1-800-877-6089. Call your financial advisor, MEMBERS Mutual Funds, or use the Internet at www.membersfunds.com to execute the exchange.

BY INTERNET
Not currently available.

Redemption requests received and accepted by the fund after the close of regular trading on the New York Stock Exchange (usually 3:00 p.m., Central Time; 4:00 p.m., Eastern Time), will be processed using the next day’s NAV.

General Policies

Limitation on Purchases.If you purchase shares by check and your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. A charge of $30 will be assessed for each returned check occurrence. We do not accept third-party checks, starter checks, credit cards, credit card checks, or cash to purchase shares. All purchase payments must be denominated in U.S. dollars and drawn on or from U.S. credit unions or other financial institutions. Additionally, we will not normally accept purchase orders of more than $100,000 for Class B shares from a single investor, nor will we normally accept purchase orders of more than $999,999 for Class C shares from a single investor.

Pricing of Fund Shares.The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 3:00 p.m., Central Time) by dividing the net assets of each fund and class by the number of shares outstanding of that fund and class. Transaction requests received after the close of regular trading on the New York Stock Exchange (usually 3:00 p.m., Central Time), will be processed using the next day’s NAV. The NAV per share for each fund and class is not determined on days the New York Stock Exchange is closed for trading. The New York Stock Exchange is closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For all funds other than the Cash Reserves Fund, a fund’s NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. Because the assets of each Target Allocation Fund consist primarily of shares of the underlying funds, the NAV of each Target Allocation Fund is determined based on the NAVs of the underlying funds.

Because each Target Allocation Fund will only invest in underlying funds, government securities and short-term paper, it is not anticipated that Madison will need to “fair” value any of the investments of the Target Allocation Funds. However, an underlying fund may need to “fair” value one or more of its investments, which may, in turn, require a Target Allocation Fund to do the same because of delays in obtaining the underlying fund’s NAV. The following fair valuation policy is followed by Madison with respect to the funds that it advises. It is anticipated that unaffiliated underlying funds will have a fair valuation policy that is somewhat similar and such policy will be described in the prospectus of the underlying fund, including an explanation of the circumstances under which fair value pricing will be used and the effects of using fair value pricing.

If quotations are not readily available for a security or other portfolio investment, or if it is believed that a quotation or other market price for a security or other portfolio investment does not represent its fair value, Madison may value the security or investment using procedures approved by the Board of Trustees of the Trust that are designed to establish its “fair” value. The fair valuation procedures may be used to value any investment of any fund in the appropriate circumstances. Securities and other investments valued at their “fair” value entail significantly greater valuation risk than do securities and other investments valued at an established market value.
Madison relies on its fair value procedures most often in connection with foreign securities whose principal trading market(s) is outside the U.S. and/or are denominated in a foreign currency. From time to time, events occur that affect the issuers of such foreign securities or the securities themselves, or information about the issuer or securities becomes available, after the close of trading in the securities but before the close of regular trading on the New York Stock Exchange (usually 3:00 p.m., Central Time). In these situations, the fair value of the foreign security may be something other than the last available quotation or other market price. With regard to such foreign securities, the fair valuation procedures include consultation with an independent “fair value” pricing service. Nonetheless, Madison separately evaluates each such foreign security and may, in conformity with the fair valuation procedures, establish a different fair value than that reached by the independent pricing service or other financial institutions or investment managers.

Determining the fair value of securities involves consideration of objective factors as well as the application of subjective judgments about their issuers and the markets in which they are traded. A number of methodologies are available for determining the value of securities for which there is no clear market value or for which after-market events make prior market values unreliable. The value established by Madison under the fair valuation procedures for any security or other investment (or underlying fund) may vary from the last quoted sale price or market close price, or from the value given to the same security or investment by: (1) an independent pricing service; (2) other financial institutions or investment managers; or (3) Madison, had it used a different methodology to value the security. MEMBERS Mutual Funds and Madison cannot assure that a security or other portfolio investment can be sold at the fair value assigned to it at any time.

The securities held by the Cash Reserves Fund are valued on the basis of amortized cost. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of any discount or premium until the instrument’s maturity, rather than evaluating actual changes in the market value of the instrument. The Cash Reserves Fund’s NAV is normally expected to be $1 per share.
To the extent the funds hold portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the funds do not price their shares, the NAV of such funds’ shares may change on days when shareholders will not be able to purchase or redeem the funds’ shares.

Buy and Sell Prices. When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable CDSC and redemption fee. Purchase orders and redemption and exchange requests will be executed at the price next determined after the order or request is received in good order by MEMBERS Mutual Funds, as described in “YOUR ACCOUNT—Purchasing Shares” and “YOUR ACCOUNT—Selling Shares.”

Disclosure of Portfolio Information. The funds may make selective disclosure of portfolio information to various service providers. For more information on these disclosures, please refer to the SAI.

Execution of Requests.Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received in good order by MEMBERS Mutual Funds. In unusual circumstances, a fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities law.

Sales in Advance of Purchase Payments.When you place a request to sell shares for which the purchase payment has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

Frequent Trading. Excessive or short-term trading in fund shares may harm a fund’s performance, and thereby harm other shareholders in the fund, in three respects. First, frequent traders may exploit the fact that a fund has calculated its NAV using closing prices of securities that are no longer current, thereby diluting the value of long-term shareholders’ interests in a fund. Second, to meet higher levels of redemptions caused by frequent traders, a fund may be required to maintain a larger percentage of the fund’s assets in cash or be forced to liquidate certain holdings at inopportune times, thereby compromising portfolio management strategies. Third, frequent purchases and redemptions by frequent traders will cause a fund to incur greater expenses for buying and selling securities, which are borne by all fund shareholders.

MEMBERS Mutual Funds, on behalf of each of the funds, has adopted policies and procedures with respect to frequent traders. Included in the policies and procedures are the several methods MEMBERS Mutual Funds currently employs to detect and deter frequent traders, including: applying exchange limit guidelines; charging redemption fees on short-term trades; selectively monitoring trade activity; and exercising broad authority to take discretionary action against frequent traders and against particular trades, including delaying payment of the proceeds from the redemption of fund shares for up to seven days, and identifying frequent traders and restricting their trading privileges or expelling them from a fund.

In addition to the above, to combat dilution of the value of long-term shareholders’ interests in a fund, a fund may employ fair valuation procedures on the securities it holds in its portfolio, as described in the “Pricing of Fund Shares” subsection, above.
Each of the above methods to protect the interests of investors involves judgments that are inherently subjective, although MEMBERS Mutual Funds and its service providers seek to make judgments that are consistent with long-term investors’ interests. Moreover, each of these methods involves some selectivity in their application. While the funds seek to take actions that will detect and deter frequent trading, they cannot assure that such activity can be completely eliminated. For instance, the funds may not be able to identify or reasonably detect or deter frequent trading transactions that are facilitated by financial intermediaries or made through the use of omnibus accounts that transmit purchase, exchange, and redemption orders to the funds on behalf of their customers who are the beneficial owners.

Telephone Transactions.For your protection, telephone requests are recorded in order to verify their accuracy. In addition, MEMBERS Mutual Funds will take measures to verify the caller’s identity, such as asking for name, account number, Social Security or taxpayer ID number and other relevant information. MEMBERS Mutual Funds is not responsible for any losses that may occur due to unauthorized telephone calls. Also for your protection, redemption transactions are not permitted via telephone on accounts for which names or addresses have been changed within the past 30 days unless the account has been pre-authorized for EFT or wire redemption privileges to a credit union or other financial institution account.

Internet Transactions.For your protection, you will need your Social Security and account number to establish access to your account on the Internet. You will be asked to assign a unique password and need to use that password on all future visits to verify your identity. Buy and sell prices and valuation of shares procedures are consistent with the policies noted above. MEMBERS Mutual Funds is not responsible for any losses that may occur due to unauthorized access.

Householding. To reduce shareholder service expenses, MEMBERS Mutual Funds intends to send only one copy of its reports per household regardless of the number of investors at the household or the number of accounts held. However, any investor may obtain additional reports upon request to MEMBERS Mutual Funds.

Account Statements. In general, you will receive account statements every quarter, as well as after every transaction (except for any dividend reinvestment or systematic transactions) that affects your account balance and after any changes of name or address of the registered owner(s). Every year you should also receive, if applicable, a Form 1099 tax information statement, which will be mailed to you by January 31.

Small Accounts. Due to the high fixed cost of maintaining mutual fund accounts, MEMBERS Mutual Funds reserves the right to close any non-retirement accounts (excluding accounts set up with a systematic investment program) that have balances below $1,000. We will mail you a notice asking you to bring the account value up to $1,000 or initiate a systematic investment program. If you do not bring the account value up to $1,000 or initiate a systematic investment program within 60 days, MEMBERS Mutual Funds may sell your shares and mail the proceeds to you at your address of record.

Special Redemptions. Although no fund would normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities held by the fund as prescribed by the Board of Trustees. However, MEMBERS Mutual Funds has elected to be governed by Rule 18f-1 under the 1940 Act. Under that rule, each fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the fund’s NAV at the beginning of such period. See the SAI for more information.

Additional Investor Services

Systematic Investment Program.You may set up regular investments from your credit union or other financial institution account to the fund of your choice, with the exception of Class B shares of the Cash Reserves Fund which cannot be purchased directly. You determine the frequency and amount of your investments, and you may terminate the program at any time. Investments must be made at least once each quarter and may be as little as $25 per transaction ($50 minimum per fund per month). Systematic investments may be transacted twice monthly, monthly, bimonthly, or quarterly. For more information on purchase minimums, see the “YOUR ACCOUNT¯Opening an Account.” To take advantage of the systematic investment program, complete the appropriate parts of your account application or work with your financial advisor.

Payroll Deduction/Direct Deposit Program.If your employer supports a payroll deduction program, you may set up regular investments from your payroll to the fund of your choice, with the exception of Class B shares of the Cash Reserves Fund which cannot be purchased directly. You determine the frequency and amount of your investments, and you may terminate the program at any time. Investments may be as little as $25 per transaction ($50 minimum per fund per month). For more information on purchase minimums, see the “YOUR ACCOUNT¯Opening an Account.” To take advantage of the payroll deduction program, complete the MEMBERS Payroll Deduction/Direct Deposit Form or work with your financial advisor. A new account application must accompany the form if you are opening a new account.

Systematic Withdrawal Program. If your account balance is at least $5,000, you may make systematic withdrawals from your account. You must fill out the relevant portion of your account application, and the payment schedule. All payees must be on the same payment schedule. You determine the frequency (no less than monthly), day of the month, and amount of your withdrawal and you may terminate the program at any time. Each systematic withdrawal must be at least $50 per fund. On Class B and Class C share accounts, no CDSC will be charged on systematic withdrawals of no more than 12% of your account’s value annually. To take advantage of the systematic withdrawal program on an existing account, contact your financial advisor or MEMBERS Mutual Funds at 1-800-877-6089.

Systematic Exchange Program. If your account balance is at least $5,000, you may exchange your shares for the same class of shares of another fund under the systematic exchange program. Class A shares of the Cash Reserves Fund may be exchanged to Class B shares of other MEMBERS Mutual Funds, and Class C shares of the Target Allocation Funds, for dollar cost averaging purposes. Exchanges of Class A shares of the Cash Reserves Fund initially purchased without a sales charge will be subject to the appropriate sales charge upon exchange into Class A shares of another fund (see “YOUR ACCOUNT—Sales Charges and Fees”). For programs investing in Class B or Class C shares, for the purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase of the Class B shares or Class C shares, respectively, and will not be affected by any permitted exchange. You determine the frequency (no less than monthly), day of the month, and amount of your exchange and you may terminate the program at any time. Each systematic exchange must be at least $50 per fund. To take advantage of the systematic exchange program, simply complete the appropriate parts of your account application or contact your financial advisor.

Automatic Account Rebalancing.If your Class A share account balance is at least $25,000, you may request automatic account rebalancing on a semi-annual or annual basis. You may select a model fund allocation that MEMBERS Mutual Funds has defined, or you may build your own portfolio. To take advantage of the automatic rebalancing program, simply complete MEMBERS Mutual Funds' Automatic Account Rebalancing Form or contact your financial advisor. A new account application must accompany the form if you are opening a new account.

Retirement Plans. Shares of MEMBERS Mutual Funds may be used to fund a variety of retirement plans, including IRAs, SEPs, 401(k) plans, 457 non-qualified deferred compensation plans, and other pension and profit sharing plans (availability may vary in Puerto Rico). Using these plans, you may open an account with either a minimum initial investment or by establishing a systematic investment program. To find out more, call MEMBERS Mutual Funds at 1-800-877-6089.

Distributions and Taxes

The funds generally distribute most or all of their net investment income and capital gains. Capital gain distributions, if any, are typically made in December. Income distributions, if any, are made as follows:

•	Declared daily and paid daily: Cash Reserves Fund.

•	Declared monthly and paid monthly: Bond, High Income and Diversified Income Funds.

•	Declared quarterly and paid quarterly: Conservative Allocation and Equity Income Funds.

•	Declared annually and paid annually: Moderate Allocation, Aggressive Allocation, Large Cap Value, Large Cap Growth, Mid Cap, Small Cap and International Stock Funds.

Distribution Reinvestments.Many investors have their distribution payments reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your distribution payments will be reinvested on the payment date. Alternatively, you can choose to have a check for your distribution payments mailed to you. However, if, for any reason, the check is not deliverable, your distribution payments will be reinvested and no interest will be paid on amounts represented by the check.

Taxability of Distributions. All distributions that you receive from a fund are generally taxable, whether reinvested or received in cash. Distributions from a fund’s net investment company taxable income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable as ordinary income, unless such distributions are attributable to “qualified dividend” income eligible for the reduced rate of tax on long-term capital gains or unless you are exempt from taxation or entitled to a tax deferral. Distributions paid by each fund from net capital gains (the excess of net long-term capital gains over short-term capital losses) are taxable as long-term capital gains whether reinvested or received in cash and regardless of the length of time you have owned your shares. Currently, the maximum rate applicable to long-term capital gains, and thus to qualified dividend income, is set at 15%. Under current law, the reduced rates on capital gains and qualified dividend income will cease to apply to taxable years beginning after December 31, 2010. Each fund will inform its shareholders of the portion of its dividends (if any) that constitute qualified dividend income.

Generally, “qualified dividend” income includes dividends received during the taxable year from certain domestic corporations and qualified foreign corporations. The portion of a distribution that the fund pays that is attributable to qualified dividend income received by the fund will qualify for such treatment in the hands of the noncorporate shareholders of the fund. If a fund has income of which more than 95% was qualified dividends, all of the fund’s dividends will be eligible for the lower rates on qualified dividends. Certain holding period requirements applicable to both the fund and the shareholder also must be satisfied to obtain qualified dividend treatment.

When a fund makes a distribution, the fund’s NAV decreases by the amount of the payment. If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same.

Fund distributions from the Moderate Allocation, Diversified Income and Equity Income Funds are expected to be distributions of both net investment company taxable income and net capital gains. Fund distributions from the Aggressive Allocation, Large Cap Value, Large Cap Growth, Mid Cap, Small Cap and International Stock Funds are expected to be primarily distributions of net capital gains, and fund distributions from the Conservative Allocation, Cash Reserves, Bond and High Income Funds are expected to be primarily distributions of net investment company taxable income.

Taxability of Transactions. Your redemption of fund shares may result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares. An exchange of fund shares for shares in any other fund of MEMBERS Mutual Funds generally will have similar tax consequences.

Withholding. If you do not furnish MEMBERS Mutual Funds with your correct Social Security Number or Taxpayer Identification Number and/or MEMBERS Mutual Funds receives notification from the Internal Revenue Service requiring back-up withholding, MEMBERS Mutual Funds is required by federal law to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 28% for U.S. residents.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser. Please see the SAI for more information about taxes.

INVESTMENT ADVISER

The funds’ investment adviser is Madison Asset Management, LLC (“Madison”), a subsidiary of Madison Investment Advisors, Inc. (“MIA”), both located at 550 Science Drive, Madison, Wisconsin 53711. As of December 31, 2009, MIA, which was founded in 1974, and its subsidiary organizations, including Madison, managed approximately [$15] billion in assets, including open-end mutual funds, closed-end funds, separately managed accounts and wrap accounts. Madison is responsible for the day-to-day administration of the funds’ activities. Investment decisions regarding each of the funds can be influenced in various manners by a number of individuals. Generally, all management decisions are the ultimate responsibility of Madison’s Investment Strategy Committee. This committee is comprised of top officers and managers of Madison and MIA. Madison shares personnel and resources with MIA.

As payment for its services as the investment adviser, Madison receives a management fee based upon the average daily net assets of each fund, which is computed and accrued daily and paid monthly, at the following annual rates: 0.20% for the Conservative, Moderate and Aggressive Allocation Funds, 0.40% for the Cash Reserves Fund, 0.50% for the Bond Fund, 0.55% for the High Income Fund, 0.65% for the Diversified Income Fund, 0.85% for the Equity Income Fund, 0.55% for the Large Cap Value Fund, 0.75% for the Large Cap Growth Fund, 0.75% for the Mid Cap Fund, 1.00% for the Small Cap Fund, and 1.05% for the International Stock Fund. Except for the Target Allocation Funds, each fund’s management fee will be reduced by 0.05% on assets exceeding $500 million, and by another 0.05% on assets exceeding $1 billion.

Under a separate services agreement, Madison provides or arranges for each fund to have all of the necessary operational and support services it needs for a fee. These fees are computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each fund as follows: 0.25% for each of the Conservative, Moderate and Aggressive Allocation Funds; 0.15% for the Cash Reserves Fund; 0.15% for the Bond Fund; 0.20% for the High Income Fund; 0.20% for the Diversified Income Fund; 0.15% for the Equity Income Fund; 0.36% for the Large Cap Value Fund; 0.20% for the Large Cap Growth Fund; 0.40% for the Mid Cap Fund; 0.25% for the Small Cap Fund; and 0.30% for the International Stock Fund. While the funds pay the expenses of the funds’ independent trustees and independent auditors directly, these expenses come out of the service fee so that they do not represent an additional expense to the funds above and beyond the service fee.

Madison currently manages the assets of all of the funds using a “manager of managers” approach under which Madison may manage some or all of the funds’ assets and may allocate some or all of the funds’ assets among one or more specialist subadvisers. Madison selects subadvisers based on a continuing quantitative and qualitative evaluation of their abilities in managing assets pursuant to a particular investment style. While superior performance is the ultimate goal, short-term performance by itself will not be a significant factor in selecting or terminating subadvisers, and Madison does not expect frequent changes in subadvisers. Madison compensates subadvisers out of its own assets.

Madison monitors the performance of each subadviser to the extent it deems appropriate to achieve a fund’s investment objective, reallocates fund assets among its own portfolio management team and individual subadvisers or recommends to the Board of Trustees that a fund employ or terminate particular subadvisers. MEMBERS Mutual Funds and Madison received an exemptive order from the SEC that permits the Board to appoint or change subadvisers without shareholder approval. If there is a change in subadvisers, you will receive an “information statement” within 90 days after the date of the change. The statement will provide you with relevant information about the reason for the change and information about any new subadvisers.

A discussion regarding the basis for the approval of the funds’ investment advisory contracts by the Board of Trustees is contained in the funds’ semi-annual report to shareholders for the period ended April 30, 2009.

PORTFOLIO MANAGEMENT

Madison Asset Management, LLC

Madison manages the assets of the funds set forth below without the assistance of a subadviser. On a day-to-day basis, the funds are generally managed by members of the applicable equity or fixed income management teams at the firm. The following individuals are primarily responsible for the day-to-day management of these funds:

Target Allocation Funds. The Target Allocation Funds are co-managed by David Hottmann, CPA and CFA, and Patrick Ryan, CIMA. Mr. Hottmann, Portfolio Manager of Madison, has co-managed the funds since September 2009, which is when he joined Madison as a senior member of the firm’s asset allocation management team. Prior to joining the firm, Mr. Hottmann had been the Chief Investment Officer at ACS Johnson Investment Advisors, his employer since 1999. Mr. Ryan, Portfolio Manager of Madison, has co-managed the funds since January 2008. Prior to joining Madison in July 2009, Mr. Ryan was a Senior Analyst at MEMBERS Capital Advisors, Inc. (“MCA”), the former investment adviser to the funds. While at MCA, Mr. Ryan had been responsible for conducting manager research and due diligence for MCA’s managed accounts products since 2004.

Bond Fund. The Bond Fund is co-managed by Dean “Jack” Call, DBA and CFA, and Paul Lefurgey, CFA. Mr. Call, Portfolio Manager of Madison, has managed the fund since 2004. Prior to joining Madison in July 2009, Mr. Call had been a Managing Director and Portfolio Manager—Fixed Income of MCA since 2004. Mr. Call has been active in fixed income investing since 1982 and has over 25 years of experience in a number of investment activities. Mr. Lefurgey, Portfolio Manager of Madison, has co-managed the fund with Mr. Call since July 2009. Mr. Lefurgey is a Managing Director of MIA and a senior member of the firm’s fixed income team. Prior to joining MIA in 2005, Mr. Lefurgey had been the head of fixed income management at MCA since 2003.

Diversified Income Fund. The Diversified Income Fund is co-managed by John Brown, CFA, and Dean “Jack” Call, DBA and CFA. Mr. Brown, Portfolio Manager of Madison, has co-managed the fund since 1998. Prior to joining Madison in July 2009, Mr. Brown had been a Managing Director and Portfolio Manager—Equities of MCA since 1998. Mr. Call, whose biographical data is provided above, has co-managed the fund since 2004.

Large Cap Value Fund. The Large Cap Value Fund is co-managed by John Brown, CFA, and Dan Julie, CPA and CFA. Mr. Brown, whose biographical data is provided above, has co-managed the fund since July 2009. Mr. Julie, Portfolio Manager of Madison, has co-managed the fund since March 2010. Prior to joining Madison in July 2009, Mr. Julie had been a Managing Director of MCA since June 1993.

Large Cap Growth Fund. The Large Cap Growth Fund is co-managed by Bruce Ebel, CFA, CIC and CFP(R), and Dave Halford, CPA and CFA. Mr. Ebel, Portfolio Manager of Madison, has managed the fund since 2005. Prior to joining Madison in July 2009, Mr. Ebel had been a Managing Director and Portfolio Manager—Equities of MCA since 2005. Mr. Ebel’s investment management experience spans more than 25 years and includes serving as Managing Director at LIFEPOINT Financial Consultants, Inc. (2003-2005) and Senior Vice President and equity portfolio manager at State Street Research (1999-2003). Mr. Halford, Portfolio Manager of Madison, has co-managed the fund with Mr. Ebel since July 2009. Mr. Halford is a Vice President of MIA and a member of the firm’s equity management team, specializing in technology and telecommunication stocks. Prior to joining MIA in 2000, Mr. Halford was an equity portfolio manager for the Wisconsin Alumni Research Foundation.

Mid Cap Fund. The Mid Cap Fund is co-managed by Richard Eisinger and Matt Hayner, CFA. Mr. Eisinger, Portfolio Manager of Madison, has co-managed the fund since March 2010. Mr. Eisinger is a Managing Director of MIA and a senior member of the firm’s equity management team. He has had primary responsibilities on mid-cap equity management for the firm since he joined MIA in 1998. Mr. Hayner, Portfolio Manager of Madison, has co-managed the fund since March 2010. Mr. Hayner, who joined MIA in 2002, is a Vice President of the firm.

Shenkman Capital Management, Inc.

Madison has delegated the day-to-day management of the following fund to Shenkman Capital Management, Inc. (“SCM”) 461 Fifth Avenue, 22nd Floor, New York, New York 10017. SCM is independently owned by employees and directors and focuses exclusively on managing high yield assets. SCM manages assets for institutional, endowment, ERISA, foundation and public pension accounts. As of December 31, 2009, SCM managed approximately $10 billion in assets, which included investment advisory services for three other registered investment companies having aggregate assets of approximately $1.4 billion.

High Income Fund. The High Income Fund is co-managed by Mark Shenkman, Frank Whitley and Mark Flanagan, CPA and CFA. Mr. Shenkman has been the President and Chief Investment Officer of SCM since he founded the company in 1985. Mr. Whitley, Executive Vice President and Senior Portfolio Manager of SCM, joined the firm in 1988 and became a portfolio manager in 1994. Mr. Flanagan, Executive Vice President and Portfolio Manager of SCM, joined the firm in 1992 and became a portfolio manager in 2002. Messrs. Shenkman, Whitley and Flanagan have co-managed the fund since February 2005.

Wellington Management Company, LLP

Madison has delegated the day-to-day management of the following fund to Wellington Management Company, LLP (“Wellington Management”). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2009, Wellington Management had investment management authority with respect to approximately [$XXX billion] in assets (this figure does not include agency mortgage-backed security pass-through accounts managed for the Federal Reserve).

Small Cap Fund. The Small Cap Fund is managed by Timothy McCormack, CFA. Mr. McCormack, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as the portfolio manager of the fund since July 2008, and has been involved in portfolio management and securities analysis for the fund since 2006. Mr. McCormack joined Wellington Management as an investment professional in 2000. Shaun Pedersen, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2006. Mr. Pedersen joined Wellington Management as an investment professional in 2004.

Lazard Asset Management LLC

Madison has delegated the day-to-day management of the following fund to Lazard Asset Management LLC (“Lazard”), 30 Rockefeller Plaza, 59th Floor, New York, New York 10112. Lazard began managing separate account international equity portfolios in 1985. Lazard employs over 100 global investment professionals, with smaller teams responsible for portfolio construction. Lazard is a New York-based subsidiary of Lazard Frères & Co. LLC (“LF & Co.”), a New York limited liability company. Lazard provides its institutional and private clients with a wide variety of investment banking, brokerage management and related services. LF & Co. established Lazard as its investment management division and registered it with the SEC as an investment adviser on May 1, 1970. Investment management services are also provided by Lazard Asset Management Limited, based in London, Lazard Asset Management (Deutschland) GmbH, based in Frankfurt, Lazard Asset Management Italy, based in Milan, Lazard Japan Asset Management KK, based in Tokyo, and Lazard Asset Management Pacific Co., based in Sydney, all of which are controlled by Lazard. Investment research is undertaken on a global basis utilizing the global investment team members worldwide. Net assets under management of Lazard were [$107.9 billion] as of December 31, 2009. Portfolio managers at Lazard manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his or her peers, and for clients to receive the firm’s best thinking, not that of a single portfolio manager. Lazard manages all like-investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

International Stock Fund. The International Stock Fund is co-managed by John Reinsberg, Michael Bennett, CPA, Michael Fry, and Michael Powers. Mr. Reinsberg is Deputy Chairman of Lazard responsible for international and global products. He also oversees the day-to-day operations of Lazard’s international equity investment team. He began working in the investment field in 1981. Prior to joining Lazard in 1992, Mr. Reinsberg served as Executive Vice President of General Electric Investment Corporation and Trustee of the General Electric Pension Trust. His other past affiliations include Jardine Matheson (Hong Kong) and Hill & Knowlton, Inc. Michael Bennett is a Managing Director of Lazard and a portfolio manager for the International Equity, International Equity Select, European Equity Select, and Global Equity teams. He began working in the investment field in 1987. Prior to joining Lazard in 1992, Mr. Bennett served as an international equity analyst with General Electric Investment Corporation. Previously he was with Keith Lippert Associates and Arthur Andersen & Company. Michael Fry is a Managing Director and portfolio manager within Lazard Asset Management Limited in London. Prior to joining the firm in 2005, Mr. Fry held several positions at UBS Global Asset Management, including lead portfolio manager and Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities. Mr. Fry began working in the investment field in 1987. Michael Powers is a Managing Director of Lazard and a Portfolio Manager on the Global Equity and International Equity portfolio teams. He began working in the investment field in 1990 when he joined Lazard. Messrs. Reinsberg, Bennett, Fry and Powers have co-managed the fund since ___________.

Information regarding the portfolio managers’ compensation, their ownership of securities in the funds and the other accounts they manage can be found in the SAI.

FINANCIAL HIGHLIGHTS

The financial highlights table that follows is intended to help you understand the funds’ financial performance for the past five years (or since inception of the fund if less than five years). Certain information reflects financial results for a single fund share outstanding for the period presented. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and distributions. The financial highlights for each of the five years ended October 31, 2009, have been audited by Deloitte & Touche LLP, whose report, along with the funds’ financial statements, is incorporated by reference in the SAI and included in the annual report, each of which is available upon request.

Financial Highlights for a Share of Beneficial Interest Outstanding

CONSERVATIVE ALLOCATION FUND
	Year Ended October 31,			Inception to 10/31/06[1]
	2009	2008	2007
CLASS A
Net Asset Value at beginning of period	$8.53	$11.13	$10.53	$10.00
Income from Investment Operations:
Net investment income	0.24	0.28	0.24	0.05
Net realized and unrealized gain (loss) on investments	0.98	(2.58)	0.49	0.48
Total from investment operations	1.22	(2.30)	0.73	0.53
Less Distributions:
Distributions from net investment income	(0.41)	(0.27)	(0.12)	–
Distributions from capital gains	-	(0.03)	(0.01)	–
Total distributions	(0.41)	(0.30)	(0.13)	–
Net increase (decrease) in net asset value	0.81	(2.60)	0.60	0.53
Net Asset Value at end of period	$9.34	$8.53	$11.13	$10.53
Total Return (%)[2]	14.91	(21.19)	6.94	5.30[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$27,225	$19,753	$16,003	$3,031
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.92	1.14	1.79	10.53[4]
After reimbursement of expenses by Adviser (%)	0.70	0.70	0.70	0.70[4]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.80	2.75	3.00	2.78[4]
Portfolio Turnover (%)[5]	38	90	39	26[3]
CLASS B
Net Asset Value at beginning of period	$8.48	$11.07	$10.51	$10.00
Income from Investment Operations:
Net investment income	0.18	0.18	0.17	0.02
Net realized and unrealized gain (loss) on investments	0.98	(2.55)	0.48	0.49
Total from investment operations	1.16	(2.37)	0.65	0.51
Less Distributions:
Distributions from net investment income	(0.30)	(0.19)	(0.08)	–
Distributions from capital gains	–	(0.03)	(0.01)	–
Total distributions	(0.30)	(0.22)	(0.09)	–
Net increase (decrease) in net asset value	0.86	(2.59)	0.56	0.51
Net Asset Value at end of period	$9.34	$8.48	$11.07	$10.51
Total Return (%)[2]	14.09	(21.82)	6.16	5.10[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$6,287	$5,506	$4,173	$ 622
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.68	1.89	2.53	10.21[4]
After reimbursement of expenses by Adviser (%)	1.45	1.45	1.45	1.45[4]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.16	2.01	2.01	2.20[4]
Portfolio Turnover (%)[5]	38	90	39	26[3]

[1]	Commenced investment operations June 30, 2006.
[2]	Total return without applicable sales charge.
[3]	Not annualized.
[4]	Annualized.
[5]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

Financial Highlights for a Share of Beneficial Interest Outstanding

CONSERVATIVE ALLOCATION FUND
	Year Ended October 31,	Inception to 10/31/08[2]
	2009
CLASS C
Net Asset Value at beginning of period	$8.48	$10.47
Income from Investment Operations:
Net investment income	0.16	0.03
Net realized and unrealized gain (loss) on investments	1.01	(2.02)
Total from investment operations	1.17	(1.99)
Less Distributions:
Distributions from net investment income	(0.30)	–
Total distributions	(0.30)	–
Net increase (decrease) in net asset value	0.87	(1.99)
Net Asset Value at end of period	$9.35	$8.48
Total Return (%)[3]	14.21	(19.01)[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$3,412	$2,198
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.87	2.67[5]
After reimbursement of expenses by Adviser (%)	1.45	1.45[5]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.03	0.60[5]
Portfolio Turnover (%)[7]	38	90[4]

MODERATE ALLOCATION FUND
	Year Ended October 31,			Inception to 10/31/06[1]
	2009	2008	2007
CLASS A
Net Asset Value at beginning of period	$7.84	$11.82	$10.65	$10.00
Income from Investment Operations:
Net investment income	0.15	0.16	0.17	0.02
Net realized and unrealized gain (loss) on investments	0.93	(3.88)	0.12	0.63
Total from investment operations	1.08	(3.72)	1.29	0.65
Less Distributions:
Distributions from net investment income	(0.15)	(0.18)	(0.12)	–
Distributions from capital gains	–	(0.08)	(0.00)[6]	–
Total distributions	(0.15)	(0.26)	(0.12)	–
Net increase (decrease) in net asset value	0.93	(3.98)	1.17	0.65
Net Asset Value at end of period	$8.77	$7.84	$11.82	$10.65
Total Return (%)[3]	14.12	(32.18)	12.26	6.50[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$64,631	$50,326	$56,312	$8,762
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.78	0.79	0.89	4.73[5]
After reimbursement of expenses by Adviser (%)	0.70	0.70	0.70	0.70[5]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.93	1.41	1.45	1.34[5]
Portfolio Turnover (%)[7]	30	83	21	11[4]

[1]	Commenced investment operations June 30, 2006.	[5]	Annualized.
[2]	Commenced investment operations February 29, 2008.	[6]	Amounts represent less than $0.005 per share.
[3]	Total return without applicable sales charge.	[7]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
[4]	Not annualized.

Financial Highlights for a Share of Beneficial Interest Outstanding

MODERATE ALLOCATION FUND
	Year Ended October 31,			Inception to 10/31/06[1]
	2009	2008	2007
CLASS B
Net Asset Value at beginning of period	$7.80	$11.75	$10.63	$10.00
Income from Investment Operations:
Net investment income	0.10	0.06	0.09	0.01
Net realized and unrealized gain (loss) on investments	0.92	(3.84)	1.11	0.62
Total from investment operations	1.02	(3.78)	1.20	0.63
Less Distributions:
Distributions from net investment income	(0.10)	(0.09)	(0.08)	–
Distributions from capital gains	–	(0.08)	–	–
Total distributions	(0.10)	(0.17)	(0.08)	–
Net increase (decrease) in net asset value	0.92	(3.95)	1.12	0.63
Net Asset Value at end of period	$8.72	$7.80	$11.75	$10.63
Total Return (%)[3]	13.20	(32.64)	11.38	6.30[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$20,221	$17,728	$19,825	$3,289
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.53	1.54	1.64	4.71[5]
After reimbursement of expenses by Adviser (%)	1.45	1.45	1.45	1.45[5]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.26	0.66	0.63	0.67[5]
Portfolio Turnover (%)[6]	30	83	21	11[4]

	Year Ended October 31,	Inception to 10/31/08[2]
	2009
CLASS C
Net Asset Value at beginning of period	$7.80	$10.61
Income from Investment Operations:
Net investment income	0.09	0.02
Net realized and unrealized gain (loss) on investments	0.93	(2.83)
Total from investment operations	1.02	(2.81)
Less Distributions:
Distributions from net investment income	(0.10)	–
Distributions from capital gains	–	–
Total distributions	(0.10)	–
Net increase (decrease) in net asset value	0.92	(2.81)
Net Asset Value at end of period	$8.72	$7.80
Total Return (%)[3]	13.20	(26.48)[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$3,094	$2,149
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.74	2.38[5]
After reimbursement of expenses by Adviser (%)	1.45	1.45[5]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.98	0.39[5]
Portfolio Turnover (%)[6]	30	83[4]

[1]	Commenced investment operations June 30, 2006.
[2]	Commenced investment operations February 29, 2008.
[3]	Total return without applicable sales charge.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

Financial Highlights for a Share of Beneficial Interest Outstanding

AGGRESSIVE ALLOCATION FUND
	Year Ended October 31,			Inception to 10/31/06[1]
	2009	2008	2007
CLASS A
Net Asset Value at beginning of period	$7.16	$12.53	$10.76	$10.00
Income from Investment Operations:
Net investment income	0.08	0.04	0.09	(0.01)
Net realized and unrealized gain (loss) on investments	0.92	(5.18)	1.83	0.77
Total from investment operations	1.00	(5.14)	1.92	0.76
Less Distributions:
Distributions from net investment income	(0.04)	(0.13)	(0.15)	–
Distributions from capital gains	–	(0.10)	–	–
Total distributions	(0.04)	(0.23)	(0.15)	–
Net increase (decrease) in net asset value	0.96	(5.37)	1.77	0.76
Net Asset Value at end of period	$8.12	$7.16	$12.53	$10.76
Total Return (%)[2]	14.00	(41.73)	18.00	7.60[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$21,855	$14,975	$18,824	$2,675
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.11	1.25	1.62	10.14[4]
After reimbursement of expenses by Adviser (%)	0.70	0.70	0.70	0.70[4]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.06	0.09	(0.33)	(0.56)[4]
Portfolio Turnover (%)[6]	17	91	24	10[3]

CLASS B
Net Asset Value at beginning of period	$7.12	$12.46	$10.74	$10.00
Income from Investment Operations:
Net investment income	0.03	(0.06)	0.00[5]	(0.01)
Net realized and unrealized gain (loss) on investments	0.90	(5.14)	1.82	0.75
Total from investment operations	0.93	(5.20)	1.82	0.74
Less Distributions:
Distributions from net investment income	–	(0.04)	(0.10)	–
Distributions from capital gains	–	(0.10)	–	–
Total distributions	–	(0.14)	(0.10)	–
Net increase (decrease) in net asset value	0.93	(5.34)	1.72	0.74
Net Asset Value at end of period	$8.05	$7.12	$12.46	$10.74
Total Return (%)[2]	13.06	(42.17)	17.11	7.40[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$7,518	$6,050	$7,234	$1,164
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.88	2.00	2.38	10.07[4]
After reimbursement of expenses by Adviser (%)	1.45	1.45	1.45	1.45[4]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.44	(0.73)	(1.06)	(1.28)[4]
Portfolio Turnover (%)[6]	17	90	24	10[3]

[1]	Commenced investment operations June 30, 2006.
[2]	Total return without applicable sales charge.
[3]	Not annualized.
[4]	Annualized.
[5]	Amounts represent less than $0.005 per share.
[6]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

Financial Highlights for a Share of Beneficial Interest Outstanding

AGGRESSIVE ALLOCATION FUND
	Year Ended October 31,	Inception to 10/31/08[1]
	2009
CLASS C
Net Asset Value at beginning of period	$7.12	$10.70
Income from Investment Operations:
Net investment income	0.01	(0.06)
Net realized and unrealized gain (loss) on investments	0.93	(3.52)
Total from investment operations	0.94	(3.58)
Net increase (decrease) in net asset value	0.94	(3.58)
Net Asset Value at end of period	$8.06	$7.12
Total Return (%)[2]	13.20	(33.46)[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$470	$ 229
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	3.72	7.84[4]
After reimbursement of expenses by Adviser (%)	1.45	1.45[4]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.28	(1.23)[4]
Portfolio Turnover (%)[6]	17	91[3]

CASH RESERVES FUND
	Year Ended October 31,
	2009	2008	2007	2006	2005
CLASS A
Net Asset Value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income	0.00[5]	0.02	0.05	0.04	0.02
Total from investment operations	0.00[5]	0.02	0.05	0.04	0.02
Less Distributions:
Distributions from net investment income	(0.00)[5]	(0.02)	(0.05)	(0.04)	(0.02)
Total distributions	(0.00)[5]	(0.02)	(0.05)	(0.04)	(0.02)
Net increase (decrease) in net asset value	(0.00)[5]	–	–	–	–
Net Asset Value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)[2]	0.07	2.26	4.73	4.27	2.33
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$13,690	$15,339	$12,494	$10,989	$11,243
Ratios of expenses to average net assets:
Before reimbursement and waiver of expenses by Adviser (%)	0.80	1.02	1.09	1.09	0.98
After reimbursement and waiver of expenses by Adviser (%)	0.33[7]	0.55	0.55	0.55	0.55
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.07[7]	2.16	4.64	4.13	2.30

[1]	Commenced investment operations February 29, 2008.
[2]	Total return without applicable sales charge.
[3]	Not annualized.
[4]	Annualized.
[5]	Amounts represent less than $0.005 per share.
[6]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
[7]	Ratio is net of fees waived by the adviser and distributor.

Financial Highlights for a Share of Beneficial Interest Outstanding

CASH RESERVES FUND
	Year Ended October 31,
	2009	2008	2007	2006	2005
CLASS B
Net Asset Value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income	0.00[7]	0.01	0.04	0.03	0.02
Total from investment operations	0.00[7]	0.01	0.04	0.03	0.02
Less Distributions:
Distributions from net investment income	(0.00)[7]	(0.01)	(0.04)	(0.03)	(0.02)
Total distributions	(0.00)[7]	(0.01)	(0.04)	(0.03)	(0.02)
Net increase (decrease) in net asset value	(0.00)[7]	–	–	–	–
Net Asset Value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)[3]	0.01	1.50	3.94	3.48	1.57
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$3,250	$4,655	$2,779	$4,242	$6,105
Ratios of expenses to average net assets:
Before reimbursement and waiver of expenses by Adviser (%)	1.56	1.77	1.84	1.84	1.73
After reimbursement and waiver of expenses by Adviser (%)	0.40[8]	1.30	1.30	1.30	1.30
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.01[8]	1.32	3.88	3.37	1.49

	For the Period Ended 6/14/07[1]	Inception to 10/31/06[2]

CLASS Y
Net Asset Value at beginning of period	$1.00	$1.00
Income from Investment Operations:
Net investment income	0.03	0.02
Total from investment operations	0.03	0.02
Less Distributions:
Distributions from net investment income	(0.03)	(0.02)
Total distributions	(0.03)	(0.02)
Net increase (decrease) in net asset value	0.00	0.00
Net Asset Value at end of period	$1.00	$1.00
Total Return (%)[3]	N/A	1.57[5]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$–	$2,746
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.00[6]	1.35[6]
After reimbursement of expenses by Adviser (%)	0.55[6]	0.55[6]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	4.62[6]	4.75[6]

[1]	Cash Reserves Fund Class Y shares were liquidated June 14, 2007.
[2]	Commenced investment operations June 30, 2006.
[3]	Total return without applicable sales charge.
[4]	Amount includes fees waived by distributor.
[5]	Not annualized.
[6]	Annualized.
[7]	Amounts represent less than $0.005 per share.
[8]	Ratio is net of fees waived by the adviser and distributor.

Financial Highlights for a Share of Beneficial Interest Outstanding

BOND FUND
	Year Ended October 31,
	2009	2008	2007	2006	2005
CLASS A
Net Asset Value at beginning of period	$9.48	$9.78	$9.88	$9.85	$10.17
Income from Investment Operations:
Net investment income	0.30	0.39	0.43	0.42	0.39
Net realized and unrealized gain (loss) on investments	0.63	(0.30)	(0.10)	0.03	(0.31)
Total from investment operations	0.93	0.09	0.33	0.45	0.08
Less Distributions:
Distributions from net investment income	(0.30)	(0.39)	(0.36)	(0.42)	(0.40)
Return of capital	–	–	(0.07)	–	–
Total distributions	(0.30)	(0.39)	(0.43)	(0.42)	(0.40)
Net increase (decrease) in net asset value	0.63	(0.30)	(0.10)	0.03	(0.32)
Net Asset Value at end of period	$10.11	$9.48	$9.78	$9.88	$9.85
Total Return (%)[1]	9.91	0.89	3.42	4.70	0.74
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$44,099	$37,882	$55,271	$59,646	$61,942
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.94	1.02	1.08	1.08	1.07
After reimbursement of expenses by Adviser (%)	0.90	0.90	0.90	0.90	0.90
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	3.04	4.05	4.40	4.27	3.82
Portfolio Turnover[2]	37	22	40	33	43

CLASS B
Net Asset Value at beginning of period	$9.48	$9.78	$9.88	$9.85	$10.17
Income from Investment Operations:
Net investment income	0.23	0.32	0.35	0.35	0.31
Net realized and unrealized gain (loss) on investments	0.64	(0.30)	(0.10)	0.03	(0.31)
Total from investment operations	0.87	0.02	0.25	0.38	–
Less Distributions:
Distributions from net investment income	(0.23)	(0.32)	(0.29)	(0.35)	(0.32)
Return of capital	–	–	(0.06)	–	–
Total distributions	(0.23)	(0.32)	(0.35)	(0.35)	(0.32)
Net increase (decrease) in net asset value	0.64	(0.30)	(0.10)	0.03	(0.32)
Net Asset Value at end of period	$10.12	$9.48	$9.78	$9.88	$9.85
Total Return (%)[1]	9.20	0.13	2.64	3.91	(0.01)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$9,363	$15,941	$26,507	$37,233	$47,588
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.69	1.77	1.83	1.83	1.82
After reimbursement of expenses by Adviser (%)	1.65	1.65	1.65	1.65	1.65
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.37	3.29	3.65	3.51	3.08
Portfolio Turnover[2]	37	22	40	33	43

[1]	Total return without applicable sales charge.
[2]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

Financial Highlights for a Share of Beneficial Interest Outstanding

BOND FUND
	Year Ended October 31,			Inception to 10/31/06[1]
	2009	2008	2007
CLASS Y
Net Asset Value at beginning of period	$9.47	$9.77	$9.88	$9.61
Income from Investment Operations:
Net investment income	0.32	0.42	0.45	0.15
Net realized and unrealized gain (loss) on investments	0.64	(0.30)	(0.11)	0.27
Total from investment operations	0.96	0.12	0.34	0.42
Less Distributions:
Distributions from net investment income	(0.32)	(0.42)	(0.38)	(0.15)
Return of capital	–	–	(0.07)	–
Total distributions	(0.32)	(0.42)	(0.45)	(0.15)
Net increase (decrease) in net asset value	0.64	(0.30)	(0.11)	0.27
Net Asset Value at end of period	$10.11	$9.47	$9.77	$9.88
Total Return (%)[2]	10.30	1.14	3.58	4.39[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$147,145	$105,043	$34,542	$6,141
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.69	0.76	0.82	0.89[4]
After reimbursement of expenses by Adviser (%)	0.65	0.65	0.65	0.65[4]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	3.28	4.23	4.69	4.67[4]
Portfolio Turnover[6]	37	22[3]	40	33[3]

HIGH INCOME FUND
	Year Ended October 31,
	2009	2008	2007	2006	2005
CLASS A
Net Asset Value at beginning of period	$5.57	$7.29	$7.36	$7.29	$7.56
Income from Investment Operations:
Net investment income	0.46	0.47	0.53	0.52	0.49
Net realized and unrealized gain (loss) on investments	1.09	(1.65)	(0.08)	0.07	(0.28)
Total from investment operations	1.55	(1.18)	0.45	0.59	0.21
Less Distributions:
Distributions from net investment income	(0.46)	(0.54)	(0.52)	(0.52)	(0.48)
Total distributions	(0.46)	(0.54)	(0.52)	(0.52)	(0.48)
Net increase (decrease) in net asset value	1.09	(1.72)	(0.07)	0.07	(0.27)
Net Asset Value at end of period	$6.66	$5.57	$7.29	$7.36	$7.29
Total Return (%)[2]	28.98	(17.24)	6.31	8.33	2.85
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$25,684	$17,818	$35,610	$36,281	$43,872
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.05	1.14	1.21	1.22	1.23
After reimbursement of expenses by Adviser (%)	1.00	1.00	1.00	1.00	1.00
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	7.78	6.77	7.10	6.98	6.50
Portfolio Turnover[6]	73	59	74	67	81[5]

[1]	Commenced investment operations June 30, 2006.
[2]	Total return without applicable sales charge.
[3]	Not annualized.
[4]	Annualized.
[5]	Reflects subadviser change as of February 28, 2005.
[6]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

Financial Highlights for a Share of Beneficial Interest Outstanding

HIGH INCOME FUND
	Year Ended October 31,
	2009	2008	2007	2006	2005
CLASS B
Net Asset Value at beginning of period
Income from Investment Operations:	$5.63	$7.32	$7.39	$7.31	$7.58
Net investment income
Net realized and unrealized gain (loss) on investments	0.44	0.45	0.49	0.47	0.43
Total from investment operations	1.09	(1.70)	(0.09)	0.07	(0.28)
Less Distributions:	1.53	(1.25)	0.40	0.54	0.15
Distributions from net investment income
Return of capital	(0.42)	(0.44)	(0.47)	(0.46)	(0.42)
Total distributions	(0.42)	(0.44)	(0.47)	(0.46)	(0.42)
Net increase (decrease) in net asset value	1.11	(1.69)	(0.07)	0.08	(0.27)
Net Asset Value at end of period	$6.74	$5.63	$7.32	$7.39	$7.31
Total Return (%)[2]	28.08	(17.93)	5.50	7.64	2.06
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$4,711	$5,833	$12,255	$17,099	$21,255
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.81	1.90	1.96	1.97	1.98
After reimbursement of expenses by Adviser (%)	1.75	1.75	1.75	1.75	1.75
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	7.01	6.04	6.37	6.24	5.75
Portfolio Turnover[6]	73	59	74	67	81[5]

	Year Ended October 31,			Inception to 10/31/06[1]
	2009	2008	2007
CLASS Y
Net Asset Value at beginning of period	$5.56	$7.30	$7.36	$7.21
Income from Investment Operations:
Net investment income	0.47	0.48	0.51	0.16
Net realized and unrealized gain (loss) on investments	1.10	(1.65)	(0.03)	0.17
Total from investment operations	1.57	(1.17)	0.48	0.33
Less Distributions:
Distributions from net investment income	(0.48)	(0.57)	(0.54)	(0.18)
Total distributions	(0.48)	(0.57)	(0.54)	(0.18)
Net increase (decrease) in net asset value	1.09	(1.74)	(0.06)	0.15
Net Asset Value at end of period	$6.65	$5.56	$7.30	$7.36
Total Return (%)[2]	29.35	(17.09)	6.72	4.59[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$80,394	$33,127	$21,115	$2,637
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.80	0.89	0.94	1.06[4]
After reimbursement of expenses by Adviser (%)	0.75	0.75	0.75	0.75[4]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	8.04	7.03	7.43	7.33[4]
Portfolio Turnover[6]	73	59	74	67[3]

[1]	Commenced investment operations June 30, 2006.
[2]	Total return without applicable sales charge.
[3]	Not annualized.
[4]	Annualized.
[5]	Reflects subadviser change as of February 28, 2005.
[6]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

Financial Highlights for a Share of Beneficial Interest Outstanding

DIVERSIFIED INCOME FUND
	Year Ended October 31,
	2009	2008	2007	2006	2005
CLASS A
Net Asset Value at beginning of period	$9.92	$13.24	$13.20	$12.25	$11.81
Income from Investment Operations:
Net investment income	0.38	0.45	0.49	0.26	0.24
Net realized and unrealized gain (loss) on investments	0.28	(2.30)	0.27	0.95	0.44
Total from investment operations	0.66	(1.85)	0.76	1.21	0.68
Less Distributions:
Distributions from net investment income	(0.41)	(0.47)	(0.49)	(0.26)	(0.24)
Distributions from capital gains	–	(1.00)	(0.23)	–	–
Total distributions	(0.41)	(1.47)	(0.72)	(0.26)	(0.24)
Net increase (decrease) in net asset value	0.25	(3.32)	0.04	0.95	0.44
Net Asset Value at end of period	$10.17	$9.92	$13.24	$13.20	$12.25
Total Return (%)[1]	7.07	(15.39)	5.95	9.97	5.74
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$71,014	$70,095	$90,254	$91,339	$107,457
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.27	1.29	1.25	1.21	1.21
After reimbursement of expenses by Adviser (%)	1.10	1.10	1.10	1.10	1.10
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	3.98	3.94	3.73	2.01	1.88
Portfolio Turnover[2]	28	15	62	62	34

CLASS B
Net Asset Value at beginning of period	$9.96	$13.25	$13.22	$12.26	$11.82
Income from Investment Operations:
Net investment income	0.32	0.39	0.40	0.16	0.14
Net realized and unrealized gain (loss) on investments	0.28	(2.34)	0.26	0.96	0.44
Total from investment operations	0.60	(1.95)	0.66	1.12	0.58
Less Distributions:
Distributions from net investment income	(0.34)	(0.34)	(0.40)	(0.16)	(0.14)
Distributions from capital gains	–	(1.00)	(0.23)	–	–
Total distributions	(0.34)	(1.34)	(0.63)	(0.16)	(0.14)
Net increase (decrease) in net asset value	0.26	(3.29)	0.03	0.96	0.44
Net Asset Value at end of period	$10.22	$9.96	$13.25	$13.22	$12.26
Total Return (%)[1]	6.24	(16.01)	5.09	9.23	4.94
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$18,322	$28,156	$57,581	$80,486	$98,258
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	2.04	2.04	2.00	1.96	1.96
After reimbursement of expenses by Adviser (%)	1.85	1.85	1.85	1.85	1.85
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	3.33	3.18	2.99	1.27	1.15
Portfolio Turnover[2]	28	15	62	62	34
[1]	Total return without applicable sales charge.
[2]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

Financial Highlights for a Share of Beneficial Interest Outstanding

LARGE CAP VALUE FUND
	Year Ended October 31,
	2009	2008	2007	2006	2005
CLASS A
Net Asset Value at beginning of period	$10.60	$16.91	$15.47	$13.20	$12.19
Income from Investment Operations:
Net investment income	0.20	0.28	0.22	0.22	0.16
Net realized and unrealized gain (loss) on investments	(0.01)	(6.30)	1.45	2.23	1.00
Total from investment operations	0.19	(6.02)	1.67	2.45	1.16
Less Distributions:
Distributions from net investment income	(0.22)	(0.19)	(0.23)	(0.18)	(0.15)
Distributions from capital gains	–	(0.10)	–	–	–
Total distributions	(0.22)	(0.29)	(0.23)	(0.18)	(0.15)
Net increase (decrease) in net asset value	(0.03)	(6.31)	1.44	2.27	1.01
Net Asset Value at end of period	$10.57	$10.60	$16.91	$15.47	$13.20
Total Return (%)[1]	2.08	(36.17)	10.88	18.75	9.56
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$54,242	$58,075	$116,358	$113,441	$103,765
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.19	1.16	1.13	1.16	1.17
After reimbursement of expenses by Adviser (%)	1.18	1.16	1.13	1.00	1.00
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.00	1.87	1.32	1.53	1.29
Portfolio Turnover[2]	86	55	47	45	12

CLASS B
Net Asset Value at beginning of period	$10.42	$16.61	$15.20	$12.97	$11.98
Income from Investment Operations:
Net investment income	0.19	0.27	0.16	0.15	0.09
Net realized and unrealized gain (loss) on investments	(0.08)	(6.29)	1.36	2.16	0.96
Total from investment operations	0.11	(6.02)	1.52	2.31	1.05
Less Distributions:
Distributions from net investment income	(0.15)	(0.07)	(0.11)	(0.08)	(0.06)
Distributions from capital gains	–	(0.10)	–	–	–
Total distributions	(0.15)	(0.17)	(0.11)	(0.08)	(0.06)
Net increase (decrease) in net asset value	(0.04)	(6.19)	1.41	2.23	0.99
Net Asset Value at end of period	$10.38	$10.42	$16.61	$15.20	$12.97
Total Return (%)[1]	1.23	(36.59)	10.03	17.86	8.73
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$9,637	$14,993	$43,146	$62,766	$74,028
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.95	1.91	1.89	1.90	1.92
After reimbursement of expenses by Adviser (%)	1.94	1.91	1.88	1.75	1.75
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.36	1.11	0.61	0.80	0.57
Portfolio Turnover[2]	86	55	47	45	12

[1]	Total return without applicable sales charge.
[2]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

Financial Highlights for a Share of Beneficial Interest Outstanding

LARGE CAP VALUE FUND
	Year Ended October 31,			Inception to 10/31/06[1]
	2009	2008	2007
CLASS Y
Net Asset Value at beginning of period	$10.62	$16.93	$15.48	$14.07
Income from Investment Operations:
Net investment income	0.18	0.22	0.21	0.03
Net realized and unrealized gain (loss) on investments	0.03	(6.20)	1.51	1.38
Total from investment operations	0.21	(5.98)	1.72	1.41
Less Distributions:
Distributions from net investment income	(0.25)	(0.23)	(0.27)	–
Return of capital	–	(0.10)	–	–
Total distributions	(0.25)	(0.33)	(0.27)	–
Net increase (decrease) in net asset value	(0.04)	(6.31)	1.45	1.41
Net Asset Value at end of period	$10.58	$10.62	$16.93	$15.48
Total Return (%)[2]	2.24	(35.97)	11.21	10.02[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$80,167	$54,828	$47,949	$7,169
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.93	0.91	0.87	0.96
After reimbursement of expenses by Adviser (%)	0.93	0.91	0.88	0.75
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.12	2.07	1.47	1.31[4]
Portfolio Turnover[6]	86	55	47	45[3]

LARGE CAP GROWTH FUND
	Year Ended October 31,
	2009	2008	2007	2006	2005
CLASS A
Net Asset Value at beginning of period	$11.07	$17.39	$14.70	$13.72	$12.87
Income from Investment Operations:
Net investment income	0.05	0.03	(0.00)[5]	0.00[5]	0.08
Net realized and unrealized gain (loss) on investments	2.05	(6.35)	2.69	1.05	0.77
Total from investment operations	2.10	(6.32)	2.69	1.05	0.85
Less Distributions:
Distributions from net investment income	(0.02)	–	–	(0.07)	(0.00)[5]
Total distributions	(0.02)	–	–	(0.07)	(0.00)[5]
Net increase (decrease) in net asset value	2.08	(6.32)	2.69	0.98	0.85
Net Asset Value at end of period	$13.15	$11.07	$17.39	$14.70	$13.72
Total Return (%)[2]	18.99	(36.34)	18.30	7.71	6.61
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$45,398	$38,538	$68,253	$65,216	$78,785
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.31	1.34	1.43	1.45	1.44
After reimbursement of expenses by Adviser (%)	1.20	1.20	1.20	1.20	1.20
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.41	0.18	(0.02)	0.09	0.62
Portfolio Turnover[6]	105	141	93	148	18

[1]	Commenced investment operations June 30, 2006.
[2]	Total return without applicable sales charge.
[3]	Not annualized.
[4]	Annualized.
[5]	Amounts represent less than $0.005 per share.
[6]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

Financial Highlights for a Share of Beneficial Interest Outstanding

LARGE CAP GROWTH FUND
	Year Ended October 31,
	2009	2008	2007	2006	2005
CLASS B
Net Asset Value at beginning of period	$10.30	$16.29	$13.88	$12.98	$12.27
Income from Investment Operations:
Net investment income	(0.02)	(0.11)	(0.13)	(0.09)	(0.01)
Net realized and unrealized gain (loss) on investments	1.88	(5.88)	2.54	0.99	0.72
Total from investment operations	1.86	(5.99)	2.41	0.90	0.71
Net increase (decrease) in net asset value	1.86	(5.99)	2.41	0.90	0.71
Net Asset Value at end of period	$12.16	$10.30	$16.29	$13.88	$12.98
Total Return (%)[2]	18.06	(36.77)	17.36	6.93	5.79
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$9,665	$13,580	$36,147	$43,975	$54,946
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	2.07	2.10	2.18	2.20	2.19
After reimbursement of expenses by Adviser (%)	1.95	1.95	1.95	1.95	1.94
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(0.30)	(0.56)	(0.76)	(0.65)	(0.09)
Portfolio Turnover[6]	105	141	93	148	18

	Year Ended October 31,			Inception to 10/31/06[1]
	2009	2008	2007
CLASS Y
Net Asset Value at beginning of period	$11.14	$17.45	$14.72	$13.71
Income from Investment Operations:
Net investment income	0.06	0.06	0.02	(0.00)[5]
Net realized and unrealized gain (loss) on investments	2.07	(6.37)	2.71	1.01
Total from investment operations	2.13	(6.31)	2.73	1.01
Less Distributions:
Distributions from net investment income	(0.04)	–	–	–
Total distributions	(0.04)	–	–	–
Net increase (decrease) in net asset value	2.09	(6.31)	2.73	1.01
Net Asset Value at end of period	$13.23	$11.14	$17.45	$14.72
Total Return (%)[2]	19.26	(36.16)	18.55	7.37[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$106,390	$70,203	$52,811	$9,939
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.06	1.09	1.16	1.30[4]
After reimbursement of expenses by Adviser (%)	0.95	0.95	0.95	0.95[4]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.63	0.45	0.19	(0.07)[4]
Portfolio Turnover[6]	105	141	93	148[3]

[1]	Commenced investment operations June 30, 2006.
[2]	Total return without applicable sales charge.
[3]	Not annualized.
[4]	Annualized.
[5]	Amounts represent less than $0.005 per share.
[6]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

Financial Highlights for a Share of Beneficial Interest Outstanding

MID CAP FUND[6]
	Year Ended October 31,
	2009	2008	2007	2006	2005
CLASS A
Net Asset Value at beginning of period	$4.08	$7.45	$6.27	$5.36	$4.83
Income from Investment Operations:
Net investment income	(0.03)	(0.04)	(0.07)	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	0.90	(3.28)	1.25	0.95	0.54
Total from investment operations	0.87	(3.32)	1.18	0.91	0.53
Less Distributions:
Distributions from capital gains	-	(0.05)	–	–	–
Total distributions	-	(0.05)	–	–	–
Net increase (decrease) in net asset value	0.87	(3.37)	1.18	0.91	0.53
Net Asset Value at end of period	$4.95	$4.08	$7.45	$6.27	$5.36
Total Return (%)[2]	21.03	(44.71)	18.82	16.98	10.97
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$17,138	$14,241	$33,459	$33,899	$32,395
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.56	1.44	1.50	1.61	1.69
After reimbursement of expenses by Adviser (%)	1.40	1.40	1.33	1.20	1.19
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(0.61)	(0.56)	(0.87)	(0.59)	(0.25)
Portfolio Turnover[5]	198	127	109	207	92

[1]	Commenced investment operations June 30, 2006.
[2]	Total return without applicable sales charge.
[3]	Not annualized.
[4]	Annualized.
[5]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
[6]	Formerly Mid Cap Growth Fund.

Financial Highlights for a Share of Beneficial Interest Outstanding

MID CAP FUND[6]
	Year Ended October 31,
	2009	2008	2007	2006	2005
CLASS B
Net Asset Value at beginning of period	$3.83	$7.04	$5.96	$5.14	$4.67
Income from Investment Operations:
Net investment income	(0.06)	(0.10)	(0.13)	(0.08)	(0.05)
Net realized and unrealized gain (loss) on investments	0.83	(3.06)	1.21	0.90	0.52
Total from investment operations	0.77	(3.16)	1.08	0.82	0.47
Less Distributions:
Distributions from capital gains	–	(0.05)	–	–	–
Total distributions	–	(0.05)	–	–	–
Net increase (decrease) in net asset value	0.77	(3.21)	1.08	0.82	0.47
Net Asset Value at end of period	$4.60	$3.83	$7.04	$5.96	$5.14
Total Return (%)[2]	20.10	(45.18)	17.92	16.15	10.06
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$4,231	$4,891	$13,598	$15,754	$14,464
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	2.32	2.19	2.25	2.35	2.44
After reimbursement of expenses by Adviser (%)	2.15	2.15	2.08	1.95	1.94
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(1.34)	(1.32)	(1.62)	(1.36)	(0.98)
Portfolio Turnover[5]	198	127	109	207	92

	Year Ended October 31,			Inception to 10/31/06[1]
	2009	2008	2007
CLASS Y
Net Asset Value at beginning of period	$4.11	$7.47	$6.27	$5.84
Income from Investment Operations:
Net investment income	(0.01)	(0.02)	(0.03)	(0.01)
Net realized and unrealized gain (loss) on investments	0.90	(3.29)	1.23	0.44
Total from investment operations	0.89	(3.31)	1.20	0.43
Less Distributions:
Distributions from capital gains	–	(0.05)	–	–
Total distributions	–	(0.05)	–	–
Net increase (decrease) in net asset value	0.89	(3.36)	1.20	0.43
Net Asset Value at end of period	$5.00	$4.11	$7.47	$6.27
Total Return (%)[2]	21.65	(44.66)	19.11	7.53[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$23,389	$17,649	$32,631	$7,830
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.30	1.19	1.22	1.47[4]
After reimbursement of expenses by Adviser (%)	1.15	1.15	1.11	0.95[4]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(0.37)	(0.27)	(0.62)	(0.58)[4]
Portfolio Turnover[5]	198	127	109	207[3]

[1]	Commenced investment operations June 30, 2006.
[2]	Total return without applicable sales charge.
[3]	Not annualized.
[4]	Annualized.
[5]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
[6]	Formerly Mid Cap Growth Fund

Financial Highlights for a Share of Beneficial Interest Outstanding

SMALL CAP FUND[7]
	Year Ended October 31,		Inception to 10/31/07[1]
	2009	2008
CLASS A
Net Asset Value at beginning of period	$7.29	$10.36	$10.00
Income from Investment Operations:
Net investment income	0.03	0.22	0.06
Net realized and unrealized gain (loss) on investments	0.94	(3.07)	0.30
Total from investment operations	0.97	(2.85)	0.36
Less Distributions:
Distributions from investment income	(0.02)	(0.05)	–
Distributions from capital gains	–	(0.17)	–
Total distributions	(0.02)	(0.22)	–
Net increase (decrease) in net asset value	0.95	(3.07)	0.36
Net Asset Value at end of period	$8.24	$7.29	$10.36
Total Return (%)[2]	13.30	(28.02)	3.60[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$1,301	$ 883	$6,098
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	2.85	2.18	2.61[4]
After reimbursement of expenses by Adviser (%)	1.50	1.50	1.50[4]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.50	0.56	0.71[4]
Portfolio Turnover[6]	21	55	14[3]

CLASS B
Net Asset Value at beginning of period	$7.24	$10.29	$10.00
Income from Investment Operations:
Net investment income	(0.02)	0.03	(0.00)[5]
Net realized and unrealized gain (loss) on investments	0.94	(2.91)	0.29
Total from investment operations	0.92	(2.88)	0.29
Redemption Fees (see Note 2)	0.02	0.02	0.00[5]
Less Distributions:
Distributions from capital gains	–	(0.17)	–
Total distributions	–	(0.17)	–
Net increase (decrease) in net asset value	0.94	(3.05)	0.29
Net Asset Value at end of period	$8.18	$7.24	$10.29
Total Return (%)[2]	12.98	(28.38)	2.90[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$100	$67	$200
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	11.03	7.88	11.24[4]
After reimbursement of expenses by Adviser (%)	2.25	2.25	2.25[4]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(0.22)	(0.19)	(0.01)[4]
Portfolio Turnover[6]	21	55	14[3]

[1]	Commenced investment operations December 27, 2006.
[2]	Total return without applicable sales charge.
[3]	Not annualized.
[4]	Annualized.
[5]	Amounts represent less than $0.005 per share.
[6]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
7	Formerly Small Cap Value Fund

Financial Highlights for a Share of Beneficial Interest Outstanding

SMALL CAP FUND[8]
	Year Ended October 31,		Inception to 10/31/07[1]
	2009	2008
CLASS Y
Net Asset Value at beginning of period	$7.31	$10.37	$9.82
Income from Investment Operations:
Net investment income	0.05	0.06	0.05
Net realized and unrealized gain (loss) on investments	0.92	(2.88)	0.50
Total from investment operations	0.97	(2.82)	0.55
Less Distributions:
Distributions from net investment income	(0.06)	(0.07)	–
Distributions from capital gains	–	(0.17)	–
Total distributions	(0.06)	(0.24)	–
Net increase (decrease) in net asset value	0.91	(3.06)	0.55
Net Asset Value at end of period	$8.22	$7.31	$10.37
Total Return (%)[3]	13.53	(27.71)	5.60[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$20,389	$13,453	$14,949
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.52	1.61	1.91[5]
After reimbursement of expenses by Adviser (%)	1.25	1.25	1.25[5]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.77	0.81	0.99[5]
Portfolio Turnover[7]	21	55	14[4]

[1]	Commenced investment operations January 9, 2007.	[5]	Annualized.
[2]	Commenced investment operations December 27, 2006.	[6]	Amounts represent less than $0.005 per share..
[3]	Total return without applicable sales charge.	[7]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period..
[4]	Not annualized.	8	Formerly Small Cap Value Fund

Financial Highlights for a Share of Beneficial Interest Outstanding

INTERNATIONAL STOCK FUND
	Year Ended October 31,
	2009	2008	2007	2006	2005
CLASS A
Net Asset Value at beginning of period	$8.47	$17.05	$15.66	$12.65	$10.56
Income from Investment Operations:
Net investment income	0.15	0.23	0.16	0.15	0.14
Net realized and unrealized gain (loss) on investments	1.69	(6.06)	2.92	3.01	2.05
Total from investment operations	1.84	(5.83)	3.08	3.16	2.19
Less Distributions:
Distributions from net investment income	(0.16)	(0.24)	(0.11)	(0.14)	(0.10)
Distributions from capital gains	(0.21)	(2.51)	(1.58)	(0.01)	–
Total distributions	(0.37)	(2.75)	(1.69)	(0.15)	(0.10)
Net increase (decrease) in net asset value	1.47	(8.58)	1.39	3.01	2.09
Net Asset Value at end of period	$9.94	$8.47	$17.05	$15.66	$12.65
Total Return (%)[1]	22.82	(40.46)	21.24	25.11	20.81
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$23,094	$19,040	$52,145	$78,958	$58,825
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.73	1.93	1.89	1.87	1.90
After reimbursement of expenses by Adviser (%)	1.60	1.60	1.60	1.60	1.60
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.81	1.67	0.99	1.03	1.15
Portfolio Turnover[2]	82	69	79	63	64

CLASS B
Net Asset Value at beginning of period	$8.33	$16.79	$15.45	$12.48	$10.41
Income from Investment Operations:
Net investment income	0.14	0.18	0.08	0.03	0.04
Net realized and unrealized gain (loss) on investments	1.60	(6.01)	2.84	2.98	2.04
Total from investment operations	1.74	(5.83)	2.92	3.01	2.08
Less Distributions:
Distributions from net investment income	(0.10)	(0.12)	–	(0.03)	(0.01)
Distributions from capital gains	(0.21)	(2.51)	(1.58)	(0.01)	–
Total distributions	(0.31)	(2.63)	(1.58)	(0.04)	(0.01)
Net increase (decrease) in net asset value	1.43	(8.46)	1.34	2.97	2.07
Net Asset Value at end of period	$9.76	$8.33	$16.79	$15.45	$12.48
Total Return (%)[1]	21.91	(40.95)	20.31	24.18	20.00
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$5,109	$6,237	$15,630	$16,175	$10,922
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	2.49	2.69	2.64	2.62	2.65
After reimbursement of expenses by Adviser (%)	2.35	2.35	2.35	2.35	2.35
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.09	1.04	0.41	0.32	0.41
Portfolio Turnover[2]	82	69	79	63	64

[1]	Total return without applicable sales charge.
[2]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

Financial Highlights for a Share of Beneficial Interest Outstanding

INTERNATIONAL STOCK FUND
	Year Ended October 31,			Inception to 10/31/06[1]
	2009	2008	2007
CLASS Y
Net Asset Value at beginning of period	$8.48	$17.08	$15.68	$14.57
Income from Investment Operations:
Net investment income	0.16	0.31	0.17	0.01
Net realized and unrealized gain (loss) on investments	1.70	(6.12)	2.96	1.10
Total from investment operations	1.86	(5.81)	3.13	1.11
Less Distributions:
Distributions from net investment income	(0.18)	(0.28)	(0.15)	–
Distributions from capital gains	(0.21)	(2.51)	(1.58)	–
Total distributions	(0.39)	(2.79)	(1.73)	–
Net increase (decrease) in net asset value	1.47	(8.60)	1.40	1.11
Net Asset Value at end of period	$9.95	$8.48	$17.08	$15.68
Total Return (%)[2]	23.25	(40.41)	21.59	7.62[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$120,187	$81,569	$60,525	$9,025
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.47	1.68	1.66	1.72[4]
After reimbursement of expenses by Adviser (%)	1.35	1.35	1.35	1.35[4]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.07	2.25	1.48	0.48[4]
Portfolio Turnover[5]	82	69	79	63[3]

[1]	Commenced investment operations June 30, 2006.
[2]	Total return without applicable sales charge.
[3]	Not annualized.
[4]	Annualized.
[5]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

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MORE INFORMATION ABOUT MEMBERS MUTUAL FUNDS

The following documents contain more information about the funds and are available free upon request:

Statement of Additional Information. The SAI contains additional information about the funds. A current SAI has been filed with the SEC and is incorporated herein by reference.

Annual and Semi-Annual Reports. The funds’ annual and semi-annual reports provide additional information about the funds’ investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each fund’s performance during the last fiscal year (other than the Cash Reserves Fund).

Requesting Documents. You may request a copy of the SAI and the annual and semi-annual reports, make shareholder inquiries, without charge, or request further information about the funds by contacting your financial advisor or by contacting the funds at: MEMBERS Mutual Funds, P.O. Box 8390, Boston, MA 02266-8390; telephone: 1-800-877-6089; Internet: www.membersfunds.com.

Public Information. You can review and copy information about the funds, including the SAI, at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about the funds also are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, 100 F Street NE, Room 1580, Washington, D.C. 20549-0102.

MEMBERS Mutual Funds

Post Office Box 8390
Boston, MA 02266-8390
1-800-877-6089

www.membersfunds.com

Investment Company

File No. 811-08261

STATEMENT OF ADDITIONAL INFORMATION

MEMBERS® Mutual Funds
550 Science Drive
Madison, Wisconsin 53711

                                        Ticker Symbol

Fund Name	Class A	Class B	Class C	Class Y
Conservative Allocation Fund	MCNAX	MCNBX	MCOCX	N/A

Moderate Allocation Fund	MMDAX	MMDRX	MMDCX	N/A

Aggressive Allocation Fund	MAGSX	MAGBX	MAACX	N/A

Cash Reserves Fund	MFAXX	MFBXX	N/A	N/A

Bond Fund	MBOAX	MBOBX	N/A	--

High Income Fund	MHNAX	MHNBX	N/A	--

Diversified Income Fund	MBLAX	MBLNX	N/A	N/A

Equity Income Fund	MENAX	N/A	N/A	--

Large Cap Value Fund	MGWAX	MGWBX	N/A	--

Large Cap Growth Fund	MCAAX	MCPBX	N/A	--

Mid Cap Fund	MERAX	MERBX	N/A	--

Small Cap Fund	MASVX	MBSVX	N/A	--

International Stock Fund	MINAX	MINBX	N/A	--

     N/A     Fund does not offer this share class.
     --     Share class does not have a ticker symbol.

This is not a prospectus. This statement of additional information (“SAI”) should be read in conjunction with the currently effective prospectus (the “prospectus”) for the MEMBERS Mutual Funds (the “Trust”), which is referred to herein. The prospectus concisely sets forth information that a prospective investor should know before investing. For a copy of the Trust’s prospectus dated February 28, 2010, please call 1-800-877-6089 or write MEMBERS Mutual Funds, P.O. Box 8390, Boston, MA 02266-8390.

The Trust’s audited financial statements are incorporated herein by reference to the Trust’s annual report for the fiscal year ended October 31, 2009, which has been filed with the Securities and Exchange Commission (the “SEC”) and provided to all shareholders. For a copy, without charge, of the Trust’s annual report to shareholders, please call MEMBERS Mutual Funds at 1-800-877-6089 or visit our website at www.membersfunds.com .

The date of this SAI is February 28, 2010

TABLE OF CONTENTS     PAGE

GENERAL INFORMATION     3
INVESTMENT PRACTICES     3
Lending Portfolio Securities     3
Restricted and Illiquid Securities     3
Foreign Transactions     4
Options on Securities and Securities Indices     7
Bank Loans     10
Swap Agreements     11
Futures Contracts and Options on Futures Contracts     12
Certain Bond Fund Practices     14
Lower-Rated Corporate Debt Securities     14
Other Debt Securities     15
Foreign Government Securities     16
Convertible Securities     17
Repurchase Agreements     17
Reverse Repurchase Agreements     17
U.S. Government Securities     18
Forward Commitment and When-Issued Securities     18
Mortgage-Backed and Asset-Backed Securities     19
Other Securities Related to Mortgages     19
Real Estate Investment Trusts     22
Exchange Traded Funds     22
Shares of Other Investment Companies     22
TEMPORARY DEFENSIVE POSITIONS     23
Types of Investment Risk     23
Higher-Risk Securities and Practices     24
FUND NAMES     26
INVESTMENT LIMITATIONS     27
PORTFOLIO TURNOVER     28
MANAGEMENT OF THE TRUST     29
Trustees and Officers     29
Independent Trustee Compensation     33
Committees     33
Trustees’ Holdings     34
SALES LOAD WAIVERS FOR CERTAIN AFFILIATED PERSONS OF THE TRUST     34
CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE TRUST’S SECURITIES     34
PORTFOLIO MANAGEMENT     36
Madison Asset Management, LLC     36
Shenkman Capital Management, Inc. (High Income Fund)     38
Wellington Management Company, LLP (Small Cap Fund)     39
Lazard Asset Management LLC (International Stock Fund)     39
PORTFOLIO MANAGERS     39
Madison Asset Management, LLC     39
Shenkman Capital Management, Inc.     42
Wellington Management Company, LLP     43
Lazard Asset Management LLC     45
TRANSFER AGENT     47
CUSTODIAN     47
DISTRIBUTION     48
Principal Distributor and Distribution of Fund Shares     48
Distribution and Service Plans     48
BROKERAGE     49
PROXY VOTING POLICIES, PROCEDURES AND RECORDS     51
SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS     51
CODES OF ETHICS     53
SHARES OF THE TRUST     53
Shares of Beneficial Interest     53
Voting Rights     54
Limitation of Shareholder Liability     54
Limitation of Trustee and Officer Liability     54
Limitation of Interseries Liability     54
NET ASSET VALUE OF SHARES     55
Cash Reserves Fund     55
Portfolio Valuation     55
DISTRIBUTIONS AND TAXES     56
Distributions     56
Federal Tax Status of the Funds     57
Shareholder Taxation     59
MORE ABOUT PURCHASING AND SELLING SHARES     61
Minimum Investments     61
Offering Price     61
Calculation of the Sales Charge     61
Sales Charge on Class A Shares     61
Sales Charge on Class B and Class C Shares     62
In-Kind Redemptions     63
ADDITIONAL INVESTOR SERVICES     63
Systematic Investment Program     64
Systematic Withdrawal Program     64
Exchange Privilege and Systematic Exchange Program     64
Reinstatement or Reinvestment Privilege     64
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM     65
FINANCIAL STATEMENTS     65

APPENDIX A – SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES     A-1

GENERAL INFORMATION

The Trust is a diversified, open-end management investment company consisting of separate investment portfolios or funds (each, a “fund”) each of which has a different investment objective and policies. Each fund is a diversified, open-end management investment company, commonly known as a mutual fund. The funds described in both the prospectus and SAI are the Cash Reserves, Bond, High Income, Diversified Income, Equity Income, Large Cap Value, Large Cap Growth, Mid Cap, Small Cap, and International Stock Funds (collectively, the “Core Funds”), and the Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds (collectively, the “Target Allocation Funds”).

The Trust was organized under the laws of the state of Delaware on May 21, 1997 and is a Delaware statutory trust. As a Delaware statutory trust, the Trust’s operations are governed by its Amended and Restated Declaration of Trust dated March 1, 2010 (the “Declaration of Trust”) and its Certificate of Trust dated May 16, 1997 (the “Certificate”). The Certificate is on file with the Office of the Secretary of State in Delaware. Each shareholder agrees to be bound by the Declaration of Trust, as amended from time to time, upon such shareholder’s initial purchase of shares of beneficial interest in any one of the funds.

INVESTMENT PRACTICES

The prospectus describes the investment objective and policies of each of the funds. The following information is provided for those investors wishing to have more comprehensive information than that contained in the prospectus.

Since each Target Allocation Fund will invest in shares of other investment companies, except as disclosed in the prospectus, to the extent that an investment practice noted below describes specific securities, if a Target Allocation Fund invests in those securities, it does so indirectly, through its investment in underlying funds.

Lending Portfolio Securities

Each fund, except the Cash Reserves and the Target Allocation Funds, may lend portfolio securities. Loans will be made only in accordance with guidelines established by the Board of Trustees of the Trust (the “Board”) and on the request of broker-dealers or institutional investors deemed qualified, and only when the borrower agrees to maintain cash or other liquid assets as collateral with a fund equal at all times to at least 102% of the value of the securities. A fund will continue to receive interest or dividends on the securities loaned and will, at the same time, earn an agreed-upon amount of interest on the collateral which will be invested in readily marketable short-term obligations of high quality. A fund will retain the right to call the loaned securities and may call loaned voting securities if important shareholder meetings are imminent. Such security loans will not be made if, as a result, the aggregate of such loans exceeds 33⅓% of the value of a fund’s assets. The fund may terminate such loans at any time. The primary risk involved in lending securities is that the borrower will fail financially and not return the loaned securities at a time when the collateral is not sufficient to replace the full amount of the loaned securities. To mitigate the risk, loans will be made only to firms deemed by the funds’ investment adviser, Madison Asset Management, LLC (“Madison”), to be in good financial standing and will not be made unless, in Madison’s judgment, the consideration to be earned from such loans would justify the risk.

Restricted and Illiquid Securities

Each fund may invest in illiquid securities up to the percentage limits described below in the “Higher-Risk Securities and Practices” section. Madison or a fund’s subadviser (collectively referred to herein as the “Investment Adviser”) is responsible for determining the value and liquidity of investments held by each fund. Thus, it is up to the Investment Adviser to determine if any given security is illiquid. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price.
Illiquid investments often include repurchase agreements maturing in more than seven days, currency swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts (and assets used to cover such options), participation interests in loans and restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933, as amended (the “1933 Act”).
Each fund may invest in restricted securities. Restricted securities are not, however, considered illiquid if they are eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act and are determined to be liquid by the Board or by the Investment Adviser under Board-approved procedures. Such guidelines would take into account trading activity for such securities, among other factors. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, a fund’s holdings of those securities may become illiquid. Purchases by the International Stock and High Income Funds of securities of foreign issuers offered and sold outside the U.S., in reliance upon the exemption from registration provided by Regulation S under the 1933 Act, also may be liquid even though they are restricted.

Foreign Transactions

Foreign Securities. Each fund may invest in foreign securities; provided, however, that the Cash Reserves Fund is limited to U.S. dollar-denominated foreign money market securities (as defined below). Investing in foreign securities is a principal investment strategy of the International Stock Fund (refer to the prospectus for more information). The percentage limitations on each fund’s investment in foreign securities are set forth in the prospectus and below in the “Higher-Risk Securities and Practices” section.
Foreign securities refers to securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S. (“foreign issuers”), (2) issued by foreign governments or their agencies or instrumentalities (also “foreign issuers”), (3) principally traded outside of the U.S. or (4) quoted or denominated in a foreign currency (“non-dollar securities”). However, any dollar denominated security that is part of the Merrill Lynch U.S. Domestic Market Index is not considered a foreign security.
Foreign securities may offer potential benefits that are not available from investments exclusively in securities of domestic issuers or dollar-denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the U.S. and the opportunity to invest in foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.
Investing in foreign securities involves significant risks that are not typically associated with investing in U.S. dollar-denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency exchange rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the U.S. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.
Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the U.S. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the fund making the investment, or political or social instability or diplomatic developments which could affect investments in those countries.
Investments in short-term debt obligations issued either by foreign issuers or foreign financial institutions or by foreign branches of U.S. financial institutions (collectively, “foreign money market securities”) present many of the same risks as other foreign investments. In addition, foreign money market securities present interest rate risks similar to those attendant to an investment in domestic money market securities.

Investments in ADRs, EDRs and GDRs. Many securities of foreign issuers are represented by American depository receipts (“ADRs”), European depository receipts (“EDRs”) and Global depository receipts (“GDRs”). Each fund may invest in ADRs; and each fund, except the Cash Reserves Fund, may invest in GDRs and EDRs.
ADRs are receipts typically issued by a U.S. financial institution or trust company which represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter and are sponsored and issued by domestic banks. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or the NASDAQ Global Market. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs are typically issued in bearer form and are designed for trading in the European markets. GDRs, issued either in bearer or registered form, are designed for trading on a global basis. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Depository receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that a fund acquires depository receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the receipt to issue and service such depository receipts, there may be an increased possibility that the fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. The market value of depository receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the receipts and the underlying are quoted. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in depository receipts rather than directly in the stock of foreign issuers, a fund will avoid currency risks during the settlement period for either purchases or sales.

Investments in Emerging Markets. Each fund, except the Cash Reserves Fund, may invest in securities of issuers located in countries with emerging economies and/or securities markets. These countries are located in the Asia Pacific region, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment generally, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a fund’s investments in those countries and the availability to the fund of additional investments in those countries.
The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and the funds may be required to establish special custody or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.
A fund’s purchase or sale of portfolio securities in certain emerging markets may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on aggregate trading volume by or holdings of a fund, Madison or its affiliates, a subadviser and its affiliates, and each such person’s respective clients and other service providers. A fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.
Foreign investment in certain emerging securities markets is restricted or controlled to varying degrees that may limit investment in such countries or increase the administrative cost of such investments. For example, certain Asian countries require government approval prior to investments by foreign persons or limit investment by foreign persons to a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of such company available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a fund.

Settlement procedures in emerging markets are frequently less developed and reliable than those in the U.S. and may involve a fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a fund to value its portfolio assets and could cause a fund to miss attractive investment opportunities, to have its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities that the fund has delivered or due to the fund’s inability to complete its contractual obligations.

Currently, there is no market or only a limited market for many management techniques and instruments with respect to the currencies and securities markets of emerging market countries. Consequently, there can be no assurance that suitable instruments for hedging currency and market related risks will be available at the times when the Investment Adviser of the fund wishes to use them.

Foreign Currency Transactions. Because investment in foreign issuers will usually involve currencies of foreign countries, and because each fund, except the Cash Reserves Fund, may have currency exposure independent of their securities positions, the value of the assets of these funds, as measured in U.S. dollars, will be affected by changes in foreign currency exchange rates. An issuer of securities purchased by a fund may be domiciled in a country other than the country in whose currency the instrument is denominated or quoted. The High Income, Mid Cap and International Stock Funds may also invest in securities quoted or denominated in the European Currency Unit (“ECU”), which is a “basket” consisting of specified amounts of the currencies of certain of the twelve member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Economic Community from time to time to reflect changes in relative values of the underlying currencies. In addition, these three funds may invest in securities quoted or denominated in other currency “baskets.”
Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a fund’s net asset value (“NAV”) to fluctuate as well. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. To the extent that a substantial portion of a fund’s total assets, adjusted to reflect the fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the fund will be more susceptible to the risk of adverse economic and political developments within those countries.
In addition to investing in securities denominated or quoted in a foreign currency, certain of the funds may engage in a variety of foreign currency management techniques. These funds may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the fund’s Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. These funds will incur costs in connection with conversions between various currencies.

Forward Foreign Currency Exchange Contracts. Each fund, except the Cash Reserves Fund, may also purchase or sell forward foreign currency exchange contracts for defensive or hedging purposes when the fund’s Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the fund’s portfolio. In addition, these funds may enter into forward foreign currency exchange contracts in order to protect against anticipated changes in future foreign currency exchange rates and may engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the fund’s Investment Adviser determines that there is a pattern of correlation between the two currencies.
These funds may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. They may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends from such securities, due to a decline in the value of foreign currencies against the U.S. dollar. Contracts to sell foreign currency could limit any potential gain which might be realized by a fund if the value of the hedged currency increased.
If a fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the fund will be required to place cash or liquid securities in a segregated account with the fund’s custodian in an amount equal to the value of the fund’s total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of a fund’s commitment with respect to the contract.
Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the fund to cover its purchase or sale commitments, if any, at the current market price. A fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the fund’s Investment Adviser.

Options on Foreign Currencies. Each fund, except the Cash Reserves Fund, may also purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. These funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a fund’s position, the fund may forfeit the entire amount of the premium plus related transaction costs. In addition, these funds may purchase call or put options on currency to seek to increase total return when the fund’s Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the fund’s portfolio. When purchased or sold to increase total return, options on currencies are considered speculative. Options on foreign currencies to be written or purchased by these funds will be traded on U.S. and foreign exchanges or over-the-counter. See the “Options on Securities and Securities Indices–Risks Associated with Options Transactions” section, below, for a discussion of the liquidity risks associated with options transactions.

Special Risks Associated With Options on Currency. An exchange traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to identify the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.
There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.
Each fund, except the Cash Reserves Fund, may purchase and write over-the-counter options to the extent consistent with its limitation on investments in restricted securities. See the “Higher-Risk Securities and Practices” section, below, for each fund’s limitations on investments in restricted securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close-out options purchased or written by a fund.
The amount of the premiums which a fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

Options on Securities and Securities Indices

Writing Options. Each fund, except the Cash Reserves Fund, may write (sell) covered call and put options on any securities in which it may invest. A call option written by a fund obligates such fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a fund are covered, which means that such fund will effectively own the securities subject to the option so long as the option is outstanding. It should be noted that a principal investment strategy of the Equity Income Fund is to write covered call put options (see the prospectus for more information). A fund’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a fund may forgo the opportunity to profit from an increase in the market price of the underlying security.
A put option written by a fund would obligate such fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a fund would be covered, which means that such fund would have deposited with its custodian cash or liquid securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for a fund. However, in return for the option premium, a fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

In addition, in the Investment Adviser’s discretion, a written call option or put option may be covered by maintaining cash or liquid securities (either of which may be denominated in any currency) in a segregated account with the fund’s custodian, by entering into an offsetting forward contract and/or by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces a fund’s net exposure on its written option position.

Each fund, except the Cash Reserves Fund, may also write and sell covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.
A fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. A fund may cover call and put options on a securities index by maintaining cash or liquid securities with a value equal to the exercise price in a segregated account with its custodian.
A fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase” transactions.

Purchasing Options. Each fund, except the Cash Reserves Fund, may purchase put and call options on any securities in which it may invest or options on any securities index based on securities in which it may invest. A fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.
A fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a fund would realize a loss on the purchase of the call option.
A fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option would entitle a fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a fund’s securities. Put options may also be purchased by a fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise such a fund would realize no gain or loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.
A fund would purchase put and call options on securities indices for the same purpose as it would purchase options on individual securities.

Yield Curve Options. The Bond, High Income and Diversified Income Funds may enter into options on the yield “spread,” or yield differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.
These three funds may purchase or write yield curve options for the same purposes as other options on securities. For example, a fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield between the two securities. A fund may also purchase or write yield curve options in an effort to increase its current income if, in the judgment of the Investment Adviser, the fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.
Yield curve options written by the Bond, High Income and Diversified Income Funds will be “covered.” A call (or put) option is covered if a fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or liquid securities sufficient to cover the fund’s net liability under the two options. Therefore, a fund’s liability for such a covered option is generally limited to the difference between the amount of the fund’s liability under the option written by the fund less the value of the option held by the fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
Each fund, except the Cash Reserves Fund, may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the funds will treat purchased over-the counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.
Transactions by a fund in options on securities and stock indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.
The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Investment Adviser’s ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

Bank Loans

The High Income Fund may invest in bank loans to below-investment grade rated corporate issuers via loan participations and assignments. These bank loans may be secured or unsecured. The bank loans in which the High Income Fund intends to invest are generally rated below investment grade by a nationally recognized rating service or not rated by any nationally recognized rating service. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender.

If the High Income Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The High Income Fund may participate in such syndications, or can buy part of a loan via an assignment, becoming a part lender. When purchasing loan participations, the High Income Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the High Income Fund has direct recourse against the corporate borrower, the fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the High Income Fund were determined to be subject to the claims of the agent bank’s general creditors, the fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the High Income Fund does not receive scheduled interest or principal payments on such indebtedness, the fund’s share price and yield could be adversely affected. Loans that are fully secured offer the High Income Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

The High Income Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments (i.e., below investment grade). Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the High Income Fund bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the High Income Fund’s Investment Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the High Income Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and, accordingly, may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the High Income Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the fund’s limitation on illiquid investments.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the High Income Fund. For example, if a loan is foreclosed, the High Income Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the High Income Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.

Swap Agreements

Each fund, except the Cash Reserves Fund, may enter into interest rate, credit default, index, currency exchange rate and total return swap agreements for hedging purposes in attempts to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded the desired return, and to seek to increase the fund’s total return. The Bond, Diversified Income and High Income Funds may also enter into special interest rate swap arrangements such as caps, floors and collars for both hedging purposes and to seek to increase total return. The Bond, Diversified Income and High Income Funds typically use interest rate swaps to shorten the effective duration of its portfolios.

Swap agreements are contracts entered into by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular pre-determined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate), in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A fund’s obligations (or rights) under a swap agreement are equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party (the “net amount”). A fund’s obligations under a swap agreement are accrued daily (offset against any amounts owing to the fund) and any accrued but unpaid net amounts owed to a swap counterparty are covered by the maintenance of a segregated assets.
Interest rate swaps involve the exchange by the funds with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Credit default swaps involve a contract by the funds with another party to transfer the credit exposure of a specific commitment between the parties. Currency swaps involve the exchange by a fund with another party of their respective rights to make or receive payments in specified currencies. A total return swap involves an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. The underlying assets that is used is usually an equities index, loan or a basket of assets. The purchase of an interest rate cap entitles the purchaser to receive from the seller of the cap payments of interest on a notional amount equal to the amount by which a specified index exceeds a stated interest rate. The purchase of an interest rate floor entitles the purchaser to receive from the seller of the floor payments of interest on a notional amount equal to the amount by which a specified index falls below a stated interest rate. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a stated range of interest rates. Since interest rate swaps, currency swaps and interest rate caps, floors and collars are individually negotiated, the funds expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions entered into for hedging purposes.

The High Income Fund only enters into interest rate swaps on a net basis, which means the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, or underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the fund is contractually obligated to make. If the other party to an interest rate swap defaults, the fund’s risk of loss consists of the net amount of interest payments that the fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

The Trust maintains in a segregated account with its custodian, cash or liquid securities equal to the net amount, if any, of the excess of each fund’s obligations over its entitlements with respect to swap transactions. No fund enters into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party is considered investment grade by such fund’s Investment Adviser. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreement related to the transaction.
The use of interest rate, credit default and currency swaps (including caps, floors and collars) is a highly specialized activity which involves investment techniques and risks different from those associated with traditional portfolio securities activities. If a fund’s Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of each of the funds, except the Cash Reserves Fund, would be less favorable than it would have been if this investment technique were not used.

In as much as swaps are entered into for good faith hedging purposes or are offset by segregated assets, no fund’s Investment Adviser believes that swaps constitute senior securities as defined in the 1933 Act, and, accordingly, will not treat swaps as being subject to such fund’s borrowing restrictions. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid compared with the markets for other similar instruments which are traded in the interbank market. Nevertheless, the staff of the SEC takes the position that currency swaps are illiquid investments subject to the funds’ 15% limitation on such investments.

Futures Contracts and Options on Futures Contracts

Each fund, except the Cash Reserves Fund, may purchase and sell futures contracts and purchase and write options on futures contracts. These funds may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. A fund will engage in futures or related options transactions only for bona fide hedging purposes as defined below or for purposes of seeking to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission (the “CFTC”). All futures contracts entered into by a fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).
When interest rates are rising or securities prices are falling, a fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, a fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are denominated in such currency. Funds can purchase futures contracts on foreign currency to fix the price in U.S. dollars of a security denominated in such currency that such fund has acquired or expects to acquire.
Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While a fund’s futures contracts on securities or currency will usually be liquidated in this manner, it may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the fund to do so. A clearing corporation (associated with the exchange on which futures on a security or currency are traded) guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies. Hedging by use of futures contracts seeks to establish more certainty of (than would otherwise be possible) the effective price, rate of return or currency exchange rate on securities that a fund owns or proposes to acquire. A fund may, for example, take a “short” position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a fund or securities with characteristics similar to those of the fund’s portfolio securities. Similarly, a fund may sell futures contracts on a currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.
If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for a fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a fund’s portfolio may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund’s securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.
On other occasions, a fund may take a “long” position by purchasing such futures contracts. This would be done, for example, when a fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a fund the right (but not the obligation) for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a fund’s assets. By writing a call option, a fund becomes obligated, in exchange for the premium, to sell a futures contract which may have a value higher then the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the fund intends to purchase. However, a fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A fund will incur transaction costs in connection with the writing of options on futures.
The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. Where permitted, a fund will engage in futures transactions and in related options transactions for hedging purposes or to seek to increase total return. A fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the fund or which it expects to purchase. Except as stated below, each fund’s futures transactions will be entered into for traditional hedging purposes, that is to say, futures contracts will be used to protect against a decline in the price of securities (or the currency in which they are denominated) that the fund owns, or futures contracts will be purchased to protect the fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, each fund expects that on most of the occasions on which it takes a long futures or option position (involving the purchase of a futures contract), the fund will have purchased, or will be in the process of purchasing equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.
The CFTC, a federal agency, regulates trading activity in futures contracts and related options contracts pursuant to the Commodity Exchange Act, as amended (the “CEA”). The CFTC requires the registration of a Commodity Pool Operator (“CPO”), which is defined as any person engaged in a business which is of the nature of an investment trust, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others funds, securities or property for the purpose of trading in a commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which files a notice of eligibility. The funds, which may invest in futures transactions and related options transactions, have filed a notice of eligibility claiming exclusion from the status of CPO and, therefore, are not subject to registration or regulation as a CPO under the CEA.
As permitted, each fund will engage in transactions in futures contracts and in related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for maintaining its qualification as a regulated investment company for federal income tax purposes (see the “Distributions and Taxes” section, below).
Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a fund to purchase securities or currencies, require the fund to segregate with its custodian cash or liquid securities in an amount equal to the underlying value of such contracts and options.
While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and a fund may be exposed to risk of loss.
Perfect correlation between a fund’s futures positions and portfolio positions may be difficult to achieve. The only futures contracts available to hedge a fund’s portfolio are various futures on U.S. Government securities, securities indices and foreign currencies. In addition, it is not possible for a fund to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Certain Bond Fund Practices

The Bond, High Income and Diversified Income Funds (collectively, the “bond funds”) invest a significant portion of their assets in debt securities. As stated in the prospectus, the Bond and Diversified Income Funds will emphasize investment grade, primarily intermediate term securities. If an investment grade security is downgraded by the rating agencies or otherwise falls below the investment quality standards stated in the prospectus, the fund’s Investment Adviser will retain that instrument only if the fund’s Investment Adviser believes it is in the best interest of the fund. The High Income Fund may invest all of its assets in non-investment grade securities. See the “Lower-Rated Corporate Debt Securities” section, below, for a description of these securities and their attendant risks.
The bond funds may also make use of derivatives, including but not limited to options, futures and swaps to manage risks and returns, including the risk of fluctuating interest rates. These instruments will be used to control risk and obtain additional income and not with a view toward speculation. The Bond and Diversified Income Funds will invest only in futures and options which are exchange-traded or sold over-the-counter. The High Income Fund may invest in any non-U.S. futures and options.
In the debt securities market, purchases of some issues are occasionally made under firm (forward) commitment agreements. The purchase of securities under such agreements can involve risk of loss due to changes in the market rate of interest between the commitment date and the settlement date. As a matter of operating policy, no bond fund will commit itself to forward commitment agreements in an amount in excess of 25% of total assets and will not engage in such agreements for leveraging purposes. For purposes of this limitation, forward commitment agreements are defined as those agreements involving more than five business days between the commitment date and the settlement date, but do not include mortgage backed security “dollar rolls.”

Lower-Rated Corporate Debt Securities

As described in the prospectus, each fund, except the Cash Reserves Fund, may make certain investments including corporate debt obligations that are unrated or rated in the lower rating categories (i.e., ratings of BB or lower by Standard & Poor’s or Ba or lower by Moody’s). Bonds rated BB or Ba or below by Standard & Poor’s or Moody’s (or comparable unrated securities) are commonly referred to as “lower-rated” securities or as “junk bonds” and are considered speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment-grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard & Poor’s or Aaa, Aa, A or Baa by Moody’s).
An economic downturn could severely affect the ability of highly leveraged issuers of junk bonds to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower rated securities will have an adverse effect on a fund’s NAV to the extent it invests in such securities. In addition, a fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.
The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a fund’s ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, a fund’s Investment Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a fund’s NAV.
Since investors generally perceive that there are greater risks associated with lower-rated debt securities, the yields and prices of such securities may tend to fluctuate more than those of higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market resulting in greater yield and price volatility.
Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a fund’s NAV.
Lower-rated (and comparable non-rated) securities tend to offer higher yields than higher-rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since lower rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investment in securities which carry lower ratings and in comparable non-rated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. A fund’s Investment Adviser will attempt to reduce these risks through diversification of these funds’ portfolios and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.

Other Debt Securities

Custody Receipts. All of the funds may also acquire securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities in the form of custody receipts. Such receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. For certain securities law purposes, custody receipts are not considered obligations of the U.S. Government.

Zero Coupon, Deferred Interest, Pay-in-Kind and Capital Appreciation Bonds. The Bond, Diversified Income, High Income and Mid Cap Funds may invest in zero coupon bonds as well as in capital appreciation bonds (“CABs”), deferred interest and pay-in-kind bonds. Zero coupon, deferred interest, pay-in-kind and CABs are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance.
Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or provide for a specified cash payment date when the bonds begin paying current interest. As a result, zero coupon bonds are generally issued and traded at a significant discount from their face value. The discount approximates the present value amount of interest the bonds would have accrued and compounded over the period until maturity. CABs are distinct from traditional zero coupon bonds because the investment return is considered to be in the form of compounded interest rather than accreted original issue discount. For this reason, the initial principal amount of a CAB would be counted against a municipal issuer’s statutory debt limit, rather than the total par value, as is the case for a traditional zero coupon bond.
Zero coupon bonds benefit the issuer by mitigating its initial need for cash to meet debt service, but generally provide a higher rate of return to compensate investors for the deferment of cash interest or principal payments. Such securities are often issued by companies that may not have the capacity to pay current interest and so may be considered to have more risk than current interest-bearing securities. In addition, the market price of zero coupon bonds generally is more volatile than the market prices of securities that provide for the periodic payment of interest. The market prices of zero coupon bonds are likely to fluctuate more in response to changes in interest rates than those of interest-bearing securities having similar maturities and credit quality.
Zero coupon bonds carry the additional risk that, unlike securities that provide for the periodic payment of interest to maturity, the fund will realize no cash until a specified future payment date unless a portion of such securities is sold. If the issuer of such securities defaults, the fund may obtain no return at all on its investment. In addition, the fund’s investment in zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.
While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. A fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund’s distribution obligations.

Structured Securities. The Bond, High Income and Diversified Income Funds may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the fund’s investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed-income investments.

Foreign Government Securities

All of the funds may invest in debt obligations of foreign governments and governmental agencies, including those of countries with emerging economies and/or securities markets. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the funds may have limited recourse in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject.

Convertible Securities

Each fund, except the Cash Reserves Fund, may each invest in convertible securities. Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated conversion rate into common stock of the issuer. As with all debt and income-bearing securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure and are consequently of higher quality and entail less risk than the issuer’s common stock. In evaluating a convertible security, a fund’s Investment Adviser gives primary emphasis to the attractiveness of the underlying common stock. The convertible debt securities in which the High Income Fund invests are not subject to any minimum rating criteria. The convertible debt securities in which any other fund may invest are subject to the same rating criteria as that fund’s investments in non-convertible debt securities. Convertible debt securities, the market yields of which are substantially below prevailing yields on non-convertible debt securities of comparable quality and maturity, are treated as equity securities for the purposes of a fund’s investment policies or restrictions.

Repurchase Agreements

Each fund may enter into repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than seven days) subject to the obligation to sell it back to the seller at a fixed time and price plus accrued interest. The funds will enter into repurchase agreements only with member banks of the Federal Reserve System, U.S. Central Credit Union and with “primary dealers” in U.S. Government securities. A fund’s Investment Adviser will continuously monitor the creditworthiness of the parties with whom the funds enter into repurchase agreements.
The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Trust’s custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a fund could experience delays in liquidating the underlying securities during the period in which the fund seeks to enforce its rights thereto, possible subnormal levels of income, declines in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.

Reverse Repurchase Agreements

Each fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of “interest” which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by a fund entering into them. Reverse repurchase agreements involve the risk that the market value of securities purchased by a fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A fund that has entered into a reverse repurchase agreement will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, each fund will establish and maintain with the Trust’s custodian a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. No fund will enter into reverse repurchase agreements and other borrowings (except from banks as a temporary measure for extraordinary emergency purposes) in amounts in excess of 30% of the fund’s total assets (including the amount borrowed) taken at market value. No fund will use leverage to attempt to increase income. No fund will purchase securities while outstanding borrowings exceed 5% of the fund’s total assets. Each fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Board. Under procedures established by the Board, a fund’s Investment Adviser will monitor the creditworthiness of the banks involved.

U.S. Government Securities

Each fund may purchase U.S. Government securities. U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.
Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates (“Ginnie Maes”), are supported by the full faith and credit of the U.S. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the U.S. Government, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation (“Freddie Macs”), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association bonds (“Fannie Maes”). On September 7, 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency. Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms. As a consequence, certain fixed income securities issued by Freddie Mac and Fannie Mae have the benefit of more explicit U.S. Government support. No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future. U.S. Government securities may also include zero coupon bonds.
Ginnie Maes, Freddie Macs and Fannie Maes are mortgage-backed securities which provide monthly payments which are, in effect, a “pass-through” of the monthly interest and principal payments (including any prepayments) made by individual borrowers on the pooled mortgage loans. Collateralized mortgage obligations (“CMOs”) in which a fund may invest are securities issued by a corporation or trust or a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities may be less effective than traditional debt obligations of similar maturity at maintaining yields during periods of declining interest rates (see the “Mortgage-Backed and Asset-Backed Securities” section, below).
Each fund may invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).
Each fund may acquire securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities in the form of custody receipts. Such receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. For certain securities law purposes, custody receipts are not considered obligations of the U.S. Government.

Forward Commitment and When-Issued Securities

Each fund may purchase securities on a when-issued or forward commitment basis. “When-issued” refers to securities whose terms are specified and for which a market exists, but which have not been issued. Each fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, a fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When a fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in a fund’s losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date a fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the fund will segregate cash or liquid securities, of any type or maturity, equal in value to the fund’s commitment. These assets will be valued daily at market, and additional cash or securities will be segregated to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, a fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Mortgage-Backed and Asset-Backed Securities

The Bond, High Income, Diversified Income and Large Cap Value Funds may invest in mortgage-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, fixed rate or variable rate mortgage loans secured by real property. These funds may also invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. Such assets are securitized though the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the Trust, or other credit enhancements may be present.
Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. A fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a fund invests in mortgage-backed and asset-backed securities, the values of its portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities.
Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles (normally a depreciating asset) rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would secure an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.
The Bond Fund may invest in mortgage-backed and asset-backed securities that represent mortgage, commercial or consumer loans originated by financial institutions. To the extent permitted by law and available in the market, such investments may constitute a significant portion of such fund’s investments. Subject to the appropriate regulatory approvals, the Bond Fund may purchase securities issued by pools that are structured, serviced, or otherwise supported by Madison or its affiliates.

Other Securities Related to Mortgages

Mortgage Pass-Through Securities. The Bond, Diversified Income and High Income Funds may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in “pools” of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-through securities are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayments. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the holder of a pass-through security may be different than the quoted yield on such security. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-though security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed income securities.
Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the Government National Mortgage Association (“GNMA”)), are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owned on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.
The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration-insured or Veteran’s Administration (VA)-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.
Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.
FHLMC was created by Congress in 1970 as a corporate instrumentality of the U.S. Government for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (“PCs”) which represent interest in conventional mortgages (i.e., not federally insured or guaranteed) from FHLMC’s national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.
The obligations of FNMA and FHLMC, which have been placed into conservatorship by the Federal Housing Finance Agency until these entities have been restored to a solvent financial condition, are guaranteed by the U.S. Government while these entities remain in conservatorship.
Credit unions, commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The High Income Fund may also buy mortgage-related securities without insurance or guarantees.

CMOs and Multiclass Pass-Through Securities. The Bond, Diversified Income and High Income Funds may invest a portion of their assets in CMOs, which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The following is a description of CMOs and types of CMOs but is not intended to be an exhaustive or exclusive list of each type of CMO a fund may invest in. Typically, CMOs are collateralized by certificates issued by GNMA, FNMA or FHLMC, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as “Mortgage Assets”). The Bond, Diversified Income and High Income Funds may also invest a portion of their assets in multiclass pass-through securities which are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States government or by private originators of, or investors in, mortgage loans, including credit unions, savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”).
In a CMO, a series of bonds or certificates are usually issued in multiple classes with different maturities. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or a part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal pre-payments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See the “–Stripped Mortgage-Backed Securities” subsection, below, for a discussion of the risks of investing in these stripped securities and of investing in classes consisting primarily of interest payments or principal payments.
The Bond, Diversified Income and High Income Funds may also invest in parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Stripped Mortgage-Backed Securities. The Bond, Diversified Income and High Income Funds may invest a portion of its assets in stripped mortgage-backed securities (“SMBS”) which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks and investment banks.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while another class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive an “IO” (the right to receive all of the interest) while the other class will receive a “PO” (the right to receive all of the principal). The yield to maturity on an IO is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security’s yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Bond, Diversified Income and High Income Funds may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Mortgage Dollar Rolls. The Bond, Diversified Income and High Income Funds may enter into mortgage “dollar rolls” in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, a fund loses the right to receive principal and interest paid on the securities sold. However, a fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase as well as from the receipt of any associated fee income plus interest earned on cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a fund. Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. A fund will hold and maintain until the settlement date segregated cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, each fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. These funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

Real Estate Investment Trusts

Each fund, except the Cash Reserves Fund, may invest in shares of real estate investment trusts (“REITs”). REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a fund.
Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks inherent in the financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Investment Company Act of 1940, as amended (the “1940 Act”). REITs (especially mortgage REITS) are also subject to interest rate risk.

Exchange Traded Funds

Each fund may invest in exchange traded funds (“ETFs”), which are shares of publicly-traded unit investment trusts, open-end funds, or depositary receipts that seek to track the performance and dividend yield of specific indexes or companies in related industries. These indexes may be either broad-based, sector or international. ETF shareholders are generally subject to the same risks as holders of the underlying securities they are designed to track.

ETFs are also subject to certain additional risks, including (1) the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track and (2) the risk of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. In addition, an exchange traded sector fund may be adversely affected by the performance of that specific sector or group of industries on which it is based. The fund would bear, along with other shareholders of an ETF, its pro rata portion of the ETF’s expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the fund’s expenses (i.e., management fees and operating expenses), shareholders of the fund may also indirectly bear similar expenses of an ETF.

Shares of Other Investment Companies

Each fund, other than the Target Allocation Funds, may invest up to 10% of its assets in shares of other investment companies. Each fund, other than the Target Allocation Funds, complies with the general statutory limits for such investments prescribed by the 1940 Act. The statutory limits are that immediately after any investment: (a) not more than 5% of a fund’s total assets are invested in the securities of any one investment company; (b) not more than 10% of a fund’s total assets are invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the fund; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the fund and other investment companies advised by Madison, or any of its affiliates.

The Trust, Madison and entities affiliated with them have obtained an order from the SEC to permit the Target Allocation Funds to invest in underlying funds in amounts in excess of the statutory limits described above. The Target Allocation Funds may invest up to 100% of their assets in shares of other investment companies and will invest substantially all of their assets in shares of both affiliated and unaffiliated investment companies.
As a shareowner of another investment company, a fund would bear, along with other shareowners, its pro rata portion of the expenses of such other investment company, including advisory fees, general fund expenses, trading, custodial and interest expenses and distribution/shareholder servicing fees (if any). These expenses would be in addition to the advisory and other expenses that a fund bears directly in connection with its own operations and may represent a duplication of fees to shareowners of the fund.

Temporary Defensive Positions

Although each fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, each fund (other than the Cash Reserves Fund) may invest up to 100% in money market securities as a defensive tactic in abnormal market conditions.

Types of Investment Risk

Active or Frequent Trading Risk. The risk of the realization and distribution to shareholders of higher capital gains as compared to a series with less active trading policies. Frequent trading also increases transaction costs, which could detract from the performance.

Asset Allocation Risk. The risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.

Call Risk. The risk that the issuer of a security will retire or redeem (“call”) the security with a higher rate of interest before the scheduled maturity date when interest rates have declined.

Correlation Risk. The risk that changes in the value of a hedging instrument or hedging technique will not match those of the asset being hedged (hedging is the use of one investment to offset the possible adverse effects of another investment).

Counterparty Risk. The risk that the counterparty under an agreement will not live up to its obligations.

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise not honor a financial obligation.

Currency Risk. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the U.S. dollar value of an investment.

Extension Risk. The risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security’s value.

Hedging Risk. When a fund hedges an asset it holds (typically by using a derivative contract or derivative security), any gain or loss generated by the hedge should be substantially offset by losses or gains on the hedged asset. Hedging is a useful way to reduce or eliminate risk of loss, but it will also reduce or eliminate the potential for investment gains.

Information Risk. The risk that key information about a security or market is inaccurate or unavailable.

Interest Rate Risk. The risk of declines in market value of an income bearing investment due to changes in prevailing interest rates. With fixed-rate securities, a rise in interest rates typically causes a decline in market values, while a fall in interest rates typically causes an increase in market values.

Leverage Risk. The risks associated with securities or investment practices that enhance return (or loss) without increasing the amount of investment, such as buying securities on margin or using certain derivative contracts or derivative securities. A fund’s gain or loss on a leveraged position may be greater than the actual market gain or loss in the underlying security or instrument. A fund may also incur additional costs in taking a leveraged position (such as interest on borrowings) that may not be incurred in taking a non-leveraged position.

Liquidity Risk. The risk that certain securities or other investments may be difficult or impossible to sell at the time the fund would like to sell them or at the price the fund values them.

Management Risk. The risk that a strategy used by a fund’s Investment Adviser may fail to produce the intended result. This risk is common to all mutual funds.

Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, due to factors that have nothing to do with the issuer. This risk is common to all stocks and bonds and the mutual funds that invest in them.

Natural Event Risk. The risk of losses attributable to natural disasters, crop failures and similar events.

Opportunity Risk. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are committed to less advantageous investments.

Political Risk. The risk of losses directly attributable to government actions or political events of any sort, including military actions and/or expropriation of assets.

Prepayment Risk. The risk that an unexpected fall in prevailing interest rates will shorten the life of an outstanding mortgage-backed security by increasing the expected number of mortgage prepayments, thereby reducing the security’s return.

Speculation Risk. Speculation is the assumption of risk in anticipation of gain but recognizing a higher than average possibility of loss. To the extent that a derivative contract or derivative security is used speculatively (i.e., not used as a hedge), a fund is directly exposed to the risks of that derivative contract or security. Gains or losses from speculative positions in a derivative contract or security may be substantially greater than the derivative contract or security’s original cost.

Valuation Risk. The risk that a fund could not sell a security or other portfolio investment for the market value or fair value established for it at any time. Similarly, the risk that the fair valuation of securities or other portfolio investments may result in greater fluctuation in their value from one day to the next than would be the case if the market values were available.

Higher-Risk Securities and Practices

Security or Practice	Description	Related Risks
ADRs

ADRs are receipts typically issued by a U.S. financial institution which evidence ownership of underlying securities of foreign corporate issuers. Generally, ADRs are in registered form and are designed for trading in U.S. markets.

Market, currency, information, natural event, and political risks (i.e., the risks of foreign securities).
Asset-Backed Securities

Securities backed by pools of commercial and/or consumer loans such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables.

Credit, extension, prepayment, and interest rate risks.
Borrowing	The borrowing of money from financial institutions or through reverse repurchase agreements.	Leverage and credit risks.
Emerging Market Securities

Any foreign securities primarily traded on exchanges located in or issued by companies organized or primarily operating in countries that are considered lesser developed than countries like the U.S., Australia, Japan, or those of Western Europe.

Credit, market, currency, information, liquidity, interest rate, valuation, natural event, and political risks.
EDRs and GDRs

EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. financial institution similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Market, currency, information, natural event, and political risks (i.e., the risks of foreign securities).
Foreign Money Market Securities	Short-term debt obligations issued either by foreign financial institutions or by foreign branches of U.S. financial institutions or foreign issuers.	Market, currency, information, interest rate, natural event, and political risks.
Foreign Securities

Securities issued by companies organized or whose principal operations are outside the U.S., securities issued by companies whose securities are principally traded outside the U.S., or securities denominated or quoted in foreign currency. The term “foreign securities” includes ADRs, EDRs, GDRs, and foreign money market securities.

Market, currency, information, natural event, and political risks.
Forward Foreign Currency Exchange Contracts	Contracts involving the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.	Currency, liquidity, and leverage risks. When used for hedging, also has hedging, correlation, and opportunity risks. When used speculatively, also has speculation risks.
Futures Contracts (including financial futures contracts)

In general, an agreement to buy or sell a specific amount of a commodity, financial instrument, or index at a particular price on a stipulated future date. Financial futures contracts include interest rate futures contracts, securities index futures contracts, and currency futures contracts. Unlike an option, a futures contract obligates the buyer to buy and the seller to sell the underlying commodity or financial instrument at the agreed-upon price and date or to pay or receive money in an amount equal to such price.

Interest rate, currency, market, hedging or speculation, leverage, correlation, liquidity, credit, and opportunity risks.
Illiquid Securities	Any investment that may be difficult or impossible to sell within seven days for the price at which the fund values it.	Liquidity, valuation and market risks.
Mortgage-Backed Securities	Securities backed by pools of mortgages, including passthrough certificates, PACs, TACs, CMOs, and when available, pools of mortgage loans generated by credit unions.	Credit, extension, prepayment, and interest rate risks.
Non-Investment Grade Securities	Investing in debt securities rated below BBB/Baa (i.e., “junk” bonds).	Credit, market, interest rate, liquidity, valuation, and information risks.
Options (including options on financial futures contracts)

In general, an option is the right to buy (called a “call”) or sell (called a “put”) property for an agreed-upon price at any time prior to an expiration date. Both call and put options may be either written (i.e., sold) or purchased on securities, indices, interest rate futures contracts, index futures contracts, or currency futures contracts.

Interest rate, currency, market, hedging or speculation, leverage, correlation, liquidity, credit, and opportunity risks.
Repurchase Agreements	The purchase of a security that the seller agrees to buy back later at the same price plus interest.	Credit risk.
Restricted Securities	Securities originally issued in a private placement rather than a public offering. These securities often cannot be freely traded on the open market.	Liquidity, valuation, and market risks.
Reverse Repurchase Agreements	The lending of short-term debt securities; often used to facilitate borrowing.	Leverage and credit risks.
Securities Lending	The lending of securities to financial institutions, which provide cash or government securities as collateral.	Credit risk.
Shares of Other Investment Companies	The purchase of shares issued by other investment companies. These investments are subject to the fees and expenses of the underlying investment company(s).	Market risks and the layering of fees and expenses.
Short-Term Trading	Selling a security soon after purchase or purchasing it soon after it was sold (a fund engaging in short-term trading will have higher turnover and transaction expenses).	Market, liquidity and opportunity risks.
Smaller Capitalization Companies

The purchase of securities issued by a company with a market capitalization (i.e., the price per share of its common stock multiplied by the number of shares of common stock outstanding) within the range of those companies represented in either the S&P Small Cap 600 Index or the Russell 2000 ® Index.

Market and liquidity risk.
Swaps

The entry into interest rate, credit default, index, currency exchange rate and total return swap agreements whereby the parties agree to exchange rates of return (or differentials therein) earned or realized on predetermined investments or instruments.

Market, liquidity, currency, credit, counterparty, leverage and opportunity risks.
When-Issued Securities and Forward Commitments	The purchase or sale of securities for delivery at a future date; market value may change before delivery.	Market, opportunity, and leverage risks.

Higher-Risk Securities and Practices Table.The following table shows each fund’s investment limitations with respect to certain higher risk securities and practices as a percentage of portfolio assets. A number in the column indicates the maximum percentage of total assets that the fund is permitted to invest in that practice or type of security. Numbers in this table show allowable usage only; for actual usage, consult the fund’s annual and semi-annual reports.

	Cash Reserves	Bond	High Income	Div. Income	Equity Income	Large Cap Value	Large Cap Growth	Mid Cap	Small Cap	Int’l Stock	Cons. Alloc.	Mod. Alloc.	Agg. Alloc.
Borrowing	30	30	30	30	30	30	30	30	30	30	30	30	30
Repurchase Agreements	*	*	*	*	*	*	*	*	*	*	*	*	*
Securities Lending	X	33⅓	33⅓	33⅓	33⅓	33⅓	33⅓	33⅓	33⅓	33⅓	X	X	X
Short-Term Trading	*	*	*	*	*	*	*	*	*	*	*	*	*
When-Issued Securities; Forward Commitments	25	25	25	25	25	25	25	*	*	25	**	**	**
Shares of Other Investment Companies[1]	10	10	10	10	10	10	10	10	10	10	100	100	100
Non-Investment Grade Securities	X	20	*	20	20	20	20	20	30	20	**	**	**
Foreign Securities	25[2]	25	50	25	10	25	25	25	20	*	**	**	**
Emerging Market Securities	X	10	25	15	15	15	15	15	15	50	**	**	**
Illiquid Securities[3]	10	15	15	15	15	15	15	15	15	15	**	**	**
Restricted Securities	25**	15	30	15	15	15	15	15	15	15	**	**	**
Mortgage-Backed Securities	X	50***	30	25***	X	10	X	X	X	X	**	**	**
Swaps	X	15	15	15	15	15	15	15	15	15	**	**	**
Options on Securities, Indices or Currencies	X	10**	10	15	*	20	20	20**	25**	10**	**	**	**
Futures Contracts[4]	X	10**	10**	15	20	20	20	20**	25**	10**	**	**	**
Options on Futures Contracts[4]	X	10**	10**	15	20	20	20	20**	25**	10**	**	**	**
Forward Foreign Currency Exchange Contracts	X	10**	10	10**	10**	10**	10**	10	10**	10**	**	**	**

________________________________________
1 Includes ETFs.

2 U.S. dollar-denominated foreign money market securities only.

3 Numbers in this row refer to net, rather than total, assets.

4 Financial futures contracts and related options only, including futures, contracts and options on futures contracts and on currencies.

Legend

*     One asterisk means that there is no policy limitation on the fund’s usage of that practice or type of security, and that the fund may be currently using that practice or investing in that type of security.

**     Two asterisks mean that the fund is permitted to use that practice or invest in that type of security, but is not expected to do so on a regular basis.

***     Excluding government sponsored agency paper.

X     An “X” mark means that the fund is not permitted to use that practice or invest in that type of security.

FUND NAMES

In the judgment of Madison, the Bond, High Income, Large Cap Value, Large Cap Growth, Mid Cap, Small Cap and International Stock Funds have names that suggest a focus on a particular industry, group of industries or type of investment. In accordance with the provisions of Rule 35d-1 of the 1940 Act, each of these funds will, under normal circumstances, invest at least 80% of its assets in the particular industry, group of industries, or type of investment of the type suggested by its name. For this purpose, “assets” means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the fund’s outstanding shares as defined in the 1940 Act. The names of these funds may be changed at any time by a vote of the Board. As required by Rule 35d-1, shareholders of funds subject to Rule 35d-1 will receive a 60-day written notice of any change to the investment policy describing the type of investment that the name suggests.

INVESTMENT LIMITATIONS

The Trust has adopted the following restrictions and policies relating to the investment of assets and the activities of each fund. The policies in this “Investment Limitations” section are fundamental and may not be changed for a fund without the approval of the holders of a majority of the outstanding votes of that fund (which for this purpose and under the 1940 Act means the lesser of (i) sixty-seven percent (67%) of the outstanding votes attributable to shares represented at a meeting at which more than fifty percent (50%) of the outstanding votes attributable to shares are represented or (ii) more than fifty percent (50%) of the outstanding votes attributable to shares). Except as noted below, none of the funds within the Trust may:

(1)

with respect to 75% of the fund’s total assets, purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if (i) such purchase would cause more than 5% of the fund’s total assets taken at market value to be invested in the securities of such issuer or (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund;

(2)	invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities), except that each Target Allocation Fund may invest more than 25% of its assets in any one underlying affiliated fund;

(3)	borrow money, except that it may (a) borrow from any lender for temporary purposes in amounts not in excess of 5% of its total assets and (b) borrow from banks in any amount for any purpose, provided that immediately after borrowing from a bank the fund’s aggregate borrowings from any source do not exceed 33 1/3% of the fund’s total assets (including the amount borrowed). If, after borrowing from a bank, a fund’s aggregate borrowings later exceed 33 1/3% of the fund’s total assets, the fund will, within three days after exceeding such limit (not including Sundays or holidays), reduce the amount of its borrowings to meet the limitation. A fund may make additional investments while it has borrowings outstanding. A fund may make other borrowings to the extent permitted by applicable law;

(4)	make loans, except through (a) the purchase of debt obligations in accordance with the fund’s investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law;

(5)	underwrite securities issued by others, except to the extent that the sale of portfolio securities by the fund may be deemed to be an underwriting;

(6)	purchase, hold or deal in real estate, although a fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a fund as a result of the ownership of securities;

(7)	invest in commodities or commodity contracts, except that the fund may invest in currency, and financial instruments and contracts that are commodities or commodity contracts; or

(8)	issue senior securities to the extent such issuance would violate applicable law.

In addition to the fundamental policies listed above, the investment objective in each fund is a fundamental policy that cannot be changed without the approval of a majority of the fund’s outstanding voting securities.

The following restrictions are not fundamental policies and may be changed without the approval of the shareholders in the affected fund. No fund will:

(1)	sell securities short or maintain a short position except for short sales against the box; or

(2)	invest in foreign securities in excess of the following percentages of the value of its total assets:

Cash Reserves Fund     25% (limited to U.S. dollar denominated foreign money market securities)

Bond Fund     25%

High Income Fund     50%

Diversified Income Fund     25%

Equity Income Fund      25%
Large Cap Value Fund     25%

Large Cap Growth Fund     25%

Mid Cap Fund     25%

Small Cap Fund      20%

International Stock Fund     100%

(3)     purchase any security which is not readily marketable if more than 15% (10% for the Cash Reserves Fund) of the net assets of the fund taken at market value, would be invested in such securities.

Except for the limitations on borrowing from banks, if the above percentage restrictions, or any restrictions elsewhere in this SAI or in the prospectus covering fund shares, are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.

Notwithstanding the foregoing investment limitations, the underlying funds in which the Target Allocation Funds may invest have adopted certain investment restrictions that may be more or less restrictive than those listed above, thereby permitting a Target Allocation Fund to engage indirectly in investment strategies that may be prohibited under the investment limitations listed above. The investment restrictions of each underlying fund are set forth in the prospectus and SAI for that underlying fund.

PORTFOLIO TURNOVER

While the Cash Reserves Fund is not subject to specific restrictions on portfolio turnover, it generally does not seek profits by short-term trading. However, it may dispose of a portfolio security prior to its maturity where disposition seems advisable because of a revised credit evaluation of the issuer or other considerations.

Each fund will trade securities held by it whenever, in the Investment Adviser’s view, changes are appropriate to achieve the stated investment objectives. Other than the Large Cap Growth Fund, the Investment Adviser does not anticipate that unusual portfolio turnover will be required and intends to keep such turnover to moderate levels consistent with the objectives of each fund. Although the Investment Adviser makes no assurances, it is expected that the annual portfolio turnover rate for each fund (other than the Large Cap Growth Fund) will be generally less than 100%. This would mean that normally less than 100% of the securities held by the fund would be replaced in any one year.
For the fiscal years ended October 31, 2009 and October 31, 2008, portfolio turnover for each fund was as follows:

Fund	2009	2008
Conservative Allocation	38%	90%
Moderate Allocation	30%	83%
Aggressive Allocation	17%	91%
Cash Reserves	1%	1%
Bond	37%	22%
High Income	73%	59%
Diversified Income	28%	15%
Equity Income[1]	N/A	N/A
Large Cap Value	86%	55%
Large Cap Growth	105%	141%
Mid Cap[2]	198%	127%
Small Cap[3]	21%	55%
International Stock	82%	69%

________________________________________

1 The Equity Income Fund commenced operations on November 1, 2009.

2 Effective March 1, 2010, the Mid Cap Value Fund merged with and into the Mid Cap Growth Fund and the Mid Cap Growth Fund changed its      name to the “Mid Cap Fund.”

3 Effective November 30, 2009, the Small Cap Growth Fund merged with and into the Small Cap Value Fund and the Small Cap Value Fund      changed its name to the “Small Cap Fund.”

MANAGEMENT OF THE TRUST

Trustees and Officers

The Trust is governed by the Board. The Board has the duties and responsibilities set forth under the applicable laws of the State of Delaware, including but not limited to the management and supervision of the funds.

The Board, from time to time, may include individuals who may be deemed to be affiliated persons of Madison. At all times, however, a majority of Board members will not be affiliated with Madison or the funds. Board members serve indefinite terms, while officers of the Trust are elected annually.

The funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing Board members, changing fundamental policies, approving certain management contracts, approving or amending a 12b-1 plan, or as otherwise required by the 1940 Act or the Declaration of Trust.

The address of each trustee and officer is 550 Science Drive, Madison, Wisconsin 53711, except for Mr. Mason for which it is 8777 N. Gainey Center Drive, #220, Scottsdale, Arizona 85258.

Interested Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships
Katherine L. Frank[1] 1960	Trustee and President, 2009 – Present

Madison Investment Advisors, Inc. (“MIA”) (affiliated investment advisory firm of Madison) , Managing Director and Vice President, 1986 – Present

Madison, Director and Vice President, 2004 – Present

Madison Mosaic, LLC (affiliated investment advisory firm of Madison ), President, 1996 – Present

Madison Mosaic Funds (13) (mutual funds) and Madison Strategic Sector Premium Fund (closed end fund), President, 1996 – Present

Madison/Claymore Covered Call and Equity Strategy Fund (closed end fund), Vice President, 2005 – Present

Ultra Series Fund (19) (mutual fund), President, 2009 – Present

Madison Mosaic Funds (all but Equity Trust) and Madison Strategic Sector Premium Fund, 1996 – Present Ultra Series Fund (19), 2009 – Present
Frank E. Burgess 1942	Vice President, 2009 – Present

MIA, Founder, President and Director, 1973 – Present

Madison, President and Director, 2004 – Present

Madison Mosaic Funds (13) and Madison Strategic Sector Premium Fund, Vice President, 1996 – Present

Ultra Series Fund (19), Vice President, 2009 – Present

N/A
Jay R. Sekelsky 1959	Vice President, 2009 – Present

MIA, Managing Director and Vice President, 1990 – Present

Madison, Director, 2009 – Present

Madison Mosaic, LLC, Vice President, 1996 – Present

Madison Mosaic Funds (13) and Madison Strategic Sector Premium Fund, Vice President, 1996 – Present

Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2005 – Present

Ultra Series Fund (19), Vice President, 2009 – Present

N/A
Paul Lefurgey 1964	Vice President, 2009 – Present

MIA, Managing Director, Head of Fixed Income, 2005 – Present

Madison, Portfolio Manager, 2009 – Present

MEMBERS Capital Advisors, Inc. (“MCA”) (investment advisory firm), Madison, WI, Vice President, 2003 – 2005

Ultra Series Fund (19), Vice President, 2009 – Present

N/A
Greg D. Hoppe 1969	Treasurer, 2009 – Present

MIA and Madison Mosaic, LLC, Vice President, 1999 – Present

Madison, Vice President, 2009 – Present

Madison Mosaic Funds (13), Treasurer, 2009 – Present; Chief Financial Officer, 1999 – 2009

Madison Strategic Sector Premium Fund, Treasurer, 2005 – Present; Chief Financial Officer, 2005 – 2009

Madison/Claymore Covered Call and Equity Strategy Fund , Vice President, 2008 – Present

Ultra Series Fund (19), Treasurer, 2009 – Present

N/A
Holly S. Baggot 1960	Secretary, 1999 – Present Assistant Treasurer, 1999 – 2007; 2009 – Present Treasurer, 2008 – 2009

Madison, Vice President, 2009 – Present

MCA, Director-Mutual Funds, 2008-2009 ; Director-Mutual Fund Operations, 2006-2008; Operations Officer-Mutual Funds, 2005-2006; Senior Manager-Product & Fund Operations, 2001-2005

Madison Mosaic Funds (13) and Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2009 – Present

Ultra Series Fund (19), Secretary, 1999-Present; Treasurer, 2008-2009; Assistant Treasurer, 1997-2007 and 2009-Present

N/A
W. Richard Mason 1960	Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 – Present

MIA, Madison, Madison Scottsdale, LC (an affiliated investment advisory firm of Madison) and Madison Mosaic, LLC, Chief Compliance Officer and Corporate Counsel, 2009 – Present; General Counsel and Chief Compliance Officer, 1996 – 2009

Mosaic Funds Distributor, LLC (an affiliated brokerage firm of Madison), Principal, 1998 – Present

Concord Asset Management (“Concord”) (an affiliated investment advisory firm of Madison) , LLC, General Counsel, 1996 – 2009

Madison Mosaic Funds (13) and Madison Strategic Sector Premium Fund, Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 – Present; Secretary, General Counsel and Chief Compliance Officer, 1992 – 2009

Ultra Series Fund (19), Chief Compliance Officer , Corporate Counsel and Assistant Secretary, 2009 – Present

N/A
Pamela M. Krill 1966	General Counsel, Chief Legal Officer and Assistant Secretary, 2009 – Present

MIA, Madison, Madison Scottsdale, LC, Madison Mosaic, LLC, Mosaic Funds Distributor, and Concord, General Counsel and Chief Legal Officer, 2009 – Present

Madison Mosaic Funds (13) and Madison Strategic Sector Premium Fund, General Counsel, Chief Legal Officer and Assistant Secretary, 2009 – Present

Ultra Series Fund (19), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 – Present

CUNA Mutual Insurance Society (insurance company with affiliated investment advisory, brokerage and mutual fund operations), Madison, WI, Managing Associate General Counsel-Securities & Investments, 2007 – 2009

Godfrey & Kahn, S.C. (law firm), Madison and Milwaukee, WI, Shareholder, Securities Practice Group, 1994-2007

N/A

________________________________________
1 “Interested person” as defined in the 1940 Act. Considered an interested Trustee because of the position held with the investment adviser of the Trust.

Independent Trustees

Name and Year of Birth	Position(s) and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex[2]	Other Directorships/ Trusteeships
Lorence D. Wheeler 1938	Trustee, 2009 – Present	Retired investor Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide), Madison, WI, President, 1997 – 2001	46

Grand Mountain Bank FSB and Grand Mountain Bancshares, Inc. 2003 – Present

Madison Mosaic Funds (13) and Madison Strategic Sector Premium Fund, 1996 – Present

Madison/Claymore Covered Call and Equity Strategy Fund, 1996 – Present

Ultra Series Fund (19), 2009 – Present

Steven P. Riege 1954	Trustee, 2005 – Present	The Rgroup (management consulting), Milwaukee, WI, Owner/President, 2001 – Present Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President-Marketing and Vice President-Human Resources, 1986 – 2001	32	Ultra Series Fund (19), 2005 – Present
Richard E. Struthers 1952	Trustee, 2004 – Present	Clearwater Capital Management (investment advisory firm), Minneapolis, MN, Chair and Chief Executive Officer, 1998 – Present Park Nicollet Health Services, Minneapolis, MN, Chairman, Finance and Investment Committee, 2006 – Present IAI Mutual Funds, Minneapolis, MN, President and Director, 1992-1997	32	Park Nicolet Health Services, 2001 – Present Micro Component Technology, Inc., 2008 – Present Ultra Series Fund (19), 2004 – Present
Philip E. Blake 1944	Trustee, 2009 – Present	Retired Investor Lee Enterprises, Inc (news and advertising publisher), Madison, WI, Vice President, 1998 - 2001 Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 – 2000	46

Madison Newspapers, Inc., 1993 – Present

Meriter Hospital & Health Services, 2000 – Present

Edgewood College, 2003 – Present

Madison Mosaic Funds (13) and Madison Strategic Sector Premium Fund, 1996 – Present

Ultra Series Fund (19), 2009 – Present

James R Imhoff, Jr. 1944	Trustee, 2009 – Present	First Weber Group (real estate brokers), Madison, WI, Chief Executive Officer, 1996 – Present	46

Park Bank, 1978 – Present

Madison Mosaic Funds (13) and Madison
Strategic Sector Premium Fund, 1996 – Present

Madison/Claymore Covered Call and Equity Strategy Fund, 1996 – Present

Ultra Series Fund (19), 2009 – Present

________________________________________

1 Independent Trustees serve in such capacity until the Trustee reaches the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.

2 As of the date of this SAI, the fund complex consists of the Trust with 13 portfolios, the Ultra Series Fund with 19 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Mosaic Equity, Income, Tax-Free and Government Money Market Trusts, which together have 13 portfolios, for a grand total of 46 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above. References to the “Fund Complex” in the following tables have the meaning disclosed in this paragraph.

Independent Trustee Compensation

Trustee Name	Aggregate Compensation from Trust[1]	Total Compensation from Trust and Fund Complex1, [2]
Steven P. Riege	$	$
Richard E. Struthers	$	$
Lorence D. Wheeler [4]	$	$
James R Imhoff, Jr. [4]	$	$
Philip E Blake [4]	$	$
Katherine L. Frank [3,4]	None	$

________________________________________

1     Amounts for the fiscal year ended October 31, 2009.

2     Fund Complex as defined above.

3     Non-compensated interested Trustee.

4 Elected Trustee effective June 25, 2009 for all but the Target Allocation Funds, the Diversified Income Fund and the Mid Cap Value Fund, for which the effective date is July 21, 2009.

There have been no arrangements or understandings between any trustee or officer and any other person(s) pursuant to which (s)he was selected as a trustee or officer.

Committees

Audit Committee

Members: Richard E. Struthers (Chairman), Steven P. Riege, James R. Imhoff, Jr., Philip E. Blake and Lorence D. Wheeler.
Function: The Audit Committee, which has adopted and operates in accordance with a separate Audit Committee charter, has as its purposes to meet with the funds’ independent registered public accountants to review the arrangements for and scope of the audit; discuss matters of concern relating to the funds’ financial statements, including any adjustments to such statements recommended by the independent registered public accountants, or other results of the audit; consider the independent registered public accountants’ comments and suggestions with respect to the funds’ financial policies, accounting procedures and internal accounting controls; and review the form of audit opinion the accountants propose to render to the funds.
The Audit Committee also reviews any memoranda prepared by the independent registered public accountants setting forth any recommended procedural changes; considers the effect upon the funds of any changes in accounting principles or practices proposed by management or the independent registered public accountants; reviews audit and non-audit services provided to the funds by the independent registered public accountants and the fees charged for such services; considers whether to retain the accountants for the next fiscal year and evaluates the independence of the independent registered public accountants; and reports to the Board from time to time and makes such recommendations as the committee deems necessary or appropriate.
The Audit Committee met six times during the fiscal year ended October 31, 2009. Five meetings were held in person and one meeting was a telephonic meeting.

Nominating and Governance Committee

Members: Steven Riege (Chair), Richard E. Struthers, James R Imhoff, Jr., Philip E Blake and Lorence D. Wheeler.

Function: The Nominating and Governance Committee, which has adopted and operates in accordance with a separate Nominating and Governance Committee charter, is responsible for nominating Trustees and officers to fill vacancies, evaluating their qualifications and determining Trustee compensation. The Nominating and Governance Committee was formed in August 2009 and held two in person meetings from then until the end of the Trust’s 2009 fiscal year (October 31, 2009).

Trustees’ Holdings

Trustees’ holdings in the Fund Complex as of December 31, 2009 was as follows:

Dollar Range of Equity Securities in the Trust[1]
	Aggressive Allocation	Large Cap Growth	Mid Cap Growth	International Stock	Aggregate Dollar Range of Equity Securities in Fund Complex[1,2]
Name of Trustee
Steven P. Riege
Richard E. Struthers
Lorence D. Wheeler
James R Imhoff, Jr.
Philip E Blake
Katherine L. Frank

________________________________________

1 Dollar ranges are as follows: none; $1–$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000. Information as of December 31, 2009.

2 Fund Complex as defined above.

SALES LOAD WAIVERS FOR CERTAIN AFFILIATED PERSONS OF THE TRUST

Class A shares may be offered without front-end sales charges to individuals (and their “immediate family,” as described in the prospectus) who, within the past twelve months, were (i) trustees, directors, officers, or employees of CUNA Mutual Group (which consists of CUNA Mutual Insurance Society and its subsidiaries and affiliates) or any of its affiliated companies; (ii) trustees, directors, officers or employees of Madison Investment Advisors, Inc. and/or its subsidiaries or affiliated companies; or (iii) members of the Board of Trustees of MEMBERS Mutual Funds or of the board of trustees of the Ultra Series Fund; and any trust, pension, profit sharing or other benefit plan which beneficially owns shares for these persons.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE TRUST’S SECURITIES

Based upon seed money and other subsequent investments, individually or combined, CUNA Mutual Insurance Society and CUMIS Insurance Society, Inc. (a wholly-owned subsidiary of CUNA Mutual Insurance Society) own more than 25% of the shares of certain funds as indicated in the chart below and may be deemed to control such funds. Until their ownership is diluted by the sale of shares to other shareholders or the redemption of their seed money and initial investments, CUNA Mutual Insurance Society and CUMIS Insurance Society, Inc. may each be able to significantly influence the outcome of any shareholder vote of these funds.

The following tables set forth 5% or more record ownership of shares of each class of each fund, if applicable, as of January 31, 2010.

Class A shares

Shareholder Name and Address	Fund Name

Class B shares

Shareholder Name and Address	Fund Name

________________________________________
* Ownership represents ownership of record rather than beneficial ownership.

Class C shares

Shareholder Name and Address	Fund Name

________________________________________
* Ownership represents ownership of record rather than beneficial ownership.

Class Y shares

Shareholder	Bond	High Income	Large Cap Value	Large Cap Growth	Mid Cap Value	Mid Cap Growth	Small Cap Value	Small Cap Growth	Int’l Stock
MEMBERS Conservative Allocation Fund 5910 Mineral Point Road Madison, WI 53705
MEMBERS Moderate Allocation Fund 5910 Mineral Point Road Madison, WI 53705
MEMBERS Aggressive Allocation Fund 5910 Mineral Point Road Madison, WI 53705
Ultra Series Conservative Allocation Fund 5910 Mineral Point Road Madison, WI 53705
Ultra Series Moderate Allocation Fund 5910 Mineral Point Road Madison, WI 53705
Ultra Series Aggressive Allocation Fund 5910 Mineral Point Road Madison, WI 53705
Trust Under CMIS Non-Qualified Deferred Compensation Plan for Employees PRE-05-DC 5910 Mineral Point Road Madison, WI 53705
Trust Under CMIS Non-Qualified Deferred Compensation Plan for Employees PRE-05-DB 5910 Mineral Point Road Madison, WI 53705
Trust Under CMIS Non-Qualified Deferred Compensation Plan for Employees POST-04-DC 5910 Mineral Point Road Madison, WI 53705
Trust Under CMIS Non-Qualified Deferred Compensation Plan for Employees POST-04-DB 5910 Mineral Point Road Madison, WI 53705
Trust Under CMIS Non-Qualified Deferred Compensation Plan for Directors 5910 Mineral Point Road Madison, WI 53705

As of January 31, 2010, the Trust’s trustees and officers, as a group, owned less than one percent of the outstanding voting securities of each fund.

PORTFOLIO MANAGEMENT

Madison Asset Management, LLC

Background. The investment adviser to the Trust, Madison Asset Management, LLC (“Madison”), is a registered investment adviser located at 550 Science Drive, Madison, WI 53711. Madison is jointly owned by Madison Investment Advisors, Inc. (“MIA”), 550 Science Drive, Madison, WI 53711, and CUNA Mutual Insurance Society (“CUNA Mutual”), 5910 Mineral Point Road, Madison, WI 53705, although MIA has a controlling interest in Madison (CUNA Mutual’s interest in Madison is a non-voting equity interest). Madison shares investment personnel with MIA. MIA is a registered investment adviser founded in 1973. In addition to Madison, MIA operates Madison Scottsdale, LC (a registered investment adviser providing portfolio management services to insurance companies) in Scottsdale, Arizona and Madison Mosaic, LLC (a registered investment adviser providing portfolio management services, along with MIA, to various mutual funds), also principally located at 550 Science Drive, Madison, WI 53711. MIA also controls Concord Asset Management, LLC (a registered investment adviser providing portfolio management services to high net worth individuals) in Chicago, Illinois. Frank E. Burgess, who is the founder, President and a Director of MIA, owns a controlling interest of MIA, which, in turn, controls Madison.

Investment Advisory Agreement. Madison has entered into an Investment Advisory Agreement with the Trust (the “Advisory Agreement”) that requires Madison to provide continuous professional investment management of the investments of the Trust, including establishing an investment program complying with the investment objectives, policies, and restrictions of each fund. Under the Advisory Agreement, Madison is also generally responsible for the other operations of the Trust. As compensation for its services under the Advisory Agreement, the Trust pays Madison a fee computed at an annualized percentage rate of the average daily value of the net assets of each fund as follows:

Fund	Management Fee[4]	Total Advisory Fees Incurred During the Fiscal Year Ended October 31, 2009[5]	Total Advisory Fees Incurred During the Fiscal Year Ended October 31, 2008[5]	Total Advisory Fees Incurred During the Fiscal Year Ended October 31, 2007[5]
Conservative Allocation	0.20%	$60,116	$54,734	$23,224
Moderate Allocation	0.20%	$147,366	$163,842	$88,026
Aggressive Allocation	0.20%	$47,392	$53,334	$28,020
Cash Reserves	0.40%	$84,389	$69,411	$74,228
Bond	0.50%	$920,501	$671,199	$533,396
High Income	0.55%	$479,986	$392,802	$344,871
Diversified Income	0.65%	$574,699	$813,679	$1,047,632
Equity Income[1]	0.85%	N/A	N/A	N/A
Large Cap Value	0.55%	$676,140	$903,472	$1,085,328
Large Cap Growth	0.75%	$994,038	$1,238,664	$986,777
Mid Cap[2]	0.75%	$552,755	$543,410	$502,286
Small Cap[3]	1.00%	$306,138	$211,065	$127,059
International Stock	1.05%	$1,280,031	$1,315,045	$1,127,702
	Totals	$6,122,551	$6,430,657	$5,968,549

1Fund commenced investment operations on November 1, 2009.

2      Effective March 1, 2010, the Mid Cap Value Fund merged with and into the Mid Cap Growth Fund and the Mid Cap Growth Fund changed its           name to the “Mid Cap Fund.”

3 Effective November 30, 2009, the Small Cap Growth Fund merged with and into the Small Cap Value Fund and the Small Cap Value Fund      changed its name to the “Small Cap Fund.”

4 Except for the Target Allocation Funds, each fund’s management fee will be reduced by 0.05% on assets exceeding $500 million, and by another 0.05% on assets exceeding $1 billion.

5 Advisory fees incurred by the funds prior to July 1, 2009, were paid to the funds’ prior investment adviser. Such fees incurred on and after this      date were paid to Madison.

Services Agreement. Madison has entered into a Services Agreement with the Trust (the “Services Agreement”) that obligates Madison to provide or otherwise arrange for the Trust to have all operational and support services it needs. Such services may include:

•	Handling bookkeeping and portfolio accounting for the Trust.

•	Handling telephone inquiries, cash withdrawals and other customer service functions (including monitoring wire transfers).

•	Providing appropriate supplies, equipment and ancillary services necessary to conduct the Trust’s affairs.

•	Arranging for and paying the custodian, fund transfer agent, fund accountant and fund administrator.

•	Arranging for and paying the Trust’s independent registered public accountants.

•	Arranging for and paying the Trust’s legal counsel and outside counsel to the Independent Trustees.

•	Registering the Trust and its shares with the SEC and notifying any applicable state securities commissions of the sale of such shares in their jurisdiction.

•	Printing and distributing prospectuses and periodic financial reports to current shareholders.

•	Paying for trade association membership.

•	Preparing shareholder reports, proxy materials and holding shareholder meetings.

•	Paying the Independent Trustees’ meeting fees and out-of-pocket expenses.

Madison provides all these services for a fee calculated as a percentage of each fund’s average daily net assets. This fee is reviewed and approved at least annually by the Board and is compared with the fee paid by other mutual funds of similar size and investment objective to determine if it is reasonable. In providing or arranging for the provision of the various services covered by the Services Agreement, Madison negotiates for the best services at the best price available from the Trust’s unaffiliated service providers. Because Trust expenses have historically exceeded the service fee levels noted below, Madison is currently subsidizing Trust expenses in excess of such levels. Accordingly, at the current time, to the extent Madison is able to negotiate discounts from service providers, these discounts are not passed onto the Trust. If and when Trust expenses from unaffiliated service providers decrease below the service fees being charged, the level of service fees may also decrease.

During the three fiscal years ended October 31, 2009, the Trust paid the following service fees to Madison:

Fund	Service Fee[4]	Total Service Fees Incurred During the Fiscal Year Ended October 31, 2009 [5]	Total Service Fees Incurred During the Fiscal Year Ended October 31, 2008[5]	Total Service Fees Incurred During the Fiscal Year Ended October 31, 2007[5]
Conservative Allocation	0.25%		N/A	N/A
Moderate Allocation	0.25%		N/A	N/A
Aggressive Allocation	0.25%		N/A	N/A
Cash Reserves	0.15%		N/A	N/A
Bond	0.15%		N/A	N/A
High Income	0.20%		N/A	N/A
Diversified Income	0.20%		N/A	N/A
Equity Income[1]	0.15%	N/A	N/A	N/A
Large Cap Value	0.36%		N/A	N/A
Large Cap Growth	0.20%		N/A	N/A
Mid Cap[2]	0.20%		N/A	N/A
Small Cap[3]	0.25%		N/A	N/A
International Stock	0.30%		N/A	N/A
Total		$___________	N/A	N/A

1Fund commenced investment operations on November 1, 2009.

2 Effective March 1, 2010, the Mid Cap Value Fund merged with and into the Mid Cap Growth Fund and the Mid Cap Growth Fund changed its      name to the “Mid Cap Fund.”

3 Effective November 30, 2009, the Small Cap Growth Fund merged with and into the Small Cap Value Fund and the Small Cap Value Fund      changed its name to the “Small Cap Fund.”

4 Madison has agreed to limit the service fee of each fund at the levels noted for the period from July 1, 2009 until June 30, 2011. If the actual      expenses for the services are in excess of the service fee, Madison will be responsible for this excess, not the funds.

5 The Services Agreement was not put in place until July 1, 2009. Prior to that, the Trust paid all of the fees covered by the Services Agreement to the service vendors directly (subject to any expense cap agreement with the Trust’s prior investment adviser which had the effect of limiting the amount of such expenses to the fund).

The fees Madison receives under the Services Agreement are in addition to and independent of fees received pursuant to the Advisory Agreement. In addition, the Trust remains responsible for (i) transaction-related expenses including, but not limited to, brokerage commissions paid in connection with fund transactions, interest or fees in connection with fund indebtedness or taxes paid in connection with portfolio securities held, (ii) Rule 12b-1 distribution and service fees disclosed in the Trust’s prospectus, and (iii) any extraordinary or non-recurring expenses it incurs.

Subadvisory Agreements. As described in the prospectus, Madison manages the assets of the High Income, Small Cap and International Stock Funds using a “manager of managers” approach under which Madison allocates the fund’s assets among one or more “specialist” subadvisers (each, a “Subadviser”). The Trust and Madison have received an order from the SEC that permits the hiring of Subadvisers without shareholder approval. If Madison hires a new Subadviser pursuant to the order, shareholders will receive an “information statement” within 90 days after a change in Subadvisers that will provide relevant information about the reason for the change and any new Subadviser(s).

Even though Subadvisers have day-to-day responsibility over the management of the High Income, Small Cap and International Stock Funds, Madison retains the ultimate responsibility for the performance of these funds and will oversee the Subadvisers and recommend their hiring, termination and replacement to the Trust’s Board of Trustees.

Madison may, at some future time, employ a subadvisory or “manager of managers” approach to other new or existing funds in addition to the High Income, Small Cap and International Stock Funds.

Shenkman Capital Management, Inc. (High Income Fund)

As of the date of the prospectus, Shenkman Capital Management, Inc. (“SCM”) is the only Subadviser managing the assets of the High Income Fund. For its services to the fund, SCM receives a management fee from Madison, computed and accrued daily and paid monthly, based on the average daily net assets in the fund. SCM received the following management fees for its services during the fiscal years noted:

Fiscal year ended October 31	Amount
2009	$_________
2008	$267,660
2007	$235,132

Wellington Management Company, LLP (Small Cap Fund)

As of the date of the prospectus, Wellington Management Company, LLP (“Wellington Management”) is the only Subadviser managing the assets of the Small Cap Fund. For its services to the fund, Wellington Management receives a management fee from Madison, computed and accrued daily and paid monthly, based on the average daily net assets in the fund. Wellington Management received the following management fees for its services during the fiscal years noted:

Fiscal year ended October 31	Amount
2009	$_________
2008	$147,432
2007	$89,767

Lazard Asset Management LLC (International Stock Fund)

As of the date of the prospectus, Lazard Asset Management LLC (“Lazard”) is the only Subadviser managing the assets of the International Stock Fund. Lazard received the following management fees for its services during the fiscal years noted:

Fiscal year ended October 31	Amount
2009	$_________
2008	$739,437
2007	$647,558
PORTFOLIO MANAGERS

Madison Asset Management, LLC

Compensation. Madison believes investment professionals should receive compensation for the performance of the firm’s client accounts, their individual effort, and the overall profitability of the firm. As such, investment professionals receive a base salary, as well as an incentive bonus based on the attainment of certain goals and objectives in the portfolio management process (described below). The manager also participates in the overall profitability of the firm directly, through an ownership interest in the firm, or indirectly, through a firm-sponsored profit sharing plan. Madison believes its portfolio managers’ goals are aligned with those of long-term investors, recognizing client goals to outperform over the long-term, rather than focused on short-term performance contests.

With regard to incentive compensation, the incentive pools for the asset allocation, equity and fixed income teams are calculated based on revenue from each investment strategy. Managers are rewarded for performance relative to their benchmark(s) over both one and three year periods. Incentive compensation earned is paid out over a three year period, so that if a portfolio manager leaves the employ of Madison, he or she forfeits a percentage of his or her incentive compensation. The purpose of this structured payout is to aid in the retention of investment personnel. With the exception of Mr. Burgess, all investment professionals are eligible to participate in the incentive compensation pool.

The incentive compensation pool shared by the members of the firm’s asset allocation and equity management teams is based on the performance of the firm’s various asset allocation and equity composites measured against the appropriate index benchmarks. All firm asset allocation and equity accounts, including mutual funds, regardless of whether they are included in such composites, are managed with the same general investment philosophy, approach and applicable allocations, quality and other portfolio characteristics.

The incentive compensation pool shared by the members of the firm’s fixed-income management team is based on the performance of the firm’s various fixed-income composites measured against the applicable published index benchmarks. All firm fixed income accounts, including mutual funds, regardless of whether they are included in such composites, are managed with the same general investment philosophy, approach and applicable allocations regarding duration, spreads and other fixed-income characteristics. Incentive compensation is not earned for performance below 0.25% of an applicable benchmark and the compensation pool is generally fully paid for performance exceeding 0.75% of an applicable benchmark.

There is no difference in terms of the way the firm compensates portfolio managers for managing a mutual fund or a private client account (or any other type of account for that matter). Instead, compensation is based on the entire employment relationship, not based on the performance of any single account or type of account.

Other Accounts Managed (as of October 31, 2009):

David Hottmann – Target Allocation Funds

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts[1]	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	6	$827,689,000	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	7,935	$1,484,000,000	0	$0

Patrick Ryan – Target Allocation Funds

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts[1]	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	6	$827,689,000	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	7,935	$1,484,000,000	0	$0

Dean “Jack” Call – Bond Fund and Diversified Income Fund (fixed income portion)

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts[1]	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	2	$951,637,000	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Paul Lefurgey – Bond Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts[1]	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	8	$631,987,000	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	464	$4,760,000,000	0	$0

John Brown – Diversified Income Fund (equity portion) and Large Cap Value Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts[1]	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	2	$1,016,000,000	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	5,126	$1,336,000,000	0	$0

Dan Julie – Large Cap Value Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts[1]	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	1	$601,406,000	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	5,126	$1,336,000,000	0	$0

Frank Burgess – Equity Income Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts[1]	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	4	$264,025,000	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	5,125	$1,279,000,000	0	$0

Ray DiBernardo – Equity Income Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts[1]	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	4	$264,025,000	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	5,125	$1,279,000,000	0	$0

Bruce Ebel – Large Cap Growth Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts[1]	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	1	$408,707,000	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	5,126	$1,336,000,000	0	$0

David Halford – Large Cap Growth Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts[1]	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	1	$408,707,000	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	5,126	$1,336,000,000	0	$0

Richard Eisinger – Mid Cap Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts[1]	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	5	$399,413,000	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	5,125	$1,279,000,000	0	$0

Matt Hayner – Mid Cap Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts[1]	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	3	$54,047,000	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	5,125	$1,279,000,000	0	$0

__________________________

1 Numbers are approximate.

Material Conflicts of Interest: Madison is not aware of any material conflicts related to the management of similar accounts.
Fund Ownership: As of October 31, 2009, the portfolio managers’ ownership in fund shares was as follows:

Name of Portfolio Manager	Large Cap Value[1]	Large Cap Growth[1]	Mid Cap Value[1]	Equity Income[1]
David Hottmann	None	None	None	None
Patrick Ryan	None	None	None	None
Dean “Jack” Call	None	None	None	None
Paul Lefurgey	None	None	None	None
John Brown	$1-$10,000	$1-$10,000	$1-$10,000	None
Dan Julie	$10,001-$50,000	$10,001-$50,000	$1-$10,000	None
Frank Burgess	None	None	None	$50,001-$100,000
Ray DiBernardo	None	None	None	None
Bruce Ebel	None	None	None	None
David Halford	None	None	None	None
Richard Eisinger	None	None	None	None
Matt Hayner	None	None	None	None

________________________________________
1 Dollar ranges are as follows: none; $1–$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1 million; and over $1      million.

Shenkman Capital Management, Inc.

Compensation: SCM offers a highly competitive total compensation package. All team members receive a complete benefits package, base salary, and an annual bonus predicated on individual and firm performance. The percentage of compensation from salary and bonus varies by a team member’s merit. Typically, a bonus is a larger percentage of annual compensation for team members that have made contributions to the firm and achieved a long tenure with the firm.
Portfolio managers represent the majority of the firm’s senior management. Their compensation is not formally tied to a specific list of criteria. They are compensated based on their ability to implement the firm’s investment strategy, their ability to effectively perform their respective managerial functions, the overall investment performance of the firm, as well as the firm’s growth and profitability. All of the senior portfolio managers are owners of the firm.

Other Accounts Managed (as of October 31, 2009):

Mark Shenkman – High Income Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts[1]	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees[1]
Registered Investment Companies	3	$1,407,000,000	0	$0
Other Pooled Investment Vehicles	12	$1,514,000,000	3	$498,000,000
Other Accounts	105	$7,409,000,000	2	$642,000,000

Frank Whitley – High Income Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts[1]	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees[1]
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	10	$1,336,000,000	1	$359,000,000

Mark Flanagan – High Income Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts[1]	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees[1]
Registered Investment Companies	2	$692,000,000	0	$0
Other Pooled Investment Vehicles	2	$532,000,000	1	$31,000,000
Other Accounts	12	$2,026,000,000	0	$0

__________________________

1 Numbers are approximate.

Material Conflicts of Interest: As a general matter, SCM attempts to minimize conflicts of interest. To that end, SCM has implemented policies and procedures for the identification of conflicts of interest, a full copy of which is set forth in the firm’s compliance manual. In accordance with this policy, SCM has identified certain potential conflicts of interest in connection with its management of the High Income Fund.

A potential conflict of interest may arise as a result of SCM’s management of other accounts with varying investment guidelines. SCM adheres to a systematic process for the approval, allocation and execution of trades. It is SCM’s basic policy that investment opportunities be allocated among client accounts with similar investment objectives fairly over time while attempting to maintain minimum dispersion of returns. Because of the differences in client investment objectives and strategies, risk tolerances, tax status and other criteria, there may, however, be differences among clients in invested positions and securities held. Moreover, SCM may purchase a security for one client account while appropriately selling that same security for another client account. Furthermore, SCM may sell securities for only some client accounts without selling the same securities for other client accounts. Certain accounts managed by SCM may also be permitted to sell securities short. Accordingly, SCM and its employees may take short positions in equity securities of certain issuers for their own account or for the account of any other client at the same time the debt securities, convertible securities or bank loans of such issuers are held long in client accounts. When SCM or its employees engages in short sales of securities they could be seen as harming the performance of one or more clients, including the High Income Fund, for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Conversely, SCM and its employees may take long positions in equity securities of certain issuers for their own account or for the account of any other client at the same time the debt securities, convertible securities or bank loans of such issuers are sold out of client accounts. SCM also acts as investment manager to companies that have, or may in the future have, non-investment grade securities outstanding. SCM may purchase these securities for its client accounts, including for the High Income Fund. Additionally, SCM is not precluded from investing in securities of a company held in some of its client accounts in which such other of its clients have senior or subordinated rights relative to the other, or vice versa.
SCM permits its team members to trade securities for their own accounts. Investment personnel, through their position with the firm, are in a position to take investment opportunities for themselves before such opportunities are executed on behalf of clients. Thus, SCM has an obligation to assure that its team members do not “front-run” trades for clients or otherwise favor their own accounts. To that end, SCM maintains a personal trading policy that includes pre-clearance procedures that require team members to pre-clear all securities trades as well as shares of mutual funds for which SCM acts as subadviser.
SCM is entitled to receive performance fees from certain client accounts. The existence of those fees may incentivize the portfolio managers to disproportionately allocate investment opportunities to these accounts. SCM maintains an allocation policy and the firm’s chief compliance officer periodically reviews dispersion among the accounts and allocations to ensure that they are being allocated among all eligible accounts in an equitable manner.
SCM may execute transactions between or among client accounts (including rebalancing trades between client accounts) by executing simultaneous purchase and sale orders for the same security. Even in situations where SCM believes there is no disadvantage to its clients, these “cross trade” transactions may nonetheless create an inherent conflict of interest because SCM has a duty to obtain a price equitable for both the selling client and the purchasing client. When engaging in cross transactions, SCM ensures that all parties to the transaction receive at least as favorable a price as would be received if the transaction were executed on the open market.

Fund Ownership: As of October 31, 2009, neither Mark Shenkman, Frank Whitley nor Mark Flanagan owned any shares of the funds.

Wellington Management Company, LLP

Compensation. Wellington Management receives a fee based on the assets of the Small Cap Fund managed by Wellington Management, as set forth in the Subadvisory Agreement between Wellington Management and Madison. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Small Cap Fund. The following information relates to the fiscal year ended October 31, 2009.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Small Cap Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the fund (“Investment Professionals”) includes a base salary and incentive components. The base salary for the Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. The base salary for the other Investment Professional is determined by the Investment Professional’s experience and performance in his roles as an Investment Professional. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of the Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Small Cap Fund and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the Small Cap Fund is linked to the gross pre-tax performance of the portion of the fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by the Investment Professionals can, and typically do, represent a significant portion of their overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded, tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. McCormack is a partner of the firm.

Fund	Benchmark Index and/or Peer Group for the Incentive Period
Small Cap Fund	Russell 2000® Value Index until 11/30/09; Russell 2000® Index thereafter

Other Accounts Managed (as of October 31, 2009):

Timothy McCormack – Small Cap Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts[1]	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees[1]
Registered Investment Companies	7	$948,000,000	0	$0
Other Pooled Investment Vehicles	4	$271,000,000	0	$0
Other Accounts	19	$862,000,000	0	$0

Shaun Pedersen – Small Cap Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts[1]	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees[1]
Registered Investment Companies	8	$955,000,000	0	$0
Other Pooled Investment Vehicles	7	$531,000,000	1	$7,000,000
Other Accounts	19	$862,000,000	0	$0

__________________________

1 Numbers are approximate.

Material Conflicts of Interest:Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Small Cap Fund’s Investment Professionals generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the fund. The Investment Professionals make investment decisions for each account, including the Small Cap Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Small Cap Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the fund.
An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Small Cap Fund, or make investment decisions that are similar to those made for the fund, both of which have the potential to adversely impact the fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the fund. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management, and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Fund Ownership: As of October 31, 2009, neither Timothy McCormack nor Shaun Pederson owned any shares of the funds.

Lazard Asset Management LLC

Compensation: Lazard’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks and fees to those managed on behalf of the International Stock Fund. Portfolio managers responsible for managing the fund may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.

Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy such as leadership, teamwork and commitment.

Total compensation is not fixed, but rather is based on the following factors: (i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iii) ability and willingness to develop and share ideas on a team basis; and (iv) the performance results of the portfolios managed by the investment team.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark (as set forth in the prospectus) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager’s bonus can be influenced by subjective measurement of the manager’s ability to help others make investment decisions.

Other Accounts Managed (as of October 31 2009):

John Reinsberg – International Stock Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts[1]	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees[1]
Registered Investment Companies	5	$1,124,000,000	0	$36,070,054
Other Pooled Investment Vehicles	4	$100,000,000	4	$100,000,000
Other Accounts	60	$4,041,000,000	0	$0

Michael Bennett – International Stock Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts[1]	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees[1]
Registered Investment Companies	7	$2,877,050,207	1	$1,744,000,000
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	264	$9,275,000,000	0	$0

Michael Fry – International Stock Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts[1]	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees[1]
Registered Investment Companies	4	$818,000,000	0	$0
Other Pooled Investment Vehicles	4	$162,000,000	0	$0
Other Accounts	35	$4,062,000,000	0	$0

Michael Powers – International Stock Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts[1]	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees[1]
Registered Investment Companies	7	$2,729,000,000	1	$1,744,000,000
Other Pooled Investment Vehicles	2	$21,000,000	0	$0
Other Accounts	272	$9,456,000,000	0	$0

__________________________

1 Numbers are approximate.

Material Conflicts of Interest: Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts with similar investment objectives and strategies as the fund (“Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the fund is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below). In addition, the fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard’s management of the fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the fund. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolios managers have a materially larger investment in a Similar Account than their investment in the fund.
A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the fund invests, Lazard could be seen as harming the performance of the fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, portfolio managers/analysts and portfolio management teams are generally not permitted to manage long-only assets alongside long/short assets, although may from time to time manage both hedge funds and long-only accounts, including open-end and closed-end registered investment companies.
The preceding chart includes information regarding the members of the portfolio management team responsible for managing the fund. Specifically, it shows the number of other portfolios and assets (as of the most recent fiscal year end) managed by each team member. As noted in the chart, the portfolio managers managing the fund may also individually be members of management teams that are responsible for managing Similar Accounts. A significant proportion of these Similar Accounts may be within separately managed account programs, where the third party program sponsor is responsible for applying specific client objectives, guidelines and limitations against the model portfolio managed by the portfolio management team. Regardless of the number of accounts, the portfolio management team still manages each account based on a model portfolio as previously described.

Fund Ownership: As of October 31, 2009, neither John Reinsberg, Michael Bennett, Michael Fry, nor Michael Powers owned any shares of the funds.

TRANSFER AGENT

Boston Financial Data Services, 2000 Crown Colony Drive, Quincy, Massachusetts 02169, is the funds’ transfer agent. Shareholders can reach a MEMBERS Mutual Funds representative at 1-800-877-6089. Shareholder inquiries and transaction requests should be sent to:

Regular Mail: MEMBERS Mutual Funds P.O. Box 8390 Boston, MA 02266-8390	Express, Certified or Registered Mail: MEMBERS Mutual Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809
CUSTODIAN

State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts 02110, is the custodian for the securities and cash of each of the funds, except for the Equity Income Fund, for which U.S. Bank, N.A. (“US Bank”), 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as custodian.

In its capacity as custodian, State Street (or US Bank, with respect to the Equity Income Fund only) holds for the funds all securities and cash owned by the funds and receives for the funds all payments of income, payments of principal or capital distributions with respect to securities owned by the funds. Also, the custodian receives payment for the shares issued by the funds. The custodian releases and delivers securities and cash upon proper instructions from the funds. Pursuant to, and in furtherance of, a custody agreement with State Street (or US Bank), the funds use automated instructions and a cash data entry system to transfer monies to and from the funds’ account at the custodian.

DISTRIBUTION

Principal Distributor and Distribution of Fund Shares

Mosaic Funds Distributor, LLC (the “Distributor”), 8777 N. Gainey Center Drive, Suite 220, Scottsdale, Arizona 85258, acts as the Trust’s principal distributor pursuant to a Distribution Agreement between the Trust, on behalf of each fund, and the Distributor. The Distributor is a wholly owned subsidiary of MIA. The Distributor maintains a branch office at 550 Science Drive, Madison, Wisconsin, 53711. Shares of the funds are offered continuously by the Distributor on behalf of the funds and are purchased and redeemed at NAV, plus the applicable sales charge (if any) on purchases and less the applicable contingent deferred sales charge (if any) on redemptions. The Distribution Agreement provides that the Distributor will use its best efforts to render services to the funds, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, it will not be liable to the funds or any shareholder for any error of judgment or mistake of law or any act or omission or for any losses sustained by the funds or the funds’ shareholders.

Prior to July 1, 2009, the distributor to the funds was CUNA Brokerage Services, Inc., a subsidiary of CUNA Mutual Insurance Society.

The aggregate dollar amount of underwriting commission (i.e., front-end sales loads) paid to the funds’ distributor for the fiscal years ended October 31, 2009, 2008 and 2007 was $___________, $2,311,598 and $2,856,601, respectively. Of these amounts, the distributor retained $__________, $2,137,175 and $2,632,094, respectively.
The aggregate dollar amount of compensation on redemptions (i.e., contingent deferred sales charges) paid to the funds’ distributor for the fiscal years ended October 31, 2009, 2008 and 2007 was $___________, $378,745 and $418,927, respectively. Of these amounts, the Distributor retained $__________, $378,745 and $419,927, respectively.
The table below shows the commissions and other compensation received by each principal underwriter, who is an affiliated person of the Trust or an affiliated person of that affiliated person, directly or indirectly, from the Trust during the fiscal year ended October 31, 2009:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions[1]	Compensation on Redemptions and Repurchases[2]	Brokerage Commissions	Other Compensation[3]
Mosaic Funds Distributor, LLC (July 1, 2009 through October 31, 2009)	$__________	$_________	None	$__________
CUNA Brokerage Services, Inc. (November 1, 2008 through June 30, 2 009)	$__________	$_________	None	$__________

________________________

1 Reflects amount paid from front-end sales loads.

2 Reflects amount paid from contingent deferred sales charges.

3 Reflects amount paid under the distribution plans discussed below.

Distribution and Service Plans

Under the Distribution Agreement, the Distributor is obligated to use its best efforts to sell shares of the Trust. Shares of the Trust may be sold by selected broker-dealers (the “Selling Brokers”) which have entered into selling agency agreements with the Distributor. The Distributor accepts orders for the purchase of the shares of the Trust at the NAV next determined, plus any applicable sales charge. In connection with the sale of Class A shares of the Trust, the Distributor and Selling Brokers receive compensation from a sales charge imposed at the time of sale. In connection with the sale of Class B and Class C shares of the Trust, the Distributor and Selling Brokers receive compensation from a sales charge imposed on a deferred basis.

The Board of Trustees has also adopted distribution and/or service plans with respect to the Trust’s Class A, Class B and Class C shares (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, with the exception of the Cash Reserves Fund, the Trust will pay service fees for Class A, Class B and Class C shares at an aggregate annual rate of 0.25% of each fund’s daily net assets attributable to the respective class of shares. The Trust will also pay distribution fees for Class B and Class C shares at an aggregate annual rate of 0.75% of each fund’s daily net assets attributable to Class B and Class C, respectively. The distribution fees will be used to reimburse the Distributor for its distribution expenses with respect to Class B and Class C shares, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others engaged in the sale of fund shares, (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of fund shares and (iii) interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. Because Madison is required to reimburse the Distributor for any expenses incurred by the Distributor that exceed the revenue it receives, in the event that the Distributor is not fully reimbursed by the Trust for expenses it incurs under either the Class B Plan or the Class C Plan in any fiscal year, Madison will reimburse the Distributor for such excess expenses.
The Plans are “compensation plans” which means that payments under the Plans are based upon a percentage of daily net assets attributable to the respective class of shares of each fund, regardless of the amounts actually paid or expenses actually incurred by the Distributor; however, in no event may such payments exceed the maximum allowable fee. It is, therefore, possible that the Distributor may realize a profit in a particular year as a result of these payments. A fund may engage in joint distribution activities with other MEMBERS Mutual Funds and to the extent the expenses are not allocated to a specific fund, expenses will be allocated based on the fund’s net assets.
The Plans have been approved annually by a majority of the Board, including a majority of the trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans (the “Independent Trustees”), by votes cast in person at meetings called for the purpose of voting on such Plans.
Pursuant to the Plans, at least quarterly, the Distributor provides the Trust with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Board reviews these reports on a quarterly basis to determine their continued appropriateness.
The Plans provide that they continue in effect only so long as their continuance is approved at least annually by a majority of both the Board and the Independent Trustees. Each Plan provides that it may be terminated without penalty: (a) by vote of a majority of the Independent Trustees; (b) by a vote of a majority of the votes attributable to a fund’s outstanding shares of the applicable class in each case upon 60 days’ written notice to the Distributor; and (c) automatically in the event of assignment. Each of the Plans further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the votes attributable to the outstanding shares of the class of the Trust which has voting rights with respect to the Plan. And finally, each of the Plans provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a majority vote of both the Board and the Independent Trustees. The holders of Class A shares, Class B shares and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Board concluded that, in its judgment, there is a reasonable likelihood that each Plan will benefit the holders of the applicable class of shares of the fund.

The table below shows the dollar amounts spent by the Trust under the Plans for the fiscal year ended October 31, 2009 for each of the following items:

	Class A Plan	Class B Plan	Class C Plan
Advertising
Printing and mailing of prospectuses to other than current shareholders
Compensation to underwriters
Compensation to selling brokers
Compensation to sales personnel
Interest, carrying, or other financing charges
Total

BROKERAGE

Madison and the Subadvisers are responsible for: (1) decisions to buy and sell securities for each of the funds, (2) the selection of brokers and dealers to effect such transactions and (3) the negotiation of brokerage commissions, if any, charged on such transactions.

In general, Madison seeks to obtain prompt and reliable execution of orders at the most favorable prices or yields when purchasing and selling fund securities. In determining the best price and execution, Madison may take into account a dealer’s operational and financial capabilities, the type of transaction involved, the dealer’s general relationship with Madison and any statistical, research or other services the dealer provides it, including payment for Madison’s use of research services. This may include brokerage and research provided by third parties that is paid for by so-called “soft dollars” earned as a result of fund brokerage transactions (to the extent permitted by law or regulation). Research and statistical information regarding securities may be used by Madison for the benefit of all members of the mutual funds and other clients of MIA, Madison and their affiliates. Therefore, the funds may not be Madison’s only client that benefits from its receipt of research and brokerage from the brokers and dealers the funds use for their trading needs. However, as a policy matter, Madison will not pay higher commissions to any particular broker that provides it soft dollar brokerage or research benefits than Madison would pay to any other full-service institutional broker that did not provide such benefits (although “full service” commission rates are generally higher than “execution only” commission rates). Madison considers brokerage and research benefits earned through soft dollars in determining whether it is obtaining best execution of securities transactions for the funds. In the event that any non-price factors are taken into account and the execution price paid is increased, it would only be in reasonable relation to the benefit of such non-price factors to the Trust as Madison determines in good faith.

What is the “research” that is paid for with soft dollars? Research refers to services and/or products provided by a broker, the primary use of which must directly assist Madison in its “investment decision-making process” and not in the management of Madison. The term “Investment Decision-Making Process” refers to the quantitative and qualitative processes and related tools Madison uses in rendering investment advice to the funds and its other clients, including financial analysis, trading and risk analysis, securities selection, broker selection, asset allocation, and suitability analysis.

Research may be proprietary or third party. Proprietary research is provided directly from a broker (for example, research provided by broker analysts and employees about a specific security or industry or region, etc.). Third party research is provided by the payment by a broker, in full or in part, for research services provided by third parties. Both types of research may involve electronically and facsimile provided research and electronic portfolio management services and computer software supporting such research and services.

Typical third party research providers include, by way of example, First Call Notes, Bloomberg, Research Direct, First Call Earnings Per Share Estimates, Baseline, Bondedge, ISI, Bank Credit Analysis, S&P Creditweek, Global Sector Review, etc. For example, a tool that helps Madison decide what might happen to the price of a particular bond following a specific change in interest rates is considered research because it affects Madison’s decision making process regarding that bond.

Madison may receive from brokers products or services which are used by Madison both for research and for administrative, marketing or other non-research purposes. In such instances, Madison makes a good faith effort to determine the relative proportion of its use of such product/service that is for research. Only that portion of the research aspect of the cost of obtaining such product/service may be paid for using soft dollars. Madison pays the remaining portion of the cost of obtaining the product or service in cash from its own resources.

Although Madison believes that all its clients and those of its affiliates, including the funds, benefit from the research received by it from brokers, Madison may not necessarily use such research or brokerage services in connection with the accounts that paid commissions to or otherwise traded with the brokers providing such research or services in any given period.

Brokers or dealers who execute portfolio transactions for the funds may also sell fund shares; however, any such sales will not be either a qualifying or disqualifying factor in selecting brokers or dealers. Such activity is not considered when making portfolio brokerage decisions.

In addition to transactions on which Madison pays commissions, Madison may also engage in portfolio transactions directly with a dealer acting as a principal. As a result, the transaction will not involve payment of commissions. However, any purchases from an underwriter or selling group could involve payments of fees and concessions to the underwriting or selling group.

With respect to the Target Allocation Funds, shares of underlying funds, except for ETFs, will be purchased in principal transactions directly from the issuer of the underlying fund and brokers will not be used. The Target Allocation Funds will not incur any commissions or sales charges when they purchase shares of the underlying funds, except for ETFs, as they are traded on securities exchanges.
Madison monitors the brokerage policies and procedures of the Subadvisers on a periodic basis to ensure that such policies and procedures are generally consistent with the foregoing and that they comply with applicable law.

Madison’s policy and procedures with respect to brokerage is and will be reviewed by the Board of Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing policies and practices may be changed, modified or eliminated without prior notice to shareholders.

The Trust paid the following amounts in brokerage commissions for the fiscal years ended October 31:

Fund	2009	2008	2007
Conservative Allocation		¯		¯
Moderate Allocation		$668		$237
Aggressive Allocation		$464		$151
Cash Reserves		¯		¯
Bond		¯		¯
High Income		¯		¯
Diversified Income		$30,622		$72,761
Equity Income[1]	N/A	N/A		N/A
Large Cap Value		$113,186		$111,461
Large Cap Growth		$315,432		$152,364
Mid Cap[2]		$138,017		$113,188
Small Cap[3]		$18,770		$13,405
International Stock		$213,924		$193,113

________________________________________
1Fund commenced investment operations on November 1, 2009.

2 Effective March 1, 2010, the Mid Cap Value Fund merged with and into the Mid Cap Growth Fund and the Mid Cap Growth Fund changed its      name to the “Mid Cap Fund.”

3 Effective November 30, 2009, the Small Cap Growth Fund merged with and into the Small Cap Value Fund and the Small Cap Value Fund      changed its name to the “Small Cap Fund.”

During the fiscal year ended October 31, 2009, the Trust paid $__________ in brokerage commissions to firms for providing research services involving approximately $________________ of transactions. The provision of third party research services was not necessarily a factor in the placement of all of this business with such firms; however, as a general matter, trades may be placed on behalf of the funds with firms that provide research, subject to seeking to achieve best execution and compliance with applicable laws and regulations.
During the fiscal year ended October 31, 2009, the Trust did not acquire securities of any of its regular broker-dealers or their parent entities.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

The Trust, on behalf of each of the funds, has adopted the proxy voting policies and procedures of Madison and the applicable Subadvisers, the summaries of which may be found in Appendix A hereto. The policies and procedures are used to determine how to vote proxies relating to the funds’ portfolio securities. Included in the policies and procedures are procedures that are used on behalf of the funds when a vote presents a conflict of interest between the interests of: (1) the funds’ shareholders and (2) Madison, the funds’ Subadvisers (if any) and the Distributor.

Form N-PX, which contains the proxy voting records for each of the funds for the most recent twelve-month period ended June 30, is available to shareholders at no cost on the funds’ website at www.membersfunds.com or the SEC’s web site at www.sec.gov.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

The funds’ portfolio holdings must be adequately protected to prevent the misuse of that information by a third party to the potential detriment of the shareholders. Accordingly, the funds have adopted, and the Board has approved, policies and procedures designed to ensure that the disclosure of the funds’ portfolio holdings is in the best interest of the funds’ shareholders in the manner described below. Various non-fund advisory clients of Madison may hold portfolio securities substantially similar to those held by the funds. Although Madison has also adopted policies and procedures regarding the selective disclosure of the contents of those other clients’ portfolios and representative account portfolios, those policies and procedures may contain different procedures and limitations than the policies and procedures that apply to the disclosure of the funds’ portfolio holdings.

The funds’ portfolio holdings are made public, as required by law, in the Trust’s annual and semi-annual reports. These reports are filed with the SEC and mailed to shareholders within 60 days after the end of the relevant fiscal period. In addition, as required by law, the funds’ portfolio holdings as of fiscal quarter end are reported to the SEC within 60 days after the end of the funds’ first and third fiscal quarters and are available to any interested person.

The funds’ portfolio holdings information may be disseminated more frequently, or as of different periods, than as described above only when legitimate business purposes of the funds are served and the potential and actual conflicts of interest between the interests of fund shareholders and those of the funds’ affiliates are reviewed and considered. Selective disclosures could be considered to serve the legitimate business purposes of the funds, if (1) done to further the interests of the funds and (2) the disclosure is not expected to result in harm to the funds (such harm could occur by permitting third parties to trade ahead of, or front run, the funds or to effect trades in shares of the funds with information about portfolio holdings that other potential investors do not have). For example, the funds may provide portfolio holdings information to certain vendors that provide services that are important to the operations of the funds, or that assist Madison in providing services to the funds or in conducting its investment management business activities in general. Potential and actual conflicts of interest between the funds and their affiliates must also be reviewed and considered. For example, there may be situations where the disclosure facilitates portfolio management activities or the potential growth of the funds, which could legitimately serve the common interests of both the funds and Madison. However, selective disclosures will not be made for the benefit of Madison or its affiliates unless the disclosure would be in the interests of the funds or, at a minimum, result in no harm to the funds.
Currently, the funds’ portfolio holdings information is disseminated in the manner set forth above as required by law, and as set forth below. Neither the Trust, nor Madison or its affiliates, may receive any compensation in connection with an arrangement to make available information about the funds’ portfolio holdings.

With the exception of the Target Allocation Funds, each fund’s top ten holdings are made public by publication on the Trust’s website on a quarterly basis, 15 days after the end of the quarter. The Trust may distribute, on a monthly basis, portfolio holdings to mutual fund evaluation services such as Morningstar or Lipper Analytical Services; consultants to retirement plans such as Mercer; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the Trust, for the purpose of efficient trading and receipt of relevant research, provided that (a) a minimum of 30 days has passed since the end of the applicable month and (b) the recipient does not regularly distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the funds before the information becomes public.

The Target Allocation Funds invest primarily in other mutual funds and ETFs. Since the conflicts associated with front running, trading ahead of, or effecting trades in shares of the securities held has been mitigated due to the fund of funds structure, the Target Allocation Funds holdings will be made public 10 days after each month end.

The funds may also disclose any and all portfolio information to their service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. These service providers include the funds’ custodians, auditors, investment advisers, administrator, printers, proxy voting services and each of their respective affiliates and advisers. In connection with providing investment advisory services to its clients, Madison discloses non-public portfolio holdings information to FactSet Research Systems, Inc. – provides analytics for portfolio management processing (daily) and SunGuard – performs certain compliance related functions for Madison (daily). Madison also provides trade information (not portfolio holdings data) to Bloomberg, L.P. – provides trade order management system (daily); Derivative Solutions, WONDA, and Thompson-Reuters Baseline (daily) – all for portfolio analysis and modeling; and Morningstar and Lipper (35 day lag) – for mutual fund analysis. In addition, Wellington Management has ongoing arrangements to disclose non-public portfolio holdings information to the following parties: Brown Brothers Harriman & Co. (performs certain operational functions for Wellington Management and receives portfolio holdings information on a daily basis); FactSet Research Systems, Inc. (provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis); Investment Technology Group, Inc. (provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis); Broadridge Financial Solutions, Inc. (provides proxy voting services for Wellington Management and receives portfolio holdings information on a daily basis); Glass, Lewis & Co. (provides proxy voting services for Wellington Management and receives portfolio holdings information on a daily basis); and State Street Bank and Trust Company (performs certain operational functions on behalf of Wellington Management and receives portfolio holdings information on a daily basis). SCM discloses portfolio holdings of the High Income Fund to the following service providers for the sole purpose of assisting SCM in performing its services as subadviser to the High Income Fund: FactSet Research Systems, Inc. – analytics (daily); and Bloomberg, L.P. – trade order management system (daily).

Any exceptions to the above disclosure rules must be pre-approved by the Trust’s chief compliance officer. There can be no assurance that the funds’ policies and procedures on disclosure of portfolio holdings will protect the funds from misuse of such information by individuals or entities that come into possession of the information.

CODES OF ETHICS

The Trust, Madison and the Distributor have adopted a joint code of ethics under Rule 17j-1 of the 1940 Act that covers the conduct (including the personal securities transactions) of each of their respective officers, trustees and employees. Each of the funds’ Subadvisers have likewise adopted a code of ethics that covers the conduct and personal securities transactions of its officers, managers, and employees.

In general, the codes of ethics restrict purchases or sales of securities being purchased or sold, or being considered for purchase or sale, on behalf of the Trust by any person subject to the code. In addition, the codes restrict such persons in their purchases of securities in an initial public offering and in private offerings of securities. The codes of ethics also establish certain “blackout periods” during which persons subject to the code, or certain classes of persons, may not effect personal securities transactions. Certain specified transactions are exempt from the provisions of the codes of ethics.

SHARES OF THE TRUST

Shares of Beneficial Interest

The Declaration of Trust permits the Board to issue an unlimited number of full and fractional shares of beneficial interest of the Trust without par value. Under the Declaration of Trust, the Board has the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this SAI, the Board has authorized shares of each of the series or funds described in the prospectus. Additional series may be added in the future. The Declaration of Trust also authorizes the Board to classify and reclassify the shares of the Trust, or new series of the Trust, into one or more classes. As of the date of this SAI, the Board has authorized the issuance of four classes of shares of the fund, designated as Class A, Class B, Class C, and Class Y. Additional classes of shares may be offered in the future.
The shares of each class of each fund represent an equal proportionate interest in the aggregate net assets attributable to that class of that fund. Holders of Class A shares, Class B shares, Class C shares and Class Y shares have certain exclusive voting rights on matters relating to their respective class of shares. The different classes of a fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.
Dividends paid by each fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the fact that: (i) the distribution and service fees relating to Class A, Class B and Class C shares will be borne exclusively by that class; (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares; and (iii) each of Class A shares, Class B shares, Class C shares and Class Y shares will bear any other class expenses properly allocable to such class of shares, subject to the requirements imposed by the Internal Revenue Service (the “IRS”) on funds having a multiple-class structure. Similarly, the NAV per share may vary depending on whether Class A shares, Class B shares, Class C shares or Class Y shares are purchased.
In the event of liquidation, shareholders of each class of each fund are entitled to share pro rata in the net assets of the class of the fund available for distribution to these shareholders. Shares entitle their holders to one vote per dollar value of shares, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable.
Share certificates will not be issued.

Voting Rights

Unless otherwise required by the 1940 Act or the Declaration of Trust, the Trust has no intention of holding annual meetings of shareholders. Fund shareholders may remove a trustee by the affirmative vote of at least two-thirds of the Trust’s votes attributable to the outstanding shares and the Board shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the votes attributable to the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the trustees holding office were elected by the shareholders, the Board will call a special meeting of shareholders for the purpose of electing trustees.

Limitation of Shareholder Liability

Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (“DSTA”) provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration of Trust expressly provides that the Trust has been organized under the DSTA and that the Declaration of Trust is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware statutory trust, such as the Trust, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case the Trust’s shareholders could possibly be subject to personal liability.

To guard against this risk, the Declaration of Trust: (1) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its trustees; (2) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any fund; and (3) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of DSTA, the nature of the Trust’s business, and the nature of its assets, the risk of personal liability to a shareholder is remote.

Limitation of Trustee and Officer Liability

The Declaration of Trust further provides that the Trust shall indemnify each of its trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such trustee or officer, directly or indirectly, by reason of being or having been a trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust to indemnify any trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

Limitation of Interseries Liability

All persons dealing with a fund must look solely to the property of that particular fund for the enforcement of any claims against that fund, as neither the trustees, officers, agents nor shareholders assume any personal liability for obligations entered into on behalf of a fund or the Trust. No fund is liable for the obligations of any other fund. Since the funds use a combined prospectus, however, it is possible that one fund might become liable for a misstatement or omission in the prospectus regarding another fund with which its disclosure is combined.

NET ASSET VALUE OF SHARES

The NAV per share for all classes of shares is calculated as of the close of regular trading on the New York Stock Exchange (usually 3:00 p.m., Central Time) on each day on which the New York Stock Exchange is open for trading. NAV per share is determined by dividing each fund’s total net assets by the number of shares of such fund outstanding at the time of calculation. Total net assets are determined by adding the total current value of portfolio securities (including shares of other investment companies), cash, receivables, and other assets and subtracting liabilities. Since the assets of each Target Allocation Fund consist primarily of shares of underlying funds, the NAV of each Target Allocation Fund is determined based on the NAVs of the underlying funds. Shares will be sold and redeemed at the NAV per share next determined after receipt in good order of the purchase order or request for redemption.

Cash Reserves Fund

The Board has determined that the best method currently available for determining the NAV for the Cash Reserves Fund is the amortized cost method. The Board will utilize this method pursuant to Rule 2a-7 of the 1940 Act. Rule 2a-7 obligates the Board, as part of its responsibility within the overall duty of care owed to the shareholders, to establish procedures reasonably designed, taking into account current market conditions and the fund’s investment objectives, to stabilize the NAV per share as computed for the purpose of maintaining an NAV of $1.00 per share. The procedures include periodically monitoring, as deemed appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the NAV per share based upon available market quotations. The Board will consider what steps should be taken, if any, in the event of a difference of more than ½ of one percent (0.5%) between the two. The Board will take such steps as it considers appropriate (e.g., redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results which might arise from differences between the two. Rule 2a-7 requires that the Cash Reserves Fund limit its investments to instruments which Madison determines will present minimal credit risks and which are of high quality as determined by a major rating agency, or, in the case of any instrument that is not so rated, of comparable quality as determined by Madison. It also calls for the Cash Reserves Fund to maintain a dollar weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable NAV of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar weighted average portfolio maturity of more than 90 days, the Cash Reserves Fund will invest its available cash in such manner as to reduce such maturity to 90 days or less as soon as reasonably practicable.
It is the normal practice of the Cash Reserves Fund to hold portfolio securities to maturity. Therefore, unless a sale or other disposition of a security is mandated by redemption requirements or other extraordinary circumstances, the Cash Reserves Fund will realize the par value of the security. Under the amortized cost method of valuation traditionally employed by institutions for valuation of money market instruments, neither the amount of daily income nor the NAV is affected by any unrealized appreciation or depreciation. In periods of declining interest rates, the indicated daily yield on shares of the Cash Reserves Fund (computed by dividing the annualized daily income by the NAV) will tend to be higher than if the valuation were based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield of shares the Cash Reserves Fund will tend to be lower than if the valuation were based upon market prices and estimates.

Portfolio Valuation

Equity securities and exchange-traded funds (“ETFs”) listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the funds utilize the NASDAQ Official Closing Price). If no sale occurs, (a) equities traded on a U.S. exchange or on NASDAQ are valued at the mean between the closing bid and closing asked prices, and (b) equity securities traded on a foreign exchange are valued at the official bid price. Debt securities purchased with a remaining maturity of 61 days or more are valued by a pricing service selected by the Trust or on the basis of dealer-supplied quotations. Investments in shares of open-ended mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading (usually 3:00 p.m., Central Time) on each day on which the New York Stock Exchange is open for business. NAV per share is determined by dividing each fund’s total net assets by the number of shares of such fund outstanding at the time of calculation. Because the assets of the Target Allocation Funds consist primarily of shares of underlying funds, the NAV of each of those funds is determined based on the NAV’s of the underlying funds. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Short-term instruments having maturities of 60 days or less and all securities in the Cash Reserves Fund are valued on an amortized cost basis, which approximates market value.
Over-the-counter securities not quoted or traded on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the mean between the last bid and asked prices. Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. Exchange-traded options are valued at the last sale or bid price on the exchange where such option contract is principally traded. Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. The Trust’s Pricing Committee (the “Pricing Committee”) shall estimate the fair value of futures positions affected by the daily limit by using its valuation procedures for determining fair value, when necessary. Spot and forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors are valued at the average of the closing bids obtained daily from at least one dealer.
The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values using the then-current exchange rate.

All other securities for which either quotations are not readily available, no other sales have occurred, or in the Pricing Committee’s opinion, do not reflect the current market value, are appraised at their fair values as determined in good faith by the Pricing Committee and under the general supervision of the Board of Trustees. When fair value pricing of securities is employed, the prices of securities used by the funds to calculate NAV may differ from market quotations or official closing prices. Because the Target Allocation Funds primarily invest in underlying funds, government securities and short-term paper, it is not anticipated that the Pricing Committee will need to “fair” value any of the investments of these funds. However, an underlying fund may need to “fair” value one or more of its investments, which may, in turn, require the Target Allocation Funds to do the same because of delays in obtaining the underlying fund’s NAV.
A fund’s investments (or underlying fund) will be valued at fair value if, in the judgment of the Pricing Committee, an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the fund’s share price is calculated. Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Pricing Committee would determine the fair value of affected securities considering factors including, but not limited to: fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold. The Pricing Committee may rely on an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Trust.
The Pricing Committee is comprised of officers and employees of Madison and MIA, namely: Christopher Berberet, David Halford, Greg Hoppe, Katherine Frank, Paul Lefurgey and Jay Sekelsky.

DISTRIBUTIONS AND TAXES

Distributions

It is the intention of the Trust to distribute substantially all of the net income, if any, of each fund thereby avoiding the imposition of any fund-level income or excise tax, as described below. Distributions shall be made in the following manner:

(i)

Distributions of net investment company taxable income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions) with respect to the Cash Reserves Fund will be declared daily and reinvested monthly in additional full and fractional shares of such fund, unless otherwise directed;

(ii)	Distributions of net investment company taxable income, if any, with respect to the Bond, High Income and Diversified Income Funds will be declared and reinvested monthly in additional full and fractional shares of the respective fund, unless otherwise directed; and

(iii)	Distributions of net investment company taxable income, if any, with respect to the Conservative Allocation and Equity Income Funds will be declared and reinvested quarterly in additional full and fractional shares of the fund, unless otherwise directed; and

(iv)     Distributions of net investment company taxable income, if any, with respect to the Moderate Allocation, Aggressive Allocation, Large Cap Value, Large Cap Growth, Mid Cap, Small Cap, and International Stock Funds will be declared and reinvested annually in additional full and fractional shares of the respective fund, unless otherwise directed; and

(v)     All net realized short-term and long-term capital gains of each fund, if any, will be declared and distributed at least annually, but in any event, no more frequently than allowed under SEC rules, to the shareholders of each fund to which such gains are attributable.

Federal Tax Status of the Funds

Qualification as Regulated Investment Company. Each fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust’s other portfolios will be separate from those realized by each fund.
Each fund intends to meet the requirements of Subchapter M of the Code applicable to regulated investment companies. In the event a fund fails to qualify as a “regulated investment company” under Subchapter M, it will be treated as a regular corporation for federal income tax purposes. Accordingly, such fund would be subject to federal income taxes on the full amount of its taxable income and gains, and any distributions that such fund makes would not qualify for the dividends paid deduction. This would increase the cost of investing in such fund for shareholders and would make it more economical for shareholders to invest directly in securities held by such fund instead of investing indirectly in securities through such fund. Given these risks, compliance with the above requirements is carefully monitored by Madison and each fund intends to comply with these requirements as they exist or as they may be modified from time to time.
A fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from (a) dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, and (b) net income derived from an interest in a “qualified publicly traded partnership;” and (2) at the close of each quarter of the fund’s taxable year, (a) at least 50% of the value of the fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (provided that no more than 5% of the value of the fund may consist of such other securities of any one issuer, and the fund may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of two or more issuers that are controlled by the fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships.”
A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98% of its capital gain net income for the 12 months ended on October 31 of that calendar year and (3) any ordinary income or net capital gain income not distributed in prior years. To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. Therefore, in order to avoid the federal excise tax, each fund must make (and the Trust intends that each will make) the foregoing distributions.
Each fund generally will endeavor to distribute (or be deemed to distribute) to its respective shareholders all of such fund’s net investment company taxable income and net capital gain, if any, for each taxable year so that such fund will not incur federal income or excise taxes on its earnings. However, no assurances can be given that these anticipated distributions will be sufficient to eliminate all taxes.

Capital Loss Carryforward. As of October 31, 2009, the following funds had capital loss “carryforwards” as indicated below. To the extent provided in the Code and regulations thereunder, a fund may carry forward such capital losses to offset realized capital gains in future years. To the extent that these losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

	Carryover Expiring in:
Fund	2009	2010	2011	2012	2013	2014	2015	2016
Conservative Allocation	-	-	-	-	-	-	-	$823,887
Moderate Allocation	-	-	-	-	-	-	-	$4,121,648
Aggressive Allocation	-	-	-	-	-	-	-	$1,431,110
Bond	-	-	-	$85,623	$65,261	$362,802	$57,909	-
High Income	$1,720,815	$2,445,850	$614,259	-	-	-	$72,549	$4,653,350
Diversified Income	-	-	-	-	-	-	-	$3,638,247
Large Cap Value	-	-	-	-	-	-	-	$9,537,053
Large Cap Growth	-	-	$1,255,080	-	-	-	-	$15,286,497
Mid Cap[1]	-	-	-	-	-	-	-	$5,654,757
Small Cap Value[2]	-	-	-	-	-	-	-	$1,362,749

________________________________________

1 Effective March 1, 2010, the Mid Cap Value Fund merged with and into the Mid Cap Growth Fund and the Mid Cap Growth Fund changed its name to the “Mid Cap Fund.”

2 Effective November 30, 2009, the Small Cap Growth Fund merged with and into the Small Cap Value Fund and the Small Cap Value Fund      changed its name to the “Small Cap Fund.”

Investments in Foreign Securities. If a fund purchases foreign securities, interest and dividends received by the fund may be subject to income withholding or other taxes imposed by foreign countries and U.S. possessions that could reduce the return on these securities. Tax treaties and conventions between the United States and certain foreign countries, however, may reduce or eliminate the amount of foreign taxes to which a fund would be subject. Also, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. The effective rate of foreign tax cannot be predicted since the amount of fund assets to be invested within various countries is uncertain. However, the Trust intends to operate so as to qualify for treaty-reduced tax rates when applicable.

A fund may invest in the stock of certain foreign companies that constitute passive foreign investment companies (“PFICs”). There are several elections available under federal law to determine how the fund’s shareholders will be taxed on PFIC investments. Depending upon the election the fund selects, the fund’s shareholders may be subject to federal income taxes (either capital or ordinary) with respect to a taxable year attributable to a PFIC investment, even though the fund receives no distribution from the PFIC and does not dispose of the PFIC investment during such year, and/or the fund’s shareholders may be subject to federal income taxes upon the disposition of the PFIC investments. Any fund that acquires stock in foreign corporations may limit and/or manage its holdings in PFICs to minimize its tax liability.
If more than 50% of the value of a fund’s total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the IRS that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. Pursuant to the election, a fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend paid by the fund that represents income from foreign or U.S. possessions sources as his own income from those sources, and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. Each fund will report to its shareholders shortly after each taxable year their respective share of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. The Code may limit a shareholder’s ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the fund’s foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns. The International Stock Fund anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years.

Investments with Original Issue Discount. Each fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each fund must meet the 90% distribution requirement to qualify as a regulated investment company and each fund seeks to avoid any imposition of the excise tax, a fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

Federal Tax Treatment of Options, Futures and Foreign Currency Transactions. Certain option transactions have special tax results for the funds. Expiration of a call option written by a fund will result in short-term capital gain. If the call option is exercised, the fund will realize a gain or loss from the sale of the security covering the call option and, in determining such gain or loss, the option premium will be included in the proceeds of the sale.
If a fund writes options other than “qualified covered call options,” as defined in Section 1092 of the Code, or purchases puts, any losses on such options transactions, to the extent they do not exceed the unrealized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.
A fund’s investment in Section 1256 contracts, such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All Section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by a fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by a fund.
The preceding rules regarding options, futures and foreign currency transactions may cause a fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification of a fund as a regulated investment company, the Trust seeks to monitor transactions of each fund, seeks to make the appropriate tax elections on behalf of each fund and seeks to make the appropriate entries in each fund’s books and records when the fund acquires any option, futures contract or hedged investment.
The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

Shareholder Taxation

Distributions. Distributions from a fund’s net investment company taxable income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable as ordinary income whether reinvested or received in cash, unless such distributions are attributable to “qualified dividend” income eligible for the reduced rate of tax on long-term capital gains or unless you are exempt from taxation or entitled to a tax deferral. Currently, the maximum rate applicable to long-term capital gains, and thus to qualified dividend income, is set at 15%. Under current law, the reduced rates on qualified dividend income will cease to apply to taxable years beginning after December 31, 2010.

Generally, “qualified dividend” income includes dividends received during the taxable year from certain domestic corporations and “qualified foreign corporations.” PFICs and corporations incorporated in a country that does not have an income tax treaty and an exchange of information program with the U.S. are not qualified foreign corporations. The portion of a distribution that the fund pays that is attributable to qualified dividend income received by the fund will qualify for such treatment in the hands of the noncorporate shareholders of the fund. If a fund has income of which more than 95% was qualified dividends, all of the fund’s dividends will be eligible for the lower rates on qualified dividends. Certain holding period requirements applicable to both the fund and the shareholder also must be satisfied to obtain qualified dividend treatment.
Distributions of non-qualified dividend income, interest income, other types of ordinary income, and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. Distributions paid by each fund from net capital gains (the excess of net long-term capital gains over short-term capital losses) are taxable as long-term capital gains whether reinvested or received in cash and regardless of the length of time you have owned your shares. The Jobs and Growth Tax Relief Reconciliation Act of 2003 reduced the maximum rate for long-term capital gains recognized by noncorporate shareholders to 15%. Absent further legislation, this reduced rate will cease to apply to capital gains arising after December 31, 2010.
Any dividend declared by a fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

Buying a Dividend. Purchasing shares shortly before a distribution may not be advantageous. Since such shares are unlikely to substantially appreciate in value in the short period before the distribution, if the distribution is taxable, it will essentially result in a taxable return of a portion of the purchase price.

Dividends Received Deduction. Assuming a fund qualifies as regulated investment company, the dividends received deduction for shareholders of such fund who are corporations will apply to ordinary income distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction to the fund if such fund were a regular corporation, and to the extent designated by the fund as so qualifying.

Gains and Losses on Redemption and Sales. A redemption or sale of fund shares may result in a taxable gain or loss to a shareholder, depending on whether the proceeds are more or less than the shareholder’s basis in the redeemed shares. An exchange of fund shares for shares in any fund of the Trust will have similar tax consequences. Any gain or loss arising from the sale or redemption of shares generally is a capital gain or loss. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year at the time of such sale or redemption; otherwise, it generally will be classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain distribution with respect to any share of a fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain distribution, is treated as a long-term capital loss.
Deduction of Capital Losses. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Reports to Shareholders. The Trust sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder’s taxable income for such year as ordinary income (including any portion eligible to be treated as qualified dividend income or to be deducted pursuant to the dividends-received deduction) and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally is reported to the IRS.

Backup Withholding. If a shareholder does not furnish the Trust with a correct social security number or taxpayer identification number and/or the Trust receives notification from the IRS requiring back-up withholding, the Trust is required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds, currently at a rate of 28% for U.S. citizens and residents. The backup withholding is not an additional tax and may be returned or credited against a taxpayer’s regular federal income tax liability if appropriate information is provided to the IRS.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on a fund or an investor. There may be other federal, state, local or foreign tax considerations applicable to a particular fund or investor. Investors are urged to consult their own tax advisors.

MORE ABOUT PURCHASING AND SELLING SHARES

The following discussion expands upon the section entitled “Your Account” in the prospectus.

Minimum Investments

The Trust reserves the right to change or waive the funds’ minimum investment requirements and to reject any order to purchase shares (including any purchase by exchange) when in the judgment of Madison, such rejection is in the Trust’s best interest.

Offering Price

Shares of each fund are offered at a price equal to their NAV next determined after receipt in good order of the purchase order for such shares (see the “Net Asset Value of Shares” section, above) plus a sales charge which, depending upon the class of shares purchased, may be imposed either at the time of purchase (Class A shares) or on a contingent deferred basis (Class B and Class C shares). Class Y shares are sold without the imposition of a sales charge.

Calculation of the Sales Charge

The sales charge percentage that you pay may be higher or lower than what is disclosed in the prospectus due to standard industry practice to round the public offering price to two decimal places (i.e., to the nearest penny) and rounding the number of shares purchased to three decimal places.
For example, assume that you purchased $10,000 of the Class A shares of the Bond Fund.

Prospectus Sales Charge: 4.50%

NAV: $10.04
Offering Price: $10.51 [calculated as $10.04/(1-0.0450) = $10.513089 which rounds to $10.51]
Shares Purchased: 951.475 ($10,000/$10.51 = 951.47478 which rounds to 951.475)
Account Balance: 951.475 x $10.04 (NAV) = $9,552.80

Statement and Confirm Sales Charge:

$10,000 - $9,552.80 = $447.20

$447.20/$10,000 = 4.472%, which rounds to 4.47%

Sales Charge on Class A Shares

Initial Sales Charge. With the exception of the Cash Reserves Fund, Class A shares are offered at a price that includes an initial “front-end” sales charge that is deducted from your investment at the time you purchase shares. Depending upon the amount you invest, the sales charge may be reduced and/or eliminated for larger purchases. The sales charges applicable to purchases of Class A shares of the Trust are described in the prospectus.

Class A shares may be offered without front-end sales charges to various individuals and institutions, or issued or purchased in specific transactions as described in the prospectus. Class A shares may also be offered without a front-end sales charge pursuant to the funds’ reinstatement or reinvestment privilege (see the “Additional Investor Services” section, below).
In addition, there are several ways investors may combine multiple purchases to reduce Class A sales charges as disclosed in the prospectus and further described below. For the purpose of calculating the sales charge, shares of the Cash Reserves Fund purchased through an exchange, reinvestment or cross-reinvestment from another fund having a sales charge qualify; however, direct purchases of the Class A shares of the Cash Reserves Fund are excluded.

Rights of Combination.Purchases may be combined to reduce Class A sales charges if made by:

•     you and your immediate family for your own account(s), including individual retirement, custodial and personal trust accounts;

•     a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account; and

•     groups which qualify for the “Group Investment Program,” described below.

Group Investment Program. Certain qualified pension plans or non-qualified group investment plan participants may be eligible for rights of combination. This would include a 401(k) plan with less than $250,000 in assets and 457(f) plans.

Rights of Accumulation.For the purpose of calculating the sales charge on Class A shares, you may add the current market value of your existing holdings in any fund and class of shares of the Trust (including combinations), to the amount of your next purchase of Class A shares to qualify for reduced sales charges. The current value of existing individual holdings, as of the week prior to your investment, in your MEMBERS variable annuity contract may also be taken into account to determine your Class A sales charges.

Letter of Intent. The reduced sales charges are also applicable to investments made pursuant to a Letter of Intent (“LOI”), which should be read carefully prior to its execution by an investor, pursuant to which investors make their investment over a period of thirteen (13) months. Such an investment (including accumulations and combinations) must aggregate at least $25,000 if investing in equity funds or at least $50,000 if investing in bond funds during the 13-month period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to MEMBERS Mutual Funds. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, excluding reinvested dividends and capital gains, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the 13-month period, the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes the Trust to hold in escrow sufficient Class A shares (approximately 5% of the purchase) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrow shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes the Trust to act as the investor’s attorney-in-fact to redeem any escrowed shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Trust to sell, any additional shares and may be terminated at any time.

In order to ensure that you receive a reduction or waiver of your Class A sales charge, you need to inform your financial representative or the Trust at the time you purchase shares that you qualify for such a reduction or waiver. If notification is not provided, you may not receive the sales charge discount or waiver to which you are otherwise entitled. The Trust may require evidence, including account statements of all relevant accounts invested in the Trust and reserves the right to request additional documentation, to verify you are eligible for a reduction or waiver of sales charges.

Sales Charge on Class B and Class C Shares

Deferred Sales Charge. Investments in Class B and Class C shares are purchased at their NAV per share without the imposition of an initial sales charge so the fund will receive the full amount of the purchase payment. With the exception of the Cash Reserves Fund, the funds’ distributor pays a commission equal to 4% of the amount invested to broker/dealers who sell Class B shares. Direct purchases of Class B shares of the Cash Reserves Fund are not permitted. Class B shares of the Cash Reserves Fund may only be acquired by exchange from Class B shares of other funds and Class C shares of the Target Allocation Funds. Class C shares are only offered with respect to the Target Allocation Funds, and the funds’ distributor pays a commission equal to 1% of the amount invested to broker/dealers who sell Class C shares.
Class B shares that are redeemed within six years of purchase and Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge (“CDSC”) at the rates set forth in the prospectus. The amount of the CDSC, if any, will vary depending on the number of years from time of purchase until the time of redemption, and will be calculated using the methodology described in the prospectus. A hypothetical example is provided in the prospectus for further clarification.
Unless otherwise requested, redemption requests will be “grossed up” by the amount of any applicable CDSC charge and/or transaction charges such that the investor will receive the net amount requested.
Proceeds from the CDSC are paid to the Distributor and are used in whole or in part by the Distributor to defray its expenses related to providing distribution-related services to the Trust in connection with the sale of the Class B shares and Class C shares, such as the payment of the 4% commission to broker/dealers who sell Class B shares and the 1% commission to broker/dealers who sell Class C shares. The combination of the CDSC, the distribution and service fees facilitates the ability of the Trust to sell Class B shares and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Deferred Sales Charge. The CDSC may be waived on redemptions of Class B shares and Class C shares. The chart that follows is a restatement of the waivers found in the prospectus.

Class B and Class C CDSC Waiver Chart

	ERISA Plans	Non-ERISA Plans
Type of Distribution	401(a) Plan, 401(k) Plan or 403(b) Plan	Supplemental 403(b) Plan	457 Plan	IRA or IRA Rollover	Non-Retirement Plan
Death or Disability	Waived	Waived	Waived	Waived	Waived
Over 70½	Waived	Waived	Waived	Waived for mandatory distributions or up to 12% of account value annually in periodic payments	Waived for up to 12% of account value annually in periodic payments
Between 59½ and 70½	Waived	Waived	Waived	Waived for Life Expectancy or up to 12% of account value annually in periodic payments	Waived for up to 12% of account value annually in periodic payments
Under 59½	Waived	Waived for annuity payments (72t) or up to 12% of account value annually in periodic payments	Waived for annuity payments (72t) or up to 12% of account value annually in periodic payments	Waived for annuity payments (72t) or up to 12% of account value annually in periodic payments	Waived for up to 12% of account value annually in periodic payments
Termination of Plan	Not Waived	Not Waived	Not Waived	Not Waived	N/A
Hardships	Waived	Waived	Waived	N/A	N/A
Return of Excess	Waived	Waived	Waived	Waived	N/A
Small Balance Accounts	N/A	N/A	N/A	N/A	Waived

In order to ensure you receive a waiver of the CDSC on redemption of your Class B shares and Class C shares, you need to notify your financial representative or the Trust that you qualify for such a waiver at the time you redeem the shares. If notice is not provided, you may not receive the waiver to which you are otherwise entitled. The Trust may require evidence, and reserves the right to request additional documentation, to verify you are eligible for a waiver of sales charges.

In-Kind Redemptions

Although no fund would normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities held by the fund as prescribed by the Board. If the shareholder were to sell portfolio securities received in this fashion, the shareholder would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining NAV. The Trust has, however, elected to be governed by Rule 18f-1 under the 1940 Act. Under that rule, each fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the fund’s NAV at the beginning of such period.

ADDITIONAL INVESTOR SERVICES

The following discussion expands upon the section entitled “Additional Investor Services” in the prospectus.

Systematic Investment Program

As explained in the prospectus, the Trust makes available to shareholders a systematic investment program. The investments under the program will be drawn on or about the day of the month indicated by the shareholder. Any shareholder’s privilege of making investments through the systematic investment program may be revoked by the Trust without prior notice if any investment by the shareholder is not honored by the shareholder’s credit union or other financial institution. The program may be discontinued by the shareholder either by calling the Trust or upon written notice to the Trust which is received at least five (5) business days prior to the due date of any investment.

Systematic Withdrawal Program

As explained in the prospectus, the Trust makes available to shareholders a systematic withdrawal program. Payments under this program represent proceeds arising from the redemption of fund shares. The maintenance of a systematic withdrawal program concurrently with purchases of additional shares of the fund could be disadvantageous to a shareholder because of the sales charges that may be imposed on new purchases. Therefore, a shareholder should not purchase shares of a fund at the same time as a systematic withdrawal program is in effect for such shareholder with respect to that fund. The Trust reserves the right to modify or discontinue the systematic withdrawal program for any shareholder on 30 days’ prior written notice to such shareholder, or to discontinue the availability of such plan to all shareholders in the future. Any shareholder may terminate the program at any time by giving proper notice to the Trust.

Exchange Privilege and Systematic Exchange Program

As explained in the prospectus, within an account, you may exchange shares of one fund for shares of the same class of another fund subject to the minimum investment requirements of the fund purchased, without paying any additional sales charge. Class A shares of the Cash Reserves Fund may be exchanged for Class B and Class C shares of other MEMBERS Mutual Funds for dollar cost averaging purposes. In certain circumstances, you may be charged a 2% redemption fee on the value of the shares exchanged pursuant to the fund’s redemption fee policy. With the exception of the Cash Reserves Fund and except as may be approved by the Chief Compliance Officer of the funds, only five (5) exchanges are allowed per fund in a calendar year. If you establish a systematic exchange or account rebalancing program, those exchanges are not included in the exchange limit or redemption fee policies. Class B and Class C shares will continue to “age” from the date of original purchase of the Class B shares or Class C shares, respectively, and will retain the same CDSC rate as they had before the exchange.

The funds reserve the right to require that previously exchanged shares (and reinvested dividends) be in a fund for 90 days before an investor is permitted a new exchange. A fund may change its exchange policy at any time upon 60 days’ notice to its shareholders. The Trust may refuse any exchange order.

As explained in the prospectus, the Trust makes available to shareholders a systematic exchange program. The Trust reserves the right to modify or discontinue the systematic exchange program for any shareholder on 30 days’ prior written notice to such shareholder, or to discontinue the availability of such plan to all shareholders in the future. Any shareholder may terminate the program at any time by giving proper notice to the Trust.

Reinstatement or Reinvestment Privilege

After fund shares have been redeemed, a shareholder has a one-time right to reinvest any part of the proceeds, subject to the minimum investment of the fund, within 90 days of the redemption, at the current NAV. This privilege must be requested in writing when the proceeds are sent to the Trust.

For shareholders who exercise this privilege after redeeming Class A shares, the proceeds may be reinvested in Class A shares without a sales charge in the same fund and account from which the redemption was made.

For shareholders who exercise this privilege after redeeming Class B shares or Class C shares and paying a CDSC on the redemption, the proceeds may be reinvested in Class A shares without a sales charge in the same fund and account from which the redemption was made. The account will not be credited with the CDSC paid. If Class B shares or Class C shares were redeemed and no CDSC was paid, the proceeds may be reinvested in Class B shares or Class C shares in the same fund and account, respectively, from which the redemption was made. The holding period of the shares purchased will be “aged” back to the original purchase date.

To protect the interests of other investors in the funds, the Trust may cancel the reinvestment privilege of any parties that, in the opinion of the Trust, are using market timing strategies or making more than five exchanges per owner or controlling party per calendar year above and beyond any systematic or automated exchanges. Also, the Trust may refuse any reinvestment request.

The Trust may change or cancel its reinvestment policies at any time.
A redemption or exchange of fund shares is a taxable transaction for federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of fund shares will be treated for tax purposes as described under the “Distributions and Taxes” section, above.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees has appointed Deloitte & Touche LLP, independent registered public accounting firm, located at 111 S. Wacker Drive, Chicago, Illinois 60606, to perform the annual audits of the funds.

FINANCIAL STATEMENTS

The funds’ audited financial statements, including the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, and financial highlights included in the funds’ 2009 annual report to shareholders, are incorporated herein by reference. Copies of the annual report may be obtained free of charge by writing to MEMBERS Mutual Funds, P.O. Box 8390, Boston, Massachusetts 02266-8390, or by calling 1-800-877-6089.

APPENDIX A - SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

Each of the funds has adopted the proxy voting policies and procedures of its investment adviser, Madison Asset Management, LLC (“Madison”), and/or its respective subadviser: Shenkman Capital Management, Inc. (“SCM”) in the case of the High Income Fund; Wellington Management Company, LLP (“Wellington Management”) in the case of the Small Cap Fund; and Lazard Asset Management LLC (“Lazard”) in the case of the International Stock Fund.

The proxy voting policies and procedures for Madison, SCM, Wellington Management and Lazard are found below, and collectively constitute the proxy voting policies and procedures of MEMBERS Mutual Funds.

MADISON ASSET MANAGEMENT, LLC

PROXY VOTING POLICIES AND PROCEDURES

Madison’s policies regarding voting the proxies of securities held in client accounts depend on the nature of its relationship to the client. When Madison is an ERISA fiduciary of an account, there are additional considerations and procedures than for all other (regular) accounts. In all cases, when Madison votes client proxies, it must do so in the client’s best interests as described below by these policies.

Regular Accounts

Madison does not assume the role of an active shareholder when managing client accounts. If Madison is dissatisfied with the performance of a particular company, it will generally reduce or terminate the fund’s position in the company rather than attempt to force management changes through shareholder activism.

Making the Initial Decision on How to Vote the Proxy

As stated above, Madison’s goal and intent is to vote all proxies in the client’s best interests. For practical purposes, unless Madison makes an affirmative decision to the contrary, when it votes a proxy as the board of directors of a company recommends, it means Madison agrees with the board that voting in such manner is in the interests of its clients as shareholders of the company for the reasons stated by the board. However, if Madison believes that voting as the board of directors recommends would not be in a client’s best interests, then Madison must vote against the board’s recommendation.

As a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet or through a proxy voting service), unless Madison is not authorized to vote proxies. When the client has reserved the right to vote proxies in his/her/its account, Madison must make arrangements for proxies to be delivered directly to such client from its custodian and, to the extent any such proxies are received by Madison inadvertently, promptly forward them to the client.

Documenting Madison’s Decisions

In cases where a proxy will NOT be voted or, as described below, voted against the board of directors recommendation, Madison’s policy is to make a notation to the file containing the records for such security (e.g., Corporation X research file, because Madison may receive numerous proxies for the same company and it is impractical to keep such records in the file of each individual client) explaining Madison’s action or inaction, as the case may be.

Alternatively, or in addition to such notation, Madison may include a copy of the rationale for such decision in the appropriate equity correspondence file.

Why would voting as the board recommends NOT be in the client’s best interests?

Portfolio management must, at a minimum, consider the following questions before voting any proxy:

1. Is the board of directors recommending an action that could dilute or otherwise diminish the value of the client’s position? (This question is more complex than it looks: Madison must consider the time frames involved for both the client and the issuer. For example, if the board of directors is recommending an action that might initially cause the position to lose value but will increase the value of the position in the long-term, Madison would vote as the board recommended for if Madison is holding the security for clients as a long-term investment. However, if the investment is close to Madison’s valuation limits and Madison is anticipating eliminating the position in the short-term, then it would be in its clients’ best interests to vote against management’s recommendation.)

2. If so, would Madison be unable to liquidate the affected securities without incurring a loss that would not otherwise have been recognized absent management’s proposal?

3. Is the board of directors recommending an action that could cause the securities held to lose value, rights or privileges and there are no comparable replacement investments readily available on the market? (For example, a company can be uniquely positioned in the market because of its valuation compared with otherwise comparable securities such that it would not be readily replaceable if Madison were to liquidate the position. In such a situation, Madison might vote against management’s recommendation if Madison believe a “No” vote could help prevent future share price depreciation resulting from management’s proposal or if Madison believe the value of the investment will appreciate if management’s proposal fails. A typical recent example of this type of decision is the case of a board recommendation not to expense stock options, where Madison would vote against management’s recommendation because Madison believes expensing such options will do more to enhance shareholder value going forward.)

4. Would accepting the board of directors recommendation cause Madison to violate its client’s investment guidelines? (For example, a board may recommend merging the company into one that is not permitted by client investment guidelines, e.g. a tobacco product company, a foreign security that is not traded on any U.S. exchange or in U.S. dollars, etc., restrictions often found in client investment guidelines. This would be an unusual situation and it is possible Madison would, nevertheless, vote in favor of a board’s recommendation in anticipation of selling the investment prior to the date any vote would effectively change the nature of the investment as described. Moreover, this does not mean Madison will consider any client-provided proxy voting guidelines. Madison’s policy is that client investment guidelines may not include proxy voting guidelines if Madison will vote account proxies. Rather, Madison will only vote client proxies in accordance with these guidelines. Clients who wish their account proxies to be voted in accordance with their own proxy voting guidelines must retain proxy voting authority for themselves.)

Essentially, Madison must “second guess” the board of directors to determine if their recommendation is in the best interests of its clients, regardless of whether the board thinks its recommendation is in the best interests of shareholders in general. The above questions should apply no matter the type of action subject to the proxy. For example, changes in corporate governance structures, adoption or amendments to compensation plans (including stock options) and matters involving social issues or corporate responsibility should all be reviewed in the context of how it will affect Madison’s clients’ investment.

In making its decisions, to the extent Madison relies on any analysis outside of the information contained in the proxy statements, Madison must retain a record of such information in the same manner as other books and records (two years in the office, five years in an easily accessible place). Also, if a proxy statement is NOT available on the SEC’s EDGAR database, Madison must keep a copy of the proxy statement.

Addressing Conflicts of Interest

Although it is not likely, in the event there is a conflict of interest between Madison and its client in connection with a material proxy vote (for example, (1) the issuer or an affiliate of the issuer is also a client or is actively being sought as a client or (2) Madison has a significant business relationship with the issuer such that voting in a particular manner could jeopardize this client and/or business relationship), Madison’s policy is to alert affected client(s) of the conflict before voting and indicate the manner in which Madison will vote. In such circumstances, Madison’s client(s) may instruct it to vote in a different manner. In any case, Madison must obtain client consent to vote the proxy when faced with a conflict of interest. If the conflict involves a security held by a mutual fund Madison manages, then Madison must present the material conflict to the board of the applicable fund for consent or direction to vote the proxies. If the conflict involves a security held by wrap accounts, then Madison may present the conflict to the wrap sponsor, as its agent, to obtain wrap client consent or direction to vote the proxies. Note that no conflict generally exists for routine proxy matters such as approval of the independent auditor (unless, of course, the auditor in question is a client, Madison is seeking the auditor as a client or Madison has a significant business relationship with the auditor), electing an uncontested board of directors, etc.

In the event it is impractical to obtain client consent to vote a proxy when faced with a conflict of interest, or at the request of the applicable fund board, Madison will employ the services of an independent third party “proxy services firm” to make the proxy voting decision in accordance with Rule 206(4)-6 under the Investment Advisors Act of 1940, as amended.

Once any member of the relevant portfolio management team determines that it would be in Madison’s clients’ best interests to vote AGAINST management recommendations (or, for Madison Scottsdale and Concord Asset Management, any particular portfolio manager makes such determination), then the decision should be brought to the attention of the Investment Committee, or any subcommittee appointed by the Investment Committee from among its members (such subcommittee may be a single person), to ratify the decision to stray from Madison’s general policy of voting with management. Such ratification need not be in writing.

The Investment Committee or any subcommittee appointed by the Investment Committee from among its members (such subcommittee may be a single person) shall monitor potential conflicts of interest between Madison and clients that would affect the manner by which Madison votes a proxy. Madison maintains a “conflicted list” for proxy voting purposes.

As of January 1, 2004, Jay Sekelsky represents the Investment Committee subcommittee described above.

ERISA Fiduciary Accounts

As a general rule, an ERISA plan Trustee is required to vote proxies. However, the fiduciary act of managing plan assets includes the responsibility to vote proxies on plan-owned stock when the named fiduciary has delegated management responsibility to an investment manager. Therefore, unless another named fiduciary (Trustee, another investment manager, consultant, plan administrator, employer, etc.) for any ERISA client expressly reserves the right to vote proxies, Madison is required to do so. In most cases, the plan document will specify who is required to vote proxies.

It is important that Madison’s investment management agreement (or the ERISA client’s plan document) (collectively, the “Contracts”) address the issue of who is responsible for voting proxies.

1. If the Contracts expressly preclude Madison from voting proxies, then the Trustee must vote proxies attributable to its ERISA client’s accounts.
2. On the other hand, if the Contracts are silent or simply state that Madison “may” vote proxies, then it is its fiduciary duty to affirmatively vote under ERISA.

ERISA requires Madison, when it is responsible for voting proxies:
1. To maintain voting records for review by the named fiduciary of the plan; and
2. Ensure that the custodian (or plan Trustee, as the case may be) forwards to Madison all proxies received so that Madison may vote them in a timely manner.

Madison’s general policy is to vote all ERISA plan proxies received in the same manner as Madison vote non-ERISA plan proxies described above. Again, as a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet).

Additional Recordkeeping Rules Related to Proxy Voting

Madison must keep any written documents (including email) Madison prepared that were material to making a decision on how to vote a proxy (or that memorialized the basis for its decision). As noted above, Madison need not keep a copy of the actual proxy statements Madison received if they are available on the SEC’s EDGAR database.

Madison must keep in the applicable client file records of written client requests for proxy voting information. Madison must, of course, also keep a copy in the client file of any of its written responses to clients who asked for such information either in writing or orally.

Madison retained the services of ProxyEdge to maintain the records of the proxy votes Madison cast on behalf of clients. To the extent Madison votes any proxies outside of this service (for example, for logistical purposes, certain Madison Scottsdale proxies may not be maintained by this service), then copies of the voted proxy must be maintained in the applicable client or research file, as the case may be.

Last updated July 1, 2009

SHENKMAN CAPITAL MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES

Set forth below are the policies and procedures of Shenkman Capital with respect to proxy voting.

This statement does not attempt to describe every regulatory and compliance requirement applicable to proxy voting, but rather summarizes some of the issues involved and establishes general rules and procedures. Although this statement expressly addresses proxy voting, the policies and procedures set forth herein apply to any solicitation of votes with respect to securities held in a fully discretionary client account, such as, for example, the solicitation of the consent of the holders of fixed income securities to a proposed restructuring.

I. POLICY

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Shenkman Capital has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with this statement.

II. PROXY VOTING PROCEDURES

(a)      Shenkman Capital will instruct each custodian for a discretionary client account to deliver to Shenkman Capital all proxy solicitation materials received with respect to the account. Shenkman Capital will review the securities held in its discretionary client accounts on a regular basis to confirm that it receives copies of all proxy solicitation materials concerning such securities. Shenkman Capital will vote all proxies on behalf of discretionary client accounts after carefully considering all proxy solicitation materials and other information and facts it deems relevant. A Portfolio Manager will make all voting decisions on behalf of a discretionary client account based solely on his/her determination of the best interests of that account. Shenkman Capital will use reasonable efforts to respond to each proxy solicitation by the deadline for such response.

(b)      All proxies received by Shenkman Capital will be sent to the Portfolio Administration Department for processing as follows:

(1)      maintain a record of each proxy received;

(2)      determine which accounts managed by Shenkman Capital hold the security to which the proxy relates;

(3)      forward the proxy to a Portfolio Manager together with a list of accounts that hold the security, the number of votes each account controls (reconciling any duplications), and the date by which Shenkman Capital must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer via the custodian prior to the vote taking place;

(4)      absent material conflicts (see Section IV), a Portfolio Manager will determine how Shenkman Capital should vote the proxy. The Portfolio Manager will send its decision on how Shenkman Capital will vote a proxy to the Portfolio Administration Department, which will be responsible for making sure the proxy has been completed and returning it to issuer and/or the custodian in a timely and appropriate manner.

Shenkman Capital’s General Counsel shall monitor the firm’s processing of proxy statements to assure that all proxy statements are handled and processed in accordance with this statement. The General Counsel will designate one or more team members of the firm to be responsible for insuring that all proxy statements are received and that Shenkman Capital responds to them in a timely manner.

III. VOTING GUIDELINES

Shenkman Capital will review all proxy solicitation materials it receives concerning securities held in a discretionary client account. Shenkman Capital will evaluate all such information and may seek additional information from the party soliciting the proxy and independent corroboration of such information when Shenkman Capital considers it appropriate and when it is reasonably available.

In the absence of specific voting guidelines from the client, Shenkman Capital will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. Shenkman Capital believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

Generally, Shenkman Capital will vote FOR a proposal when it believes that the proposal serves the best interests of the discretionary client account whose proxy is solicited because, on balance, the following factors predominate:

(a) the proposal has a positive economic effect on shareholder value;

(b) the proposal poses no threat to existing rights of shareholders;

(c) the dilution, if any, of existing shares that would result from approval of the proposal is warranted by the benefits of the proposal; and

(d) the proposal does not limit or impair accountability to shareholders on the part of management and the board of directors.

Generally, Shenkman Capital will vote AGAINST a proposal if it believes that, on balance, the following factors predominate:

(a) the proposal has an adverse economic effect on shareholder value;

(b) the proposal limits the rights of shareholders in a manner or to an extent that is not warranted by the benefits of the proposal;

(c) the proposal causes significant dilution of shares that is not warranted by the benefits of the proposal;

(d) the proposal limits or impairs accountability to the shareholders on the part of management or the board of directors; or

(e) the proposal is a shareholder initiative that Shenkman Capital believes wastes time and resources of the company or reflects the grievance of one individual.

Shenkman Capital will ABSTAIN from voting proxies when it believes that it is appropriate. Usually, this occurs when Shenkman Capital believes that a proposal will not have a material effect on the investment strategy it pursues for its discretionary client accounts.

IV. CONFLICTS OF INTEREST

Due to the size and nature of Shenkman Capital’s operations and its limited affiliations in the securities industry, Shenkman Capital does not expect that material conflicts of interest will arise between it and a discretionary client account over proxy voting. Shenkman Capital recognizes, however, that such conflicts may arise from time to time, such as, for example, when Shenkman Capital or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re-appointment as a director of a company. If a material conflict of interest arises, Shenkman Capital will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. Under no circumstances will Shenkman Capital place its own interests ahead of the interests of its discretionary client accounts in voting proxies.

If Shenkman Capital determines that the proxy voting policies do not adequately address a material conflict or interest related to a proxy, Shenkman Capital will provide the affected client with copies of all proxy solicitation materials received by Shenkman Capital with respect to that proxy, notify that client of the actual or potential conflict of interest, and of Shenkman Capital’s intended response to the proxy request (which response will be in accordance with the policies set forth in this statement), and request that the client consent to Shenkman Capital’s intended response. If the client consents to Shenkman Capital’s intended response or fails to respond to the notice within a reasonable period of time specified in the notice, Shenkman Capital will vote the proxy as described in the notice. If the client objects to Shenkman Capital’s intended response,

Shenkman Capital will vote the proxy as directed by the client.

V. DISCLOSURE

(a)      Shenkman Capital will disclose in its Form ADV, Part II that clients may contact Shenkman Capital (via e-mail or telephone) in order to obtain information on how Shenkman Capital voted such client’s proxies, and to request a copy of this statement. If a client requests this information, Shenkman Capital will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about: (i) the name of the issuer; (ii) the proposal voted upon, and (iii) how Shenkman Capital voted the client’s proxy.

(b)      A concise summary of this statement will be included in Shenkman Capital’s Form ADV, Part II, and will be updated whenever these policies and procedures are updated. Shenkman Capital will arrange for a copy of this summary to be sent to all existing clients as part of its annual distribution of its Form ADV, Part II.

VI. RECORDKEEPING

Shenkman Capital will maintain files relating to its proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Shenkman Capital. Records of the following will be included in the files:

(a)      copies of these proxy voting policies and procedures, and any amendments thereto;

(b)      a copy of each proxy statement that it receives; provided, however, that Shenkman Capital may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;

(c)      a record of each vote that Shenkman Capital casts;

(d)      a copy of any document Shenkman Capital created that was material to making a decision how to vote proxies, or that memorializes that decision;

(e)      a copy of each written client request for information on how Shenkman Capital voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how Shenkman Capital voted its proxies.

Dated: July 1, 2008

WELLINGTON MANAGEMENT COMPANY, LLP

GLOBAL PROXY POLICIES AND PROCEDURES

Introduction

Wellington Management Company, LLP (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”), which are incorporated by reference to these Global Proxy Policy and Procedures, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Guidelines.

Statement of Policies

As a matter of policy, Wellington Management:

     1. Takes responsibility for voting client proxies only upon a client’s written request.

2. Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3. Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4. Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5. Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6. Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

7. Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8. Provides all clients, upon request, with copies of these Global Proxy Policy and Procedures, the Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9. Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight

Wellington Management has a Corporate Governance Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Global Proxy Policy and Procedures and the Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal and Compliance Group monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Global Research Services Group. In addition, the Global Research Services Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

Statement of Procedures

Wellington Management has in place certain procedures for implementing its proxy voting policy.

General Proxy Voting

Authorization to Vote

Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy

Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation

To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

•      Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Global Research Services Group and voted in accordance with the Guidelines.

•      Issues identified as “case-by-case” in the Guidelines are further reviewed by the Global Research Services Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•      Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Global Research Services Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending

Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.

Additional Information

Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management’s Global Proxy Policy and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: July 8, 2009

LAZARD ASSET MANAGEMENT LLC

Proxy Voting

Policy:

As a fiduciary, LAM is obligated to vote proxies in the best interests of its clients. LAM has adopted a written policy (the "Policy") that is designed to ensure that it satisfies its fiduciary obligation. LAM has developed a structure to attempt to ensure that proxy voting is conducted in an appropriate manner, consistent with clients' best interests, and within the framework of the Policy.
LAM manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, investment companies and other collective investment vehicles. Absent specific guidelines provided by a client, LAM's policy is to vote proxies on a given issue the same for all of its clients. The Policy is based on the view that, in its role as investment adviser, LAM must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and that the votes it casts on behalf of all its clients are intended to accomplish that objective.

Procedures:

Administration and Implementation of Proxy Voting Process. LAM's proxy-voting process is administered by its Proxy Operations Department ("ProxyOps"), which reports to LAM's Chief Operating Officer. Oversight of the process is provided by LAM's Legal/Compliance Department and by a Proxy Committee consisting of senior LAM officers. To assist it in its proxy-voting responsibilities, LAM currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. ("ISS"), one of the world's largest providers of proxy-voting services. ISS provides LAM with its independent analysis and recommendation regarding virtually every proxy proposal that LAM votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.
LAM's Proxy Committee has approved specific proxy voting guidelines regarding the most common proxy proposals (the "Approved Guidelines"). These Approved Guidelines provide that LAM should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis. LAM believes that its portfolio managers and global research analysts with knowledge of the company ("Portfolio Management") are in the best position to evaluate the impact that the outcome of a given proposal will have on long-term shareholder value. Therefore, ProxyOps seeks Portfolio Management's recommendation on all proposals to be considered on a case-by-case basis. Portfolio Management is also given the opportunity to review all proposals (other than routine proposals) where the Approved Guideline is to vote for or against, and, in compelling circumstances, to overrule the Approved Guideline, subject to the Proxy Committee's final determination. The Manager of ProxyOps may also consult with LAM's Chief Compliance Officer or the Proxy Committee concerning any proxy agenda or proposal.

Types of Proposals. Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company's name. Other proposals are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. The Policy lists the Approved Guidelines for the most common proposals. New or unusual proposals may be presented from time to time. Such proposals will be presented to Portfolio Management and discussed with the Proxy Committee to determine how they should be voted, and an Approved Guideline will be adopted if appropriate.

Conflicts of Interest. The Policy recognizes that there may be times when meeting agendas or proposals create the appearance of a material conflict of interest for LAM. Should the appearance of such a conflict exist, LAM will seek to alleviate the conflict by voting consistent with an Approved Guideline (to vote for or against), or, in situations where the Approved Guideline is to vote case-by-case, with the recommendation of an independent source, currently Institutional Shareholder Services ("ISS"). If the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, LAM will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a third independent source is not available, LAM will follow the recommendation of ISS's Proxy Advisor Service.

Funds. Each Fund is required to file a Form N-PX by August 31 each year containing a complete proxy voting record of the Fund for the twelve-month period ended the previous June 30. LAM's Proxy Operations team is responsible for maintaining the data necessary to complete this form and to work, in conjunction with ISS, to generate the required information and to file this form annually. In addition, in the Fund's annual and semi-annual report to shareholders and in its Statement of Additional Information ("SAI"), the Fund must include a statement indicating how to obtain the proxy voting record of the Fund for the most recent twelve month period and that such record is available without charge. It should also indicate that such information is available on the SEC's website. The Legal/Compliance Department is responsible for ensuring that such information is included in the annual and semi-annual reports and in the SAI.

Dated: November 2008

PART C
OTHER INFORMATION
MEMBERS Mutual Funds

Item 23. Exhibits

See “Exhibit Index.”

Item 24. Persons Controlled by or Under Common Control With Registrant

None.

Item 25. Indemnification

As a Delaware statutory trust, Registrant’s operations are governed by its Amended and Restated Declaration of Trust dated March 1, 2010 (the “Declaration of Trust”). Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the “DSTA”) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant's Declaration of Trust expressly provides that it has been organized under the DSTA and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware statutory trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant's shareholders could be subject to personal liability.

To protect Registrant’s shareholders against the risk of personal liability, the Declaration of Trust: (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its Trustees; (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant's business and the nature of its assets, the risk of personal liability to a shareholder is remote.

The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

Registrant also maintains directors’ and officers’ liability insurance for the benefit of Registrant’s trustees and as well as the officers and directors of the Registrant’s advisor and its affiliates (referred to as an “Insured” or the “Insureds”). The policy does not protect against any liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of an Insured’s office.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to any provision of the Registrant’s Declaration of Trust, the Registrant and its officers and Trustees have been advised that in the opinion of the Securities and Exchange Commission (the “SEC”), such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by an Insured in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, subject to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

The investment adviser for Registrant is Madison Asset Management, LLC (“MAM”). See the section in Part A entitled “Investment Adviser” for a more complete description.

To the best of Registrant’s knowledge, none of the officers and directors of MAM is or has been engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years (other than their association with MAM and its affiliates, including Madison Investment Advisors, Inc.(“MIA”)). See the section in Part B entitled “Management of the Trust – Trustees and Officers” for more information regarding the officers and directors of MAM and MIA. Also refer to Part I of MAM’s and MIA’s Uniform Application for Investment Advisor Registration on Form ADV, as filed with the SEC.

Item 27. Principal Underwriter

a.     Mosaic Funds Distributor, LLC (“MFD”), a registered broker-dealer, is the principal distributor of Registrant’s shares. MFD does not act as principal underwriter, distributor, depositor or investment adviser for any investment company other than Registrant, the Ultra Series Fund, and Madison Mosaic Equity, Tax-Free, Government Money Market and Income Trusts. The principal business address for MFD is 550 Science Drive, Madison, WI 53711. MFD is a wholly owned subsidiary of MIA.

b.     The officers and directors of MFD are as follows:

Name and Principal Business Address	Positions and Offices with the Underwriter	Positions and Offices with Registrant
W. Richard Mason*	Principal, Chief Compliance Officer and Financial Operations Principal	Chief Compliance Officer, Corporate Counsel and Assistant Secretary

Pamela M. Krill**	General Counsel and Chief Legal Officer	General Counsel, Chief Legal Officer and Assistant Secretary

Lydia R. Kiebzak**	Branch Manager	None

Frank E. Burgess**	Manager	Vice President

*The principal business address of this persons is: 8777 North Gainey Center Drive, Scottsdale, AZ 85258.
**The principal business address of these persons is: 550 Science Drive, Madison, WI 53711.

c.     There have been no commissions or other compensation paid by Registrant to unaffiliated principal underwriters.

Item 28. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained by:

a.     Madison Asset Management, LLC (main office)
550 Science Drive
Madison, WI 53711

b.     Madison Asset Management, LLC (secondary office)
6411 Mineral Point Road
Madison, WI 53705

c.     Mosaic Funds Distributor, LLC

     8777 North Gainey Center Drive, Suite 220

     Scottsdale, AZ 85258

d.     Boston Financial Data Services
2000 Crown Colony Drive
Quincy, MA 02169

e.     State Street Bank & Trust Company
801 Pennsylvania
Kansas City, MO 64105

f.     U.S. Bank, N.A.

     1555 North River Center Drive, Suite 302,

     Milwaukee, WI 53212

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Madison, State of Wisconsin, on the 22nd day of December, 2009.

MEMBERS Mutual Funds

By: /s/ Katherine L. Frank

Katherine L. Frank

President

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signatures	Title	Date

/s/Katherine L. Frank	President and Trustee (Principal	December 22, 2009
Katherine L. Frank	Executive Officer)

/s/Greg D. Hoppe	Treasurer (Principal Financial	December 22, 2009
Greg D. Hoppe	Officer)

*	Trustee	December 22, 2009
Lorence D. Wheeler

*	Trustee	December 22, 2009
James R. Imhoff, Jr.

*	Trustee	December 22, 2009
Philip E. Blake

*	Trustee	December 22, 2009
Steven P. Riege

*	Trustee	December 22, 2009
Richard E. Struthers

*By: /s/ Pamela M. Krill
     Pamela M. Krill

*Pursuant to Power of Attorney (see Exhibit (q) to this Registration Statement)

EXHIBIT INDEX

	Exhibit	Incorporated by Reference to	Filed Herewith

(a.1)	Amended and Restated Declaration of Trust dated March 1, 2010		*

(a.2)	Certificate of Trust	Post-Effective Amendment (“PEA”) No. 23 to this Form N-1A Registration Statement filed on December 26, 2007

(b)	Not Applicable

(c)	Incorporated by reference to the Declaration of Trust

(d.1)	Amended and Restated Investment Advisory Agreement with Madison Asset Management, LLC (“MAM”) effective November 1, 2009	PEA No. 27 to this Form N-1A Registration Statement filed on October 9, 2009

(d.2)	Investment Sub-Advisory Agreement with Lazard Asset Management effective July 1, 2009	PEA No. 27 to this Form N-1A Registration Statement filed on October 9, 2009

(d.3)	Investment Sub-Advisory Agreement with Wellington Management Company, LLP effective July 1, 2009	Form N-14 Registration Statement filed on September 30, 2009

(d.4)	Investment Sub-Advisory Agreement with Shenkman Capital Management effective July 1, 2009	PEA No. 27 to this Form N-1A Registration Statement filed on October 9, 2009

(e.1)	Distribution Agreement with Mosaic Funds Distributor, LLC effective July 1, 2009	PEA No. 26 to this Form N-1A Registration Statement filed on August 10, 2009

(e.2)	Form of Dealer Agreement	PEA No. 25 to this Form N-1A Registration Statement filed on February 20, 2009

(f)	Not Applicable

(g.1a)	Custodian Agreement with State Street Bank and Trust Company dated October 28, 1997	Pre-Effective Amendment No. 2 to this Form N-1A Registration Statement filed on November 12, 1997

(g.1b)	Letter Agreement with State Street Bank and Trust Company dated January 18, 2000	PEA No. 5 to this Form N-1A Registration Statement filed on February 23, 2000

(g.1c)	Amendment No. 2 to Custodian Agreement with State Street Bank and Trust Company dated January 18, 2000	PEA No. 7 to this Form N-1A Registration Statement filed on February 23, 2001

(g.1d)	Amendment to Custody Agreement with State Street Bank and Trust Company Amendment, dated March 14, 2001	PEA No. 8 to this Form N-1A Registration Statement filed on February 27, 2002

(g.1e)	Custody Agreement with U.S. Bank, N.A. (for Equity Income Fund only) dated November 1, 2009		X

(h.1)	Administration Agreement with State Street Bank and Trust Company dated October 30, 2000	PEA No. 7 to this Form N-1A Registration Statement filed on February 23, 2001

(h.2a)	Transfer Agency and Service Agreement with State Street Bank and Trust Company (on behalf of Boston Data Financial Services) dated November 20, 2000	PEA No. 8 to this Form N-1A Registration Statement filed on February 27, 2002

(h.2b)	Amendment to Transfer Agency and Services Agreement with State Street Bank and Trust Company (on behalf of Boston Data Financial Services) dated January 1, 2003	PEA No. 8 to this Form N-1A Registration Statement filed on February 24, 2003

(h.2c)	Amendment to Transfer Agency and Services Agreement dated October 1, 2003	PEA No. 22 to this Form N-1A Registration Statement filed on November 5, 2007

(h.2d)	Addendum to Transfer Agency and Services Agreement dated August 1, 2009		X

(h.3a)	Investment Accounting Agreement with State Street Bank and Trust Company dated October 28, 2000	PEA No. 6 to this Form N-1A Registration Statement filed on December 15, 2000

(h.3b)	Second Amendment to Investment Accounting Agreement with State Street Bank and Trust Company dated November 5, 2004	PEA No. 11 to this Form N-1A Registration Statement filed on February 28, 2005

(h.4)	Services Agreement with MAM effective July 1, 2009	PEA No. 26 to this Form N-1A Registration Statement filed on August 10, 2009

(i.1a)	Opinion and Consent of Sutherland, Asbill & Brennan LLP dated November 12, 1997	Pre-Effective Amendment No. 2 to this Form N-1A Registration Statement filed on November 12, 1997

(i.1b)	Opinion and Consent of Sutherland, Asbill & Brennan LLP dated February 17, 2000	PEA No. 5 to this Form N-1A Registration Statement filed on February 23, 2000

(i.1c)	Opinion and Consent of Sutherland, Asbill & Brennan LLP dated February 22, 2001	PEA No. 7 to this Form N-1A Registration Statement filed on February 23, 2001

(i.1d)	Opinion and Consent of Steven R. Suleski dated February 28, 2008	PEA No. 24 to this Form N-1A Registration Statement filed on February 28, 2008

(j)	Consent of Deloitte & Touche LLP		X

(k)	Not Applicable

(l.1)	Subscription Agreement with CUNA Mutual Insurance Society dated November 7, 1997	Pre-Effective Amendment No. 2 to this Form N-1A Registration Statement filed on November 12, 1997

(1.2a)	Subscription Agreement with CUNA Mutual Life Insurance Company dated November 7, 1997	Pre-Effective Amendment No. 2 to this Form N-1A Registration Statement filed on November 12, 1997

(1.2b)	Subscription Agreement with CUNA Mutual Life Insurance Company dated February 19, 2001	PEA No. 7 to this Form N-1A Registration Statement filed on February 23, 2001

(1.2c)	Subscription Agreement with CUNA Mutual Life Insurance Company dated June 16, 2006	PEA No. 17 to this Form N-1A Registration Statement filed on December 8, 2006

(l.2d)	Subscription Agreement with CUNA Mutual Life Insurance Company dated November 30, 2006	PEA No. 17 to this Form N-1A Registration Statement filed on December 8, 2006

(l.3a)	Subscription Agreement with CUMIS Insurance Society, Inc. dated November 7, 1997	PEA No. 2 to this Form N-1A Registration Statement filed on February 10, 1999

(1.3b)	Subscription Agreement with CUMIS Insurance Society, Inc. dated February 17, 2007	PEA No. 5 to this Form N-1A Registration Statement filed on February 23, 2000

(l.4)	Subscription Agreement with MEMBERS Capital Advisors, Inc. dated December 17, 2007	PEA No. 23 to this Form N-1A Registration Statement filed on December 26, 2007

(l.5)	Subscription Agreement with Frank Burgess dated October 30, 2009		X

(m.1a)	Amended and Restated Service Plan for Class A Shares dated November 29, 2007, as amended November 1, 2009	PEA No. 27 to this Form N-1A Registration Statement filed on October 9, 2009

(m.2a)	Amended and Restated Distribution and Service Plan for Class B Shares dated November 29, 2007	PEA No. 23 to this Form N-1A Registration Statement filed on December 26, 2007

(m.3)	Distribution and Service Plan for Class C Shares dated February 28, 2008	PEA No. 24 to this Form N-1A Registration Statement filed on February 28, 2008

(n)	Amended and Restated Plan for Multiple Classes of Shares (Pursuant to Rule 18f-3) dated July 1, 2009	PEA No. 26 to this Form N-1A Registration Statement filed on August 10, 2009
(o)	Reserved

(p.1)	Madison Asset Management, LLC, Mosaic Funds Distributor, LLC, MEMBERS Mutual Funds and the Ultra Series Funds Code of Ethics effective July 1, 2009	PEA No. 26 to this Form N-1A Registration Statement filed on August 10, 2009

(p.2)	Lazard Asset Management LLC Code of Ethics dated November 2008	PEA No. 25 to this Form N-1A Registration Statement filed on February 20, 2009

(p.3)	Wellington Management Company, LLP Code of Ethics dated October 1, 2008	PEA No. 25 to this Form N-1A Registration Statement filed on February 20, 2009

(p.4)	Shenkman Capital Management, Inc. Code of Ethics dated July 1, 2008	PEA No. 25 to this Form N-1A Registration Statement filed on February 20, 2009

(p.5)	Paradigm Asset Management Co., LLC Code of Ethics dated July 1, 2008	PEA No. 25 to this Form N-1A Registration Statement filed on February 20, 2009

(q)	Powers of Attorney for each Trustee of MEMBERS Mutual Funds		X

____________________

“X”     Filed herewith.
“*”      To be filed by amendment.
“N/A”      Not applicable to this filing.